Prospectus
IVY VARIABLE
INSURANCE PORTFOLIOS
April 30, 2021
VARIABLE INSURANCE PORTFOLIOS

SPECIALTY PORTFOLIO
Ivy VIP Asset Strategy	Class I	Class II

Ivy Variable Insurance Portfolios (the Trust) is a management investment company, commonly known as a mutual fund, that has twenty-eight separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This prospectus offers one Portfolio of the Trust.
This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies (PICs)). This Prospectus should be read together with the prospectus for the particular Policy.
The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Portfolio Summary — Specialty Portfolio
3	Ivy VIP Asset Strategy
9	More about the Portfolio
9	Additional Information about Principal Investment Strategies, Other Investments and Risks
11	Additional Investment Considerations
12	Defining Risks
25	The Management of the Portfolio
27	Buying and Selling Portfolio Shares
31	Distributions and Taxes
33	Financial Highlights
2        Prospectus

Ivy VIP Asset Strategy
Objective
To seek to provide total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class I	Class II
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses[1]	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.77%	1.02%
Fee Waiver and/or Expense Reimbursement[2,3]	0.15%	0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.62%	0.87%
[1]	Other Expenses includes the expenses of Ivy VIP ASF II, Ltd., a wholly-owned subsidiary of the Portfolio organized in the Cayman Islands.
[2]	Through April 30, 2022, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, has contractually agreed to reduce the management fees paid by the Portfolio by an annual rate of 0.15% of average daily net assets. Prior to that date, the reduction may not be terminated without the consent of the Board of Trustees (Board).
[3]	Through April 30, 2022, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company (doing business as WI Services Company (WISC)), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of the Class I shares are at all times equal to the total annual ordinary portfolio operating expenses of the Class II shares less 0.25%, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the particular class of shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$ 63	$ 231	$ 413	$ 940
Class II	89	310	549	1,234
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Asset Strategy seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. Ivy Investment Management Company (IICO), the Portfolio’s investment manager, begins its investment process by investing a portion of the Portfolio’s assets in global equity securities that IICO believes can outperform the Portfolio’s benchmark index, the MSCI ACWI Index, over a full market cycle (the Equity Sleeve). IICO
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then invests the Portfolio’s remaining assets in various additional asset classes, including global fixed-income securities, United States Treasury (Treasury) instruments, precious metals, commodities and cash (the Diversifying Sleeve), which seek to provide returns to the Portfolio while having less correlation to the Equity Sleeve. IICO may allocate the Portfolio’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 55%-65% of the Portfolio’s total assets (with a long-term target of approximately 60%) in the Equity Sleeve and 35%-45% of the Portfolio’s total assets (with a long-term target of approximately 40%) in the Diversifying Sleeve.
In selecting securities for the Portfolio, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of IICO’s investment process also includes a top-down (assessing the market and economic environment) analysis.
With respect to the Equity Sleeve, IICO seeks what it believes are well-positioned companies with a strong and/or growing sustainable competitive advantage in attractive industries across the globe which IICO believes can exceed current earnings estimates. IICO looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. IICO generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what IICO believes to be sustainable high free cash flow.
Within the Equity Sleeve, the Portfolio has the flexibility to invest in both growth and value companies. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Equity Sleeve typically holds a limited number of stocks (generally 50 to 70).
Within the Diversifying Sleeve, the Portfolio has the flexibility to invest in a wide range of assets that, in IICO’s view, present attractive risk-adjusted returns as compared to the Equity Sleeve, and/or reduce the Portfolio’s overall risk profile because such assets have less correlation to the assets within the Equity Sleeve. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds, although IICO anticipates that a majority of the assets within the Diversifying Sleeve will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality; although IICO anticipates that investments in junk bonds will be minimal within the Diversifying Sleeve, and, in no event, will such investments exceed 10% of the Portfolio’s total assets. When selecting these instruments, IICO focuses heavily on free cash flow and an issuer’s ability to delever itself through the credit cycle. The Portfolio also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as Treasury inflation-protected securities (TIPs), and cash.
Within each of the Equity Sleeve and the Diversifying Sleeve, the Portfolio may invest in U.S. and foreign securities. The Equity Sleeve of the Portfolio generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the U.S. dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
IICO may allocate the Portfolio’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. IICO does not intend to concentrate the Portfolio in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.
Subject to diversification limits, the Portfolio also may invest up to 10% of its total assets at the time of investment in precious metals. The Portfolio gains exposure to commodities, including precious metals, derivatives and commodity-linked instruments, by investing in a subsidiary organized in the Cayman Islands (Subsidiary). The Subsidiary is wholly-owned and controlled by the Portfolio. The Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to regulated investment companies, such as the Portfolio.
Generally, in determining whether to sell a security within the Equity Sleeve, IICO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. IICO also may sell a security if the price of the
4        Prospectus

security reaches what IICO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, or to raise cash. Within the Diversifying Sleeve, IICO generally sells assets when, in IICO’s view, such assets no longer have the ability to provide equity-like returns or no longer provide the desired portfolio diversification.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Commodities Risk. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Portfolio’s securities could affect the Portfolio’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher
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for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 50 to 70). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.
■	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Portfolio to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. The Portfolio may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to
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accelerate, shortening the average lives of such securities, and the Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Portfolio’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.
Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
■	Subsidiary Investment Risk. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by IICO, it is unlikely that the Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the U.S. and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although, under the federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Portfolio receives from the Subsidiary should constitute “qualifying” income.
■	U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.
■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for each class of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
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Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 17.70% (the second quarter of 2020) and the lowest quarterly return was -19.16% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class I (began on 4-28-2017)	14.16%	N/A	11.02%
Class II	13.88%	8.61%	6.15%
Indexes
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.26%	9.13%
Morningstar World Allocation Category Average (net of fees and expenses)	6.18%	7.01%	5.54%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
F. Chace Brundige, Senior Vice President of IICO, has managed the Portfolio since August 2014, and W. Jeffery Surles, Senior Vice President of IICO, has managed the Portfolio since February 2018.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s net asset value (NAV) per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
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More about the Portfolio
Additional Information about Principal Investment Strategies, Other Investments and Risks
Ivy VIP Asset Strategy: The Portfolio seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. IICO begins its investment process by investing a portion of the Portfolio’s assets in global equity securities that IICO believes can outperform the Portfolio’s benchmark index, the MSCI ACWI Index, over a full market cycle (the Equity Sleeve). IICO then invests the Portfolio’s remaining assets in various additional asset classes, including global fixed-income securities, Treasury instruments, precious metals, commodities and cash (the Diversifying Sleeve), which seek to provide returns to the Portfolio while having less correlation to the Equity Sleeve. IICO may allocate the Portfolio’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 55% — 65% of the Portfolio’s total assets (with a long-term target of approximately 60%) in the Equity Sleeve and 35% — 45% of the Portfolio’s total assets (with a long-term target of approximately 40%) in the Diversifying Sleeve.
In selecting securities for the Portfolio, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of IICO’s investment process also includes a top-down (assessing the market and economic environment) analysis.
With respect to the Equity Sleeve, IICO seeks what it believes are well-positioned companies with a strong and / or growing sustainable competitive advantage in attractive industries across the globe which IICO believes can exceed current earnings estimates. IICO looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. IICO generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and / or offering what IICO believes to be sustainable high free cash flow.
Within the Equity Sleeve, the Portfolio has the flexibility to invest in both growth and value companies. The Portfolio will tend to emphasize growth-oriented companies, but will typically shift towards value-oriented companies when it feels growth stocks are too expensive on a relative basis or during an economic cycle where IICO believes that cyclical companies have become oversold. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Equity Sleeve typically holds a limited number of stocks (generally 50 to 70).
Within the Diversifying Sleeve, the Portfolio has the flexibility to invest in a wide range of assets that, in IICO’s view, present attractive risk-adjusted returns as compared to the Equity Sleeve, and/or reduce the Portfolio’s overall risk profile because such assets have less correlation to the assets within the Equity Sleeve. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds and bank loans, although IICO anticipates that a majority of the assets within the Diversifying Sleeve will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality; although IICO anticipates that investments in junk bonds will be minimal within the Diversifying Sleeve, and, in no event, will such investments exceed 10% of the Portfolio’s total assets. When selecting these instruments, IICO focuses heavily on free cash flow and an issuer’s ability to delever itself through the credit cycle. The Portfolio also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as Treasury inflation-protected securities (TIPs), real estate investment trusts (REITs), precious metals, commodities and cash.
Within each of the Equity Sleeve and the Diversifying Sleeve, the Portfolio may invest in U.S. and foreign securities. The Equity Sleeve of the Portfolio generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the U.S. dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
IICO may allocate the Portfolio’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. IICO does not intend to concentrate the Portfolio in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.
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Subject to diversification limits, the Portfolio also may invest up to 10% of its total assets at the time of investment in precious metals. The Portfolio gains exposure to commodities, including precious metals, derivatives and commodity-linked instruments, by investing in a Subsidiary. The Subsidiary is wholly-owned and controlled by the Portfolio. The Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to regulated investment companies, such as the Portfolio. The Subsidiary is subject to the same general investment policies and restrictions as the Portfolio, except that unlike the Portfolio, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, it may use leveraged investment techniques.
The Portfolio previously invested in private placements and other restricted securities in an amount up to 15% of its net assets, in accordance with its investment restrictions. Private placements and other restricted securities may be difficult to resell because a ready market for resale may not exist at any given time. While the Portfolio may continue to invest in various types of restricted securities, including securities that normally are purchased and resold pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities), the Portfolio does not intend to further invest in private placements and seeks to sell its remaining holdings of such private placement securities as opportunities arise for such sale.
The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Portfolio also may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in companies that are offered in initial public offerings (IPOs). The Portfolio also may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Generally, in determining whether to sell a security within the Equity Sleeve, IICO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. IICO also may sell a security if the price of the security reaches what IICO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, or to raise cash. Within the Diversifying Sleeve, IICO generally sells assets when, in IICO’s view, such assets no longer have the ability to provide equity-like returns or no longer provide the desired portfolio diversification.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options, both written and purchased, on an index or on individual or baskets of equity securities, in an attempt to gain exposure to certain sectors or securities or to enhance income. The Portfolio also may, when consistent with the Portfolio’s investment objective, seek to manage foreign currency exposure by utilizing forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In addition, the Portfolio may use total return swaps in an attempt to increase exposure to various equity sectors and markets or individual or baskets of equity securities.
Principal Risks. An investment in Ivy VIP Asset Strategy is subject to various risks, including the following:
■	Commodities Risk
■	Company Risk
■	Credit Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Interest Rate Risk
■	Large Company Risk
■	Liquidity Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Market Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Subsidiary Investment Risk
■	U.S. Government Securities Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Asset Strategy may be subject to other, non-principal risks, including the following:
■	China Investment Risk
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk

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■	Initial Public Offering (IPO) Risk
■	Investment Company Securities Risk
■	Loan Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Reinvestment Risk
■	REIT-Related Risk
■	Restricted Securities Risk
■	Sector Risk
■	Securities Lending Risk
■	Small Company Risk
■	Subsidiary Tax Risk
A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).
Additional Investment Considerations
The objective and investment policies of the Portfolio may be changed by the Board without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.
Because the Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of the Portfolio's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.
To the extent the Portfolio invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on IICO’s skill in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that the Portfolio will achieve its objective.
The Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective. For example, the Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Portfolio's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much the Portfolio invests or uses these strategies, these special risks may become significant and thus affect the performance of the Portfolio.
Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Portfolio invests in securities that are backed by pools of mortgage loans, the risk to that Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.
The Portfolio may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Portfolio's market capitalization target of the securities in the Portfolio's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that the Portfolio must distribute for federal tax purposes.
The Portfolio generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, IICO may invest a portion of the Portfolio's assets in cash or cash equivalents if IICO is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Portfolio's investment objective, strategies and policies, or for other reasons.
The Portfolio and its service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Portfolio or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause the Portfolio or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Portfolio, IICO, or the Portfolio's custodian, transfer agent, intermediaries
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and other third-party service providers may adversely impact the Portfolio and its shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the ability of a Portfolio to calculate its net asset value (NAV), cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio or its service providers to regulatory fines or financial losses and/or cause reputational damage. The Portfolio also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Portfolio may invest, which could result in material adverse consequences for such issuers, and may cause the Portfolio's investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.
You will find more information in the SAI about the Portfolio's permitted investments, policies and strategies, as well as the restrictions that apply to them.
A description of the Portfolio's policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.
Portfolio holdings of the Portfolio may be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings for the Portfolio for the first and third quarters of each fiscal year is filed with the SEC as an exhibit to the Trust’s (as defined herein) Form N-PORT. These holdings may be viewed on the SEC’s website at http://www.sec.gov.
A complete schedule of portfolio holdings also is included in the Portfolio's Annual and Semiannual Reports to shareholders.
Defining Risks
China Investment Risk — The Portfolio may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs  (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.
Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Portfolio's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Portfolio's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.
Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, the Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, the Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. The Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, the Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.
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Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the U.S., central banks or supranational entities. Furthermore, because dividends declared by the Portfolio will be declared in U.S. dollars and underlying payments received by the Portfolio from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Portfolio would pay.
Commodities Risk — Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Portfolio's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, the Portfolio may be required to hold its commodities and/or interests in exchange-traded funds (ETFs) that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.
Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.
Credit Risk — An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Portfolio's securities could affect the Portfolio's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If the Portfolio purchases unrated securities and obligations, it will depend on IICO’s analysis of credit risk more heavily than usual.
In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.
Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in
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some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio's net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.
When the Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If the Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.
Although the Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. The Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.
Swap instruments may shift the Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts.
Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.
There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.
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The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. The Portfolio will enter into transactions in derivative instruments only with counterparties that IICO reasonably believes are capable of performing under the contract. IICO manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.
The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.
Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.
Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of portfolios using derivatives instruments could limit the Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Portfolio to enter into certain types of derivative transactions, or could limit the Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.
In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless IICO has registered as a CPO. IICO, in its management of the Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Portfolio under the CFTC and National Futures Association (NFA) rules.
Complying with those de minimis trading limitations may restrict IICO's ability to use derivatives as part of the Portfolio's investment strategies. Although IICO believes that it will be able to execute the Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Portfolio's ability to trade derivatives. Also, the Portfolio's ability to use certain derivative instruments may be limited by tax considerations.
Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain
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times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Portfolio fair value its holdings in those countries.
Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.
Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of the Portfolio's investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.
Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.
Other factors that can affect the value of the Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities
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and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
To the extent that the Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.
Moreover, in pursuing its investment objective, the Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Portfolio does so, it may face more risks than portfolios with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:
Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the U.S. and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.
Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.
European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.
The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.
The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and
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currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.
North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S. may have implications for trade among the U.S., Mexico and Canada, any of which may result in additional volatility in the region. In particular, the U.S. recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by the Portfolio. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Portfolio when investing in this region.
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
Holdings Risk — If the Portfolio typically holds a small number of stocks, or if the Portfolio's portfolio manager(s) tends to invest a significant portion of the Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's net asset value (NAV) than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Portfolio's volatility.
Initial Public Offering (IPO) Risk — Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on the Portfolio also is likely to decline as the Portfolio grows.
Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage real estate investment trusts (REITs), may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio's exposure to risks associated with rising rates. During periods of low short-term interest rates, Ivy VIP Government Money Market may not be able to maintain a positive yield or may not be able to pay Portfolio expenses out of current income without impairing such Portfolio’s ability to maintain a stable NAV. The Portfolio may use derivatives to hedge its exposure to interest rate risk.
Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.
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Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Portfolio's net asset value (NAV) to fluctuate more and adversely affect the Portfolio's return.
In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.
Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.
The Portfolio may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.
ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Portfolio).
Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its net asset value (NAV); (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.
Large Company Risk — Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
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Liquidity Risk — Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of the Portfolio if it invests in such securities.
Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Portfolio's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after the Portfolio invests and that the collateral may not be sufficient to cover the amount owed to the Portfolio. In the event the borrower defaults, the Portfolio's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Portfolio to lose income or principal on a particular investment, which could affect the Portfolio's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Portfolio has an interest. If the loan is unsecured, there is no specific collateral on which the Portfolio can foreclose. In addition, if a secured loan is foreclosed, the Portfolio may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.
Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, the Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Portfolio could enforce its rights directly against the borrower.
Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.
In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real
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or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.
Management Risk — IICO applies the Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by IICO may not produce the anticipated returns, may cause the Portfolio's shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.
Market Risk — Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
In the years since the financial crisis that started in 2008, the U.S. and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Portfolio. In addition, there is a risk that recent policy changes by the U.S. government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.
The value of assets or income from the Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Mid-Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
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Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If the Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.
Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio's performance.
Reinvestment Risk — Income from the Portfolio's debt securities may decline if the Portfolio invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio's holdings. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage real estate investment trusts (REITs)). As a result, the Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's investment income.
REIT-Related Risk — The value of the Portfolio's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (Code)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940, as amended (1940 Act). In addition, the Portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.
Restricted Securities Risk — Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio finds it difficult to sell these securities when IICO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the net asset value (NAV) of the Portfolio.
Sector Risk — At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than portfolios that invest more broadly.
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Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.
Small Company Risk — Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Subsidiary Investment Risk — By investing in the Subsidiary, Ivy VIP Asset Strategy is exposed to the risks associated with the Subsidiary’s investments. The Portfolio's Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and its Subsidiary are managed by IICO, it is unlikely that the Portfolio's Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio's shareholders. In addition, changes in the laws of the U.S. and/or the Cayman Islands, under which the Portfolio and its Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or its Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders.
Subsidiary Tax Risk — To qualify as a regulated investment company (RIC) under the federal tax law for a taxable year, a Portfolio must derive at least 90% of its annual gross income from sources considered to be “qualifying” income. However, income derived from disposing of commodities is not considered “qualifying” income. By investing in its Subsidiary, Ivy VIP Asset Strategy is exposed to the risk that it will be treated as having gains resulting from disposing of commodities (that is, “non-qualifying” income), and therefore may not qualify as a RIC in any given taxable year. If the Portfolio failed to qualify as a RIC, it may incur potentially significant federal income tax expense and, more importantly, also may cause investors to incur tax liabilities they otherwise would not have incurred currently, because each insurance company separate account invested in the Portfolio would fail to satisfy certain diversification requirements imposed by the Code and the regulations thereunder, with the result that the Policies supported by such account no longer would be eligible for your deferral. For example, such Portfolio would be subject to income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced. In addition, such taxable income also would be subject to tax at the shareholder level as dividend income when distributed to shareholders. The Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Portfolio receives from its Subsidiary should constitute qualifying income. However, if the IRS were to determine that the Portfolio's income from a subsidiary was not considered qualifying income and that determination was upheld by the courts, then such Portfolio — despite the opinion of counsel — might be unable to qualify as a RIC. In addition, it is possible that future tax legislation, regulations, and/or further guidance issued by the IRS may affect the character, timing, and/or amount of the Portfolio's taxable income or capital gains and distributions it makes, which in turn may adversely affect the Portfolio and its shareholders. In September 2016, the Treasury and the IRS proposed regulations that would treat such income as qualifying income only to the extent the RIC receives a distribution out of a subsidiary’s earnings and profits, which is the practice the Subsidiary and the Portfolio follow.
U.S. Government Securities Risk — Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other securities that are issued or guaranteed by federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.
The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.
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Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.
24        Prospectus

The Management of the Portfolio
Portfolio Management
The Portfolio is managed by IICO, subject to the authority of the Board of Trustees (Board). IICO provides investment advice to the Portfolio and supervises the Portfolio’s investments. IICO has served as investment manager to the Portfolio since September 2016; prior to that date, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, served as investment adviser to the Portfolio since its inception. IICO is located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200. IICO had approximately $74.8 billion in assets under management as of December 31, 2020.
IICO has received “manager of managers” exemptive relief from the SEC (the Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for a Portfolio without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Portfolio). Prior to relying on the Order, a Portfolio must receive approval of its shareholders. The Order permits the Portfolios to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a Portfolio change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Portfolio will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Portfolio.
Currently, only shareholders of the Managed Volatility Portfolios (which are not offered in this Prospectus) have approved the use of the Order. Accordingly, only the Managed Volatility Portfolios may rely on the Order. If shareholders of Ivy VIP Asset Strategy approve the use of the Order in the future, then the Portfolio also may rely on the Order.
Ivy VIP Asset Strategy: F. Chace Brundige and W. Jeffery Surles are primarily responsible for the day-to-day portfolio management of the Ivy VIP Asset Strategy. Mr. Brundige has held his Portfolio responsibilities since August 2014. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, and became a portfolio manager in February 2006. Mr. Brundige holds a BS degree in Finance from Kansas State University, and has earned an MBA with an emphasis in Finance and Accounting from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst (CFA) Charterholder.
Mr. Surles has held his Portfolio responsibilities since February 2018. He is Senior Vice President of IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in 2007 initially serving as an investment analyst. Mr. Surles earned a BS degree from Vanderbilt University, and an MBA from the University of Wisconsin. He is a Chartered Financial Analyst (CFA) Charterholder.
Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Portfolio securities, is included in the SAI.
Other members of IICO’s and the subadviser's investment management departments provide input on market outlook, economic conditions, investment research and other considerations relating to the Portfolio’s investments.
Management and Other Fees
Like all mutual funds, the Portfolio pays fees related to its daily operations. Expenses paid out of the Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The Portfolio pays a management fee to IICO for providing investment advice and supervising its investments. Prior to September 30, 2016, each Portfolio paid the same management fee to WRIMCO. The Portfolio also pays other expenses, which are explained in the SAI.
The management fee is payable to IICO at the annual rates of: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; and 0.55% of net assets over $3 billion.
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For the fiscal year ended December 31, 2020, management fees (net of waivers) for the Portfolio as a percent of the Portfolio’s average net assets were 0.70%.
A discussion regarding the basis of the approval by the Board of Trustees (Board) of the renewal of the advisory contract of the Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2020.
Multiple Class Information and Service Plan Arrangements
The Trust offers two classes of shares: Class I and Class II. The Portfolio offers both classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and usually will have different share prices. Class II shares are subject to a service plan that is described below. Class I shares are not subject to a service plan and may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the Portfolio have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; and (c) each class has exclusive voting rights with respect to matters solely affecting that class.
Rule 12b-1 Service Plan
Class II shares of the Trust have adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Class II shares of the Portfolio may pay daily a fee to Ivy Distributors, Inc. (IDI), an affiliate of IICO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Class II shares’ average annual net assets. The fee is to be paid to compensate IDI and unaffiliated third parties for amounts expended in connection with the provision of personal services to Class II Policyowners. These fees are paid out of the Class II shares’ assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.
26        Prospectus

Buying and Selling Portfolio Shares
Who Can Buy Shares of the Portfolio
Shares of the Portfolio currently are sold only to the separate accounts of PICs (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (the Exemptive Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolio are not sold to individual investors.
The Variable Accounts purchase shares of the Portfolio in accordance with Variable Account allocation instructions received from Policyowners. The Portfolio then uses the proceeds to buy securities for its investment portfolio.
Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their PIC directly for details concerning these transactions.
Please check with your PIC to determine if the Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.
The Portfolio currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolio may offer its shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Exemptive Order, the Board of Trustees (Board) will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices.
The principal underwriter of the Portfolio is IDI.
Purchase Price
The purchase price of a share (the price to buy one share of a particular class of the Portfolio) is its net asset value (NAV) next determined per share of that class after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of the Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of the Portfolio is determined by dividing the total market value of the securities and other assets of the Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.
Net Asset Value
In the calculation of the Portfolio's net asset value (NAV):
■	Securities traded on an exchange held by the Portfolio ordinarily are valued by an independent pricing service at their closing price as reported by the principal securities exchange on which the securities are traded.
■	If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.
■	Fixed-income securities, including bonds, foreign bonds, convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.
■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.
■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board of Trustees (Board), as discussed below.
The net asset value (NAV) per share of the Portfolio normally is computed daily as of the close of business of the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, except that an option or futures contract held by the Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.
As noted in this Prospectus, the Portfolio may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the net asset value (NAV) of the Portfolio's shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares.
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When the Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Portfolio if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio's NAV is calculated.
The Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. The Portfolio, which may invest a significant portion of its assets in foreign securities (and in derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of portfolio share prices that may not reflect developments in foreign securities markets or derivatives that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.
The Portfolio has retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Portfolio. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where Waddell & Reed Services Company, the Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio's Foreign Securities, as applicable.
Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on the Portfolio is that the Portfolio's NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Policyowner purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all Policyowners will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy of the Trust.
Selling Shares
Shares of a class of the Portfolio may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price (the price to sell one share of a particular class of the Portfolio) is the net asset value (NAV) per share of that Portfolio class next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of the Portfolio’s investments at the time of the redemption.
Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their PIC directly for details concerning these transactions.
Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the PIC. Payment generally is made within seven days after receipt of a proper request to redeem. No fee is charged to any PIC upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period if any of the following conditions exist:
■	the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted
■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable
■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust
■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares
28        Prospectus

Redemptions ordinarily are made in cash.
Market Timing Policy of the Trust
The Portfolios are intended for long-term investment purposes. The Trust and/or the PICs will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IDI, thereby indirectly affecting the Portfolio's shareholders.
Certain of the Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that the Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. The Portfolios may fair value securities pursuant to the Portfolios’ Valuation Procedures; however, there can be no assurance that the Portfolios’ process to fair value securities will be able to eliminate the arbitrage opportunity in Portfolios that hold foreign securities.
In addition, a Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.
To discourage market timing activities by investors, the Board of Trustees (Board) has adopted a market timing policy and has approved the procedures of WISC for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.
WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Portfolios’ market timing policy:
WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.
This example is not all-inclusive of the trading activity that may be deemed to violate the Portfolios’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.
In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares.
As an additional step, WISC reviews Portfolio redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities, WISC and/or IDI will coordinate with the applicable PIC so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.
Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or IDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.
The Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolio, IDI and WISC make efforts to monitor for market timing activities and will seek the assistance of the PICs through which Portfolio shares are purchased or held, the Portfolio cannot always identify or detect excessive trading that may be facilitated by a PIC or made difficult to identify by the use of omnibus accounts by the PICs, mainly due to
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the fact that the PICs maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolio will be able to eliminate all market timing activities.
Apart from actions taken by the Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the PICs that maintain the underlying account(s).
The Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that the Portfolio will eliminate market timing activities.
Additional Compensation to Intermediaries
IDI and/or its affiliates (collectively, Ivy) may make payments for marketing, promotional or related services by:
■	PICs for whose Policies the Portfolio is an underlying investment option; or
■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolio as an underlying investment option.
These payments often are referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Ivy’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolio. Because revenue sharing payments are paid by Ivy, and not from the Portfolio's assets, the amount of any revenue sharing payments is determined by Ivy.
In addition to the revenue sharing payments described above, Ivy may offer other incentives to sell Policies for which the Portfolio is an investment option in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, gifts and/or entertainment or meals.
The recipients of such incentives may include:
■	financial advisors and other registered and unregistered persons affiliated with Ivy;
■	broker-dealers and other financial intermediaries that sell such Policies; and
■	insurance companies that include shares of the Portfolio as an underlying investment option.
Payments may be based on current or past sales of Policies investing in shares of the Portfolio, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a PIC or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolio is an underlying investment option instead of recommending options offered by competing insurance companies.
In addition, Ivy may compensate PICs for administrative and shareholder services provided to Policyowners.
Notwithstanding the additional compensation described above, IICO is prohibited from considering a broker-dealer’s sale of any of the Portfolio's shares, or the inclusion of the Portfolio in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.
Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolio is an underlying investment option, issued by PICs, although neither such assistance nor the volume of shares sold of the Portfolio or any affiliated investment company is a qualifying or disqualifying factor in IICO’s selection of such broker-dealer for portfolio transaction execution.
The PIC that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
30        Prospectus

Distributions and Taxes
Distributions
The Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders (the Variable Accounts) each year. Usually, the Portfolio distributes net investment income at the following times:
Declared and paid annually in May:
Net investment income from the Portfolio and net realized long-term and/or short-term capital gains from the Portfolio.
Dividends are paid by the Portfolio in additional full and fractional shares of the Portfolio.
All distributions from net realized capital gains, if any, of a class of shares of the Portfolio, are paid in additional full and fractional shares of that class.
Taxes
The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. To the extent the Portfolio that satisfies those requirements, it is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.
It is important for the Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification federal tax rules that apply to them. If the Portfolio failed to meet those rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors the Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.
You will find additional information in the SAI about federal income tax considerations generally affecting the Portfolio. Because the only shareholders of the Portfolio are the Variable Accounts, no further discussion is included here as to the federal income tax consequences to the Portfolio's shareholders. For information concerning the federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.
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32         Prospectus

Financial Highlights
The following information is to help you understand the financial performance of each of the classes of the Portfolio for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total Return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, the Portfolios’ Independent Registered Public Accounting Firm for its most recent fiscal year, whose Report of Independent Registered Public Accounting Firm, along with the Portfolio's financial statements and financial highlights for the fiscal year ended December 31, 2020, is included in the Portfolios' Annual Report to Shareholders, which is incorporated by reference into the SAI. The Annual Report contains additional performance information and will be made available upon request and without charge. The Board has selected PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, to serve as the current Independent Registered Public Accounting Firm for the Portfolio.
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IVY VIP
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy Class I Shares
Year ended 12-31-2020	$9.50	$ 0.17	$ 1.16	$ 1.33	$ (0.22)	$ (0.16)	$ (0.38)
Year ended 12-31-2019	8.29	0.20	1.63	1.83	(0.23)	(0.39)	(0.62)
Year ended 12-31-2018	9.37	0.18	(0.67)	(0.49)	(0.20)	(0.39)	(0.59)
Year ended 12-31-2017(4)	8.57	0.08	0.88	0.96	(0.16)	—	(0.16)
Class II Shares
Year ended 12-31-2020	9.50	0.15	1.15	1.30	(0.20)	(0.16)	(0.36)
Year ended 12-31-2019	8.29	0.18	1.62	1.80	(0.20)	(0.39)	(0.59)
Year ended 12-31-2018	9.37	0.16	(0.67)	(0.51)	(0.18)	(0.39)	(0.57)
Year ended 12-31-2017	8.04	0.03	1.44	1.47	(0.14)	—	(0.14)
Year ended 12-31-2016	8.30	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.
34        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Asset Strategy Class I Shares
Year ended 12-31-2020	$10.45	14.16%	$ — *	0.77%	1.83%	—%	—%	44%
Year ended 12-31-2019	9.50	22.08	1	0.77	2.19	0.77	2.19	46
Year ended 12-31-2018	8.29	-5.20	— *	0.78	1.91	0.78	1.91	58
Year ended 12-31-2017(4)	9.37	11.16	— *	0.74 (5)	1.30 (5)	—	—	39 (6)
Class II Shares
Year ended 12-31-2020	10.44	13.88	764	1.02	1.60	—	—	44
Year ended 12-31-2019	9.50	21.78	772	1.02	1.94	—	—	46
Year ended 12-31-2018	8.29	-5.44	753	1.03	1.65	—	—	58
Year ended 12-31-2017	9.37	18.27	936	1.02	0.35	—	—	39
Year ended 12-31-2016	8.04	-2.57	954	1.01	0.70	1.02	0.69	68
Prospectus         35

Ivy Variable Insurance Portfolios

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286-2501
Legal Counsel
Stradley Ronon Stevens & Young, LLP
191 N. Wacker Drive; Suite 1601
Chicago, Illinois 60606-1890
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, Pennsylvania 19103-7042
Investment Manager
Ivy Investment Management Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Underwriter
Ivy Distributors, Inc.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Transfer Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Accounting Services Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Our INTERNET address is:
http://www.ivyinvestments.com

Ivy Variable Insurance Portfolios
You can get more information about the Portfolio in the —
■	Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly the investment policies and practices. You may not be aware of important information about the Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
■	Annual and Semiannual Reports to Shareholders, which detail the Portfolio's actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the year covered by the report.
To request a copy of the Portfolio's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Trust or Ivy Distributors, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at www.ivyinvestments.com.
Information about the Portfolio (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
IVY DISTRIBUTORS, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
The Trust’s SEC file number is: 811-5017.

Prospectus
IVY VARIABLE
INSURANCE PORTFOLIOS
April 30, 2021
VARIABLE INSURANCE PORTFOLIOS

GLOBAL/INTERNATIONAL PORTFOLIO
Ivy VIP International Core Equity		Class II
SPECIALTY PORTFOLIO
Ivy VIP Science and Technology	Class I	Class II

Ivy Variable Insurance Portfolios (the Trust) is a management investment company, commonly known as a mutual fund, that has twenty-eight separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This prospectus offers two Portfolios of the Trust.
This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies (PICs)). This Prospectus should be read together with the prospectus for the particular Policy.
The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Portfolio Summary — Global/International Portfolio
3	Ivy VIP International Core Equity
Portfolio Summary — Specialty Portfolio
8	Ivy VIP Science and Technology
13	More about the Portfolios
13	Additional Information about Principal Investment Strategies, Other Investments and Risks
16	Additional Investment Considerations
17	Defining Risks
27	The Management of the Portfolios
29	Buying and Selling Portfolio Shares
33	Distributions and Taxes
35	Financial Highlights
2        Prospectus

Ivy VIP International Core Equity
Objective
To seek to provide capital growth and appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$119	$372	$644	$1,420
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP International Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. Such companies primarily will be located in, or principally traded in, developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Portfolio also may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. The Portfolio also may invest in depositary receipts of foreign issuers.
Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. IICO uses a disciplined approach while looking for investment opportunities around the world, preferring what it believes are cash-generating and reasonably valued companies that are exposed to global investment themes which IICO believes will yield above-average returns. IICO combines a top-down (assessing the market environment), macro approach with a bottom-up (researching individual issuers) stock selection process, and uses a combination of country analysis, sector and industry dynamics, and individual stock selection.
Global/International Portfolio	Prospectus 3

As noted, IICO begins its investment process by establishing a top-down global macro view which is built by constantly assessing developments in global gross domestic product, business and product cycles, foreign exchange, relative valuations and politics around the world. It then overlays its long-term investment themes on top of the macro view in an effort to identify sectors, countries and currencies that IICO believes will benefit under its macro view. IICO next follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. IICO uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.
Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Portfolio may invest up to 100% of its total assets in foreign securities. In an effort to manage foreign currency exposure, the Portfolio may use forward contracts to either increase or decrease exposure to a given currency.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it had a change in its top-down view, if it believes the security no longer offers significant return potential, if there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, if there is weak cash flow to support shareholder returns, and/or if there is a change in IICO’s macroeconomic perspective. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.
■	Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV). Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Portfolio uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Portfolio’s opportunities to pursue its investment strategies.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks
4 Prospectus	Global/International Portfolio

(such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.
■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Regional Focus Risk. Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Portfolio invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Portfolio performance than they would in a more geographically diversified equity fund and the Portfolio’s performance may be more volatile than the performance of a more geographically diversified fund. See Market Risk.
■	Theme Risk. Because the Portfolio’s investment strategy incorporates the identification of themes, the Portfolio’s performance may suffer if IICO does not correctly identify such themes or if a theme develops in an unanticipated way.
Global/International Portfolio	Prospectus 5

■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 18.20% (the second quarter of 2020) and the lowest quarterly return was -24.54% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	7.19%	5.41%	4.78%
Indexes
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	5.51%
Morningstar Foreign Large Blend Category Average (net of fees and expenses)	9.30%	7.57%	5.33%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
John C. Maxwell, Senior Vice President of IICO, has managed the Portfolio since May 2009, and Catherine L. Murray, Senior Vice President of IICO, has managed the Portfolio since January 2017.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s net asset value (NAV) per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
6 Prospectus	Global/International Portfolio

Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
Global/International Portfolio	Prospectus 7

Ivy VIP Science and Technology
Objective
To seek to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class I	Class II
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses[1]	0.91%	1.16%
[1]	Through April 30, 2022, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company (doing business as WI Services Company (WISC)), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of the Class I shares are at all times equal to the total annual ordinary portfolio operating expenses of the Class II shares less 0.25%, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the particular class of shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$ 93	$290	$504	$ 1,120
Class II	118	368	638	1,409
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Science and Technology invests primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Ivy Investment Management Company (IICO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of IICO, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or
8 Prospectus	Specialty Portfolio

discoveries. The Portfolio also may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities (applied science and technology companies). The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.
The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
IICO typically emphasizes growth potential in selecting stocks; that is, IICO seeks companies in which earnings are likely to grow faster than the economy. IICO aims to identify strong secular trends within industries and then applies a largely bottom-up (researching individual issuers) stock selection process by considering a number of factors in selecting securities for the Portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. The Portfolio typically holds a limited number of stocks (generally 35 to 60).
Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, when a security’s valuation reaches IICO’s fair value targets, or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the science and technology-related industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology-related securities.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related
Specialty Portfolio	Prospectus 9

conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 35 to 60). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Mid-Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
■	Non-Diversification Risk. The Portfolio is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the
10 Prospectus	Specialty Portfolio

Portfolio may invest a greater percentage of its assets in the securities of an issuer. Thus, the Portfolio may hold fewer securities than other funds. A decline in the value of those investments would cause the Portfolio’s overall value to decline to a greater degree than if the Portfolio held more diversified holdings.
■	Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.
■	Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for each class of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 25.44% (the second quarter of 2020) and the lowest quarterly return was -17.91% (the fourth quarter of 2018).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class I (began on 4-28-2017)	35.70%	N/A	24.90%
Class II	35.36%	20.80%	17.09%
Indexes
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	45.15%	27.23%	20.57%
Morningstar Technology Category Average (net of fees and expenses)	55.91%	25.41%	17.79%
Specialty Portfolio	Prospectus 11

Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Zachary H. Shafran, Senior Vice President of IICO, has managed the Portfolio since February 2001, and Bradley J. Warden, Senior Vice President of IICO, has managed the Portfolio since October 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s net asset value (NAV) per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
12 Prospectus	Specialty Portfolio

More about the Portfolios
Additional Information about Principal Investment Strategies, Other Investments and Risks
Ivy VIP International Core Equity: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. Such companies primarily will be located in, or principally traded in, developed European and Asian/Pacific Basin markets. Such securities are primarily issued by what IICO believes to be reasonably valued companies with strong cash flows and exposure to global investment themes. The Portfolio also may invest in depositary receipts of foreign issuers. IICO also may employ a growth approach by seeking companies whose earnings it believes will grow faster than the economy. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. There is no guarantee, however, that the Portfolio will achieve its objective.
IICO believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. The Portfolio invests in a variety of sectors, countries and currencies in an effort to gain diversification. IICO combines a top-down (assessing the market environment), macro approach with a bottom-up (researching individual issuers) stock selection process.
As noted, IICO begins its investment process by establishing a top-down global macro view which is built by constantly assessing developments in global gross domestic product, business and product cycles, foreign exchange, relative valuations and politics around the world. It then overlays its long-term investment themes on top of the macro view in an effort to identify sectors, countries and currencies that IICO believes will benefit under its macro view. IICO next follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. IICO uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.
IICO uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), sector and industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong free cash flow, dividend yields, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers and improving growth prospects). The Portfolio may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. The Portfolio may invest in companies that are offered in IPOs.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. The Portfolio also may use a range of other derivative instruments, including total return swaps, in seeking to hedge or manage broad or specific equity market movements, to facilitate trading in certain securities, or to manage exposure to specific securities, sectors and/or geographical areas. In addition, the Portfolio may use written options on individual equity securities to enhance return.
The Portfolio also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to commodities. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high
Prospectus        13

quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP International Core Equity is subject to various risks, including the following:
■	Company Risk
■	Depositary Receipts Risk
■	Derivatives Risk
■	Emerging Market Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Regional Focus Risk
■	Theme Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP International Core Equity may be subject to other, non-principal risks, including the following:
■	China Investment Risk
■	Commodities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Initial Public Offering (IPO) Risk
■	Investment Company Securities Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).
Ivy VIP Science and Technology: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of science or technology companies. Such companies may include those that, in the opinion of IICO, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in IICO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. Additionally, the Portfolio may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities (applied science and technology companies).
The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
The Portfolio may invest in securities issued by companies of any size, which may include companies that are offered in IPOs, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Portfolio may invest in any geographical area. The Portfolio typically holds a limited number of stocks (generally 35 to 60). Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. There is no guarantee, however, that the Portfolio will achieve its objective.
In its selection of securities for investment by the Portfolio, IICO aims to identify companies that it believes are benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up (researching individual issuers) research to identify what it believes are the best holdings for the Portfolio. IICO considers, among other factors, a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. IICO carefully monitors the macroeconomic environment, but its focus remains primarily on security-specific fundamental research.
The Portfolio may invest in, but is not limited to, areas such as:
Science:

■	pharmaceuticals
■	medical technology equipment
■	biotechnology
■	genomics
■	proteomics
■	healthcare services

14        Prospectus

Technology:

■	semiconductors
■	computer hardware
■	IT services
■	software
■	networking
■	telecommunication services
■	defense electronics
■	entertainment
■	content media
■	data processing
■	internet
■	energy efficiency
■	alternative energy

Applied Science and Technology:

■	agriculture
■	financial services
■	consumer discretionary
■	industrials
■	energy
■	transportation
■	retail

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in debt securities. The Portfolio may invest up to 20% of its total assets in non-investment-grade fixed-income securities, which are securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Portfolio may invest in restricted securities.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options, both written and purchased, on individual equity securities owned by the Portfolio, baskets of equity securities and equity indexes, as well as futures contracts on equity indexes. The Portfolio may use derivatives in an attempt to enhance return, to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas, to gain exposure more efficiently than through a direct purchase of the security or to otherwise manage the risks of the Portfolio’s investments. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. Additionally, the Portfolio may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Science and Technology is subject to various risks, including the following:
■	Company Risk
■	Concentration Risk
■	Emerging Market Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Information Technology Sector Risk
■	Large Company Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Mid-Size Company Risk
■	Non-Diversification Risk
■	Science and Technology Industry Risk
■	Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Science and Technology may be subject to other, non-principal risks, including the following:
■	China Investment Risk
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Health Care Sector Risk

Prospectus        15

■	Initial Public Offering (IPO) Risk
■	Investment Company Securities Risk
■	Low-Rated Securities Risk
■	Redemption Risk
■	Restricted Securities Risk
■	Securities Lending Risk
A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Additional Investment Considerations
The objective(s) and investment policies of each Portfolio may be changed by the Board without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.
Because the Portfolios own different types of investments, their performance will be affected by a variety of factors. The value of a Portfolio's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Portfolio may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.
To the extent a Portfolio invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on IICO’s skill in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Portfolio will achieve its objective(s).
Each Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant and thus affect the performance of a Portfolio.
Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to that Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.
Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target of the securities in each such Portfolio's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Portfolio must distribute for federal tax purposes.
Each of the Portfolios generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, IICO may invest a portion of a Portfolio's assets in cash or cash equivalents if IICO is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Portfolio's investment objective(s), strategies and policies, or for other reasons.
The Portfolios and their service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Portfolio or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Portfolios, IICO, a Portfolio's subadviser, or a Portfolio's custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the ability of a Portfolio to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Portfolios also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for
16        Prospectus

issues or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers, and may cause the Portfolios' investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which a Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.
You will find more information in the SAI about each Portfolio's permitted investments, policies and strategies, as well as the restrictions that apply to them.
A description of the Portfolios' policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.
Portfolio holdings of the Portfolios may be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings for the Portfolios for the first and third quarters of each fiscal year is filed with the SEC as an exhibit to the Trust’s (as defined herein) Form N-PORT. These holdings may be viewed on the SEC’s website at http://www.sec.gov.
A complete schedule of portfolio holdings also is included in the Portfolios' Annual and Semiannual Reports to shareholders.
Defining Risks
China Investment Risk — Certain Portfolios may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs  (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.
Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Portfolio's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.
Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.
Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects
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of monetary policies of China, other foreign governments, the U.S., central banks or supranational entities. Furthermore, because dividends declared by a Portfolio will be declared in U.S. dollars and underlying payments received by a Portfolio from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Portfolio would pay.
Commodities Risk — Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Portfolio's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Portfolio may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.
Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.
Concentration Risk — If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.
Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Portfolio will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.
Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.
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The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.
When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.
Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.
Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.
Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.
There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.
The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio
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bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that IICO reasonably believes are capable of performing under the contract. IICO manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.
The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.
Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.
Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of portfolios using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.
In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless IICO has registered as a CPO. IICO, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the CFTC and National Futures Association (NFA) rules.
Complying with those de minimis trading limitations may restrict the Investment Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although IICO believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.
Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers
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located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.
Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.
Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.
Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.
Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities
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and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.
Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than portfolios with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:
Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the U.S. and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.
Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.
European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.
The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.
The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and
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currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.
North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S. may have implications for trade among the U.S., Mexico and Canada, any of which may result in additional volatility in the region. In particular, the U.S. recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
Health Care Sector Risk — Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the FDA; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
Holdings Risk — If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.
Information Technology Sector Risk — Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
Initial Public Offering (IPO) Risk — Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.
Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.
Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.
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ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).
Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.
Large Company Risk — Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk — Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when a Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of a Portfolio if it invests in such securities.
Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.
In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest
24        Prospectus

rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.
Management Risk — IICO applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by IICO may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.
Market Risk — Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
In the years since the financial crisis that started in 2008, the U.S. and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the U.S. government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.
The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Mid-Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
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Non-Diversification Risk — Certain Portfolios are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” portfolios, such Portfolios may invest a greater percentage of its assets in the securities of an issuer. Thus, such Portfolios may hold fewer securities than other portfolios. A decline in the value of those investments would cause such Portfolio's overall value to decline to a greater degree than if the Portfolio held a more diversified portfolio.
Redemption Risk — A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.
Regional Focus Risk — Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Portfolio invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Portfolio performance than they would in a more geographically diversified equity fund and a Portfolio's performance may be more volatile than the performance of a more geographically diversified fund.
Restricted Securities Risk — Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the  Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio finds it difficult to sell these securities when IICO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Portfolio.
Science and Technology Industry Risk — Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.
Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.
Small Company Risk — Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Theme Risk — A Portfolio's investment strategy may incorporate the identification of themes, in which case the Portfolio's performance may suffer if IICO does not correctly identify such themes or if a theme develops in an unanticipated way.
Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.
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The Management of the Portfolios
Portfolio Management
The Portfolios are managed by IICO, subject to the authority of the Board. IICO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. IICO has served as investment manager to the Portfolios since September 2016; prior to that date, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, served as investment adviser to the Portfolios since their inception. IICO is located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200. IICO had approximately $74.8 billion in assets under management as of December 31, 2020.
IICO has received “manager of managers” exemptive relief from the SEC (the Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for a Portfolio without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Portfolio). Prior to relying on the Order, a Portfolio must receive approval of its shareholders. The Order permits the Portfolios to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a Portfolio change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Portfolio will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Portfolio.
Currently, only shareholders of the Managed Volatility Portfolios (which are not offered in this Prospectus) have approved the use of the Order. Accordingly, only the Managed Volatility Portfolios may rely on the Order. If shareholders of other Portfolios approve the use of the Order in the future, then those Portfolios also may rely on the Order.
Ivy VIP International Core Equity: John C. Maxwell and Catherine L. Murray are primarily responsible for the day-to-day portfolio management of Ivy VIP International Core Equity. Mr. Maxwell has held his Portfolio responsibilities since May 2009. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in 1998 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO since July 2003 and has served as a portfolio manager since February 2006. In 2004, he began assisting the international group of IICO as an investment analyst. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst (CFA) Charterholder.
Ms. Murray has held her Portfolio responsibilities since January 2017. She is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. She joined the company in 2011 and has served as assistant portfolio manager for other investment companies managed by IICO since 2014. Ms. Murray earned a BA in French and Business Administration (Accounting) from the College of St. Catherine in St. Paul, Minnesota, and holds an MBA with a major in Finance from the Wharton School, University of Pennsylvania.
Ivy VIP Science and Technology: Zachary H. Shafran and Bradley J. Warden are primarily responsible for the day-to-day portfolio management of Ivy VIP Science and Technology. Mr. Shafran has held his Portfolio responsibilities since February 2001. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He has served as a portfolio manager for investment companies managed by IICO (or its affiliates) since January 1996. He served as an investment analyst with the company and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.
Mr. Warden has held his Portfolio responsibilities since October 2016. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He joined the company in 2003 as an investment analyst and became an assistant portfolio manager in 2014. Mr. Warden earned a BS degree in Business Administration from Trinity University and an MBA in Finance from the University of Texas — Austin.
Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Portfolio securities, is included in the SAI.
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Other members of IICO’s investment management department provides input on market outlook, economic conditions, investment research and other considerations relating to the Portfolios' investments.
Management and Other Fees
Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each Portfolio pays a management fee to IICO for providing investment advice and supervising its investments. Prior to September 30, 2016, each Portfolio paid the same management fee to WRIMCO. Each Portfolio also pays other expenses, which are explained in the SAI.
The management fee is payable to IICO at the annual rates of: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.
For the fiscal year ended December 31, 2020, management fees (net of waivers) for each Portfolio as a percent of each such Portfolio’s average net assets are as follows:
Net Management Fees Paid
Ivy VIP International Core Equity	0.85%
Ivy VIP Science and Technology	0.85%
A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of each of the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2020.
Multiple Class Information and Service Plan Arrangements
The Trust offers two classes of shares: Class I and Class II. Each Portfolio offers Class II shares. In addition, Ivy VIP Science and Technology also offers Class I shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and usually will have different share prices. Class II shares are subject to a service plan that is described below. Class I shares are not subject to a service plan and may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the Portfolios have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; and (c) each class has exclusive voting rights with respect to matters solely affecting that class.
Rule 12b-1 Service Plan
Class II shares of the Trust have adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Class II shares of each Portfolio may pay daily a fee to Ivy Distributors, Inc. (IDI), an affiliate of IICO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Class II shares’ average annual net assets. The fee is to be paid to compensate IDI and unaffiliated third parties for amounts expended in connection with the provision of personal services to Class II Policyowners. These fees are paid out of the Class II shares’ assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.
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Buying and Selling Portfolio Shares
Who Can Buy Shares of the Portfolios
Shares of the Portfolios currently are sold only to the separate accounts of PICs (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (the Exemptive Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolios are not sold to individual investors.
The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its investment portfolio.
Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their PIC directly for details concerning these transactions.
Please check with your PIC to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.
The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.
The principal underwriter of the Portfolios is IDI.
Purchase Price
The purchase price of a share (the price to buy one share of a particular class of a Portfolio) is its NAV next determined per share of that class after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of a Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.
Net Asset Value
In the calculation of a Portfolio's NAV:
■	Securities traded on an exchange held by a Portfolio ordinarily are valued by an independent pricing service at their closing price as reported by the principal securities exchange on which the securities are traded.
■	If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.
■	Fixed-income securities, including bonds, foreign bonds, convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.
■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.
■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.
The NAV per share of each Portfolio normally is computed daily as of the close of business of the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.
As noted in this Prospectus, certain of the Portfolios may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio's shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares.
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When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Portfolio if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio's NAV is calculated.
A Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, which may invest a significant portion of their assets in foreign securities (and in derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of portfolio share prices that may not reflect developments in foreign securities markets or derivatives that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.
The Portfolios have retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio's Foreign Securities, as applicable.
Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on a Portfolio is that the Portfolio's NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Policyowner purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all Policyowners will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.
Selling Shares
Shares of a class of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price (the price to sell one share of a particular class of a Portfolio) is the NAV per share of that Portfolio class next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Portfolio’s investments at the time of the redemption.
Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their PIC directly for details concerning these transactions.
Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the PIC. Payment generally is made within seven days after receipt of a proper request to redeem. No fee is charged to any PIC upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:
■	the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted
■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable
■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust
■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares
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Redemptions ordinarily are made in cash.
Except as otherwise noted, and via the PICs, a Policyowner may indirectly sell a class of shares and buy the same class of shares of another Portfolio within the Trust, also known as a transfer or an exchange privilege.
Market Timing Policy
The Portfolios are intended for long-term investment purposes. The Trust and/or the PICs will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IDI, thereby indirectly affecting a Portfolio's shareholders.
Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. The Portfolios may fair value securities pursuant to the Portfolios' Valuation Procedures; however, there can be no assurance that the Portfolios' process to fair value securities will be able to eliminate the arbitrage opportunity in Portfolios that hold foreign securities.
In addition, a Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.
To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.
WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Portfolios' market timing policy:
WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. At WISC’s discretion, such shareholder may also be blocked permanently.
This example is not all-inclusive of the trading activity that may be deemed to violate the Portfolios' market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.
In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares.
As an additional step, WISC reviews Portfolio redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities, WISC and/or IDI will coordinate with the applicable PIC so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.
Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or IDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Prospectus        31

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, IDI and WISC make efforts to monitor for market timing activities and will seek the assistance of the PICs through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a PIC or made difficult to identify by the use of omnibus accounts by the PICs, mainly due to the fact that the PICs maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.
Apart from actions taken by a Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the PICs that maintain the underlying account(s).
A Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.
Additional Compensation to Intermediaries
IDI and/or its affiliates (collectively, Ivy) may make payments for marketing, promotional or related services by:
■	PICs for whose Policies the Portfolios are underlying investment options; or
■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.
These payments often are referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Ivy’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolios. Because revenue sharing payments are paid by Ivy, and not from the Portfolios' assets, the amount of any revenue sharing payments is determined by Ivy.
In addition to the revenue sharing payments described above, Ivy may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, gifts and/or entertainment or meals.
The recipients of such incentives may include:
■	financial advisors and other registered and unregistered persons affiliated with Ivy;
■	broker-dealers and other financial intermediaries that sell such Policies; and
■	insurance companies that include shares of the Portfolios as underlying investment options.
Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a PIC or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.
In addition, Ivy may compensate PICs for administrative and shareholder services provided to Policyowners.
Notwithstanding the additional compensation described above, IICO is prohibited from considering a broker-dealer’s sale of any of the Portfolios' shares, or the inclusion of the Portfolios in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.
Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios' are underlying investment options, issued by PICs, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in IICO’s selection of such broker-dealer for portfolio transaction execution.
The PIC that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
32        Prospectus

Distributions and Taxes
Distributions
Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders (the Variable Accounts) each year. Usually, a Portfolio distributes net investment income at the following times:
Declared and paid annually in May:
Net investment income from all Portfolios and net realized long-term and/or short-term capital gains from all Portfolios.
Dividends are paid by each Portfolio in additional full and fractional shares of the Portfolio.
All distributions from net realized capital gains, if any, of a class of shares of the Portfolio, are paid in additional full and fractional shares of that class.
Taxes
Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a RIC, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.
It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification federal tax rules that apply to them. If a Portfolio failed to meet those rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors each Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.
You will find additional information in the SAI about federal income tax considerations generally affecting the Portfolios. Because the only shareholders of the Portfolios are the Variable Accounts, no further discussion is included here as to the federal income tax consequences to the Portfolios' shareholders. For information concerning the federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.
Prospectus        33

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34         Prospectus

Financial Highlights
The following information is to help you understand the financial performance of each of the classes of each Portfolio for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total Return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, the Portfolios’ Independent Registered Public Accounting Firm for its most recent fiscal year, whose Report of Independent Registered Public Accounting Firm, along with each Portfolio's financial statements and financial highlights for the fiscal year ended December 31, 2020, are included in the Portfolios' Annual Report to Shareholders, which is incorporated by reference into the SAI. The Annual Report contains additional performance information and will be made available upon request and without charge. The Board has selected PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, to serve as the current Independent Registered Public Accounting Firm for the Portfolios.
Prospectus        35

IVY VIP
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
International Core Equity Class II Shares
Year ended 12-31-2020	$ 15.65	$ 0.16	$ 0.88	$ 1.04	$ (0.34)	$ — *	$ (0.34)
Year ended 12-31-2019	14.66	0.29	2.28	2.57	(0.25)	(1.33)	(1.58)
Year ended 12-31-2018	18.58	0.30	(3.45)	(3.15)	(0.28)	(0.49)	(0.77)
Year ended 12-31-2017	15.30	0.23	3.29	3.52	(0.24)	—	(0.24)
Year ended 12-31-2016	15.53	0.24	(0.11)	0.13	(0.20)	(0.16)	(0.36)
Science and Technology Class I Shares
Year ended 12-31-2020	29.94	(0.14)	10.31	10.17	—	(3.98)	(3.98)
Year ended 12-31-2019	21.91	(0.06)	10.95	10.89	—	(2.86)	(2.86)
Year ended 12-31-2018	27.04	(0.03)	(1.24)	(1.27)	—	(3.86)	(3.86)
Year ended 12-31-2017(4)	25.22	(0.04)	4.16	4.12	—	(2.30)	(2.30)
Class II Shares
Year ended 12-31-2020	29.82	(0.21)	10.24	10.03	—	(3.98)	(3.98)
Year ended 12-31-2019	21.84	(0.13)	10.90	10.77	—	(2.79)	(2.79)
Year ended 12-31-2018	27.04	(0.11)	(1.23)	(1.34)	—	(3.86)	(3.86)
Year ended 12-31-2017	22.34	(0.13)	7.08	6.95	—	(2.25)	(2.25)
Year ended 12-31-2016	22.96	(0.11)	0.34	0.23	—	(0.85)	(0.85)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.
36        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
International Core Equity Class II Shares
Year ended 12-31-2020	$ 16.35	7.19%	$ 649	1.17%	1.10%	—%	—%	82%
Year ended 12-31-2019	15.65	18.69	699	1.16	1.93	—	—	69
Year ended 12-31-2018	14.66	-17.81	676	1.16	1.70	—	—	51
Year ended 12-31-2017	18.58	23.16	835	1.16	1.33	—	—	59
Year ended 12-31-2016	15.30	1.08	736	1.17	1.60	—	—	77
Science and Technology Class I Shares
Year ended 12-31-2020	36.13	35.70	2	0.91	-0.44	—	—	8
Year ended 12-31-2019	29.94	49.86	1	0.90	-0.23	—	—	31
Year ended 12-31-2018	21.91	-5.00	1	0.91	-0.11	0.91	-0.11	17
Year ended 12-31-2017(4)	27.04	17.24	— *	0.90 (5)	-0.25 (5)	—	—	27 (6)
Class II Shares
Year ended 12-31-2020	35.87	35.36	676	1.16	-0.67	—	—	8
Year ended 12-31-2019	29.82	49.48	579	1.15	-0.48	—	—	31
Year ended 12-31-2018	21.84	-5.23	429	1.16	-0.38	—	—	17
Year ended 12-31-2017	27.04	32.12	645	1.15	-0.51	—	—	27
Year ended 12-31-2016	22.34	1.54	514	1.15	-0.52	1.17	-0.54	16
Prospectus         37

Ivy Variable Insurance Portfolios

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286-2501
Legal Counsel
Stradley Ronon Stevens & Young, LLP
191 N. Wacker Drive; Suite 1601
Chicago, Illinois 60606-1890
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, Pennsylvania 19103-7042
Investment Manager
Ivy Investment Management Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Underwriter
Ivy Distributors, Inc.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Transfer Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Accounting Services Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Our INTERNET address is:
http://www.ivyinvestments.com

Ivy Variable Insurance Portfolios
You can get more information about each Portfolio in the —
■	Statement of Additional Information (SAI), which contains detailed information about the Portfolios, particularly the investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
■	Annual and Semiannual Reports to Shareholders, which detail the Portfolios' actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the year covered by the report.
To request a copy of a Portfolio's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Trust or Ivy Distributors, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at www.ivyinvestments.com.
Information about the Portfolios (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
IVY DISTRIBUTORS, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
The Trust’s SEC file number is: 811-5017.

Prospectus
IVY VARIABLE
INSURANCE PORTFOLIOS
April 30, 2021
VARIABLE INSURANCE PORTFOLIOS

DOMESTIC EQUITY PORTFOLIOS
Ivy VIP Core Equity		Class II
Ivy VIP Growth		Class II
Ivy VIP Mid Cap Growth	Class I	Class II
Ivy VIP Small Cap Core		Class II
Ivy VIP Small Cap Growth	Class I	Class II
Ivy VIP Value		Class II
FIXED INCOME PORTFOLIO
Ivy VIP High Income	Class I	Class II
GLOBAL/INTERNATIONAL PORTFOLIOS
Ivy VIP Global Growth		Class II
Ivy VIP International Core Equity		Class II
SPECIALTY PORTFOLIOS
Ivy VIP Asset Strategy	Class I	Class II
Ivy VIP Balanced		Class II
Ivy VIP Natural Resources		Class II
Ivy VIP Science and Technology	Class I	Class II
IVY VIP PATHFINDER MANAGED VOLATILITY PORTFOLIOS
Ivy VIP Pathfinder Moderate — Managed Volatility		Class II
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility		Class II
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility		Class II

Ivy Variable Insurance Portfolios (the Trust) is a management investment company, commonly known as a mutual fund, that has twenty-eight separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This prospectus offers sixteen Portfolios of the Trust.
This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies (PICs)). This Prospectus should be read together with the prospectus for the particular Policy.
The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Portfolio Summaries — Domestic Equity Portfolios
3	Ivy VIP Core Equity
7	Ivy VIP Growth
11	Ivy VIP Mid Cap Growth
15	Ivy VIP Small Cap Core
19	Ivy VIP Small Cap Growth
23	Ivy VIP Value
Portfolio Summary — Fixed Income Portfolio
27	Ivy VIP High Income
Portfolio Summaries — Global/International Portfolios
33	Ivy VIP Global Growth
38	Ivy VIP International Core Equity
Portfolio Summaries — Specialty Portfolios
43	Ivy VIP Asset Strategy
49	Ivy VIP Balanced
54	Ivy VIP Natural Resources
59	Ivy VIP Science and Technology
Portfolio Summaries — IVY VIP Managed Volatility Portfolios
64	Ivy VIP Pathfinder Moderate — Managed Volatility
71	Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility
78	Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
85	More about the Portfolios
85	Additional Information about Principal Investment Strategies, Other Investments and Risks
103	Ivy VIP Pathfinder Managed Volatility Portfolios
105	Fund of Funds Risks
106	Additional Investment Considerations
107	Defining Risks
123	The Management of the Portfolios
129	Buying and Selling Portfolio Shares
134	Distributions and Taxes
135	Financial Highlights
2        Prospectus

Ivy VIP Core Equity
Objective
To seek to provide capital growth and appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement[1]	0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%
[1]	Through April 30, 2022, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Class II shares at 0.95%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$97	$313	$548	$1,220
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large-capitalization companies. The Portfolio seeks to invest in companies that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes are high-quality, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have leading positions in their industries. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Portfolio invests in securities that have the potential for capital
Domestic Equity Portfolios	Prospectus 3

appreciation, or that IICO expects to resist market decline. Although the Portfolio primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The Portfolio may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies.
IICO believes that long-term earnings potential relative to market expectations is an important component for stock performance. IICO balances a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) analysis when selecting securities for the Portfolio, and seeks to exploit what it believes to be catalysts for multi-year earnings growth in companies that it believes have strong or strengthening competitive advantages. Earnings catalysts are diversified across both thematic and company-specific projections.
From a top-down perspective, IICO seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. IICO considers various thematic catalysts in its analysis, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, IICO seeks to invest for the Portfolio in what it believes are dominant companies that will benefit from these trends or themes; including companies that IICO believes have long-term earnings potential that exceeds market expectations.
Through its bottom-up stock selection, IICO searches for companies for which it believes market expectations are too low with regard to the ability of the companies to grow their businesses.
In selecting securities for the Portfolio, IICO may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.
The Portfolio typically holds a limited number of stocks (generally 40 to 50).
IICO attempts to select securities that it believes have growth possibilities by looking at many factors, which may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, ESG characteristics, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks.
Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. Among other factors, IICO considers whether, in its opinion, the security has fully appreciated according to IICO’s forecast, has ceased to offer the prospect of significant growth potential, has had its competitive barriers diminished, has seen its earnings catalyst lose its impact, or has performed below IICO’s expectations regarding the company’s long-term earnings potential. IICO also may sell a security to reduce the Portfolio’s holding in that security if that issuer’s competitive advantage has diminished or if the Portfolio’s portfolio manager loses conviction in a previously identified trend or theme, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Portfolio may experience losses.
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
4 Prospectus	Domestic Equity Portfolios

■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 40 to 50). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
■	Theme Risk. Because the Portfolio’s investment strategy incorporates the identification of themes, the Portfolio’s performance may suffer if IICO does not correctly identify such themes or if a theme develops in an unanticipated way.
■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Domestic Equity Portfolios	Prospectus 5

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 20.25% (the second quarter of 2020) and the lowest quarterly return was -17.87% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	21.52%	13.76%	12.82%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Morningstar Large Growth Category Average (net of fees and expenses)	35.86%	18.30%	15.14%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Manager
Erik R. Becker, Senior Vice President of IICO, has managed the Portfolio since July 2006.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
6 Prospectus	Domestic Equity Portfolios

Ivy VIP Growth
Objective
To seek to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.01%
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$103	$322	$558	$1,236
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Growth seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by large-capitalization, growth-oriented companies that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings IICO believes are likely to grow faster than the economy. The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
In selecting securities for the Portfolio, IICO begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. IICO uses a bottom-up (researching individual issuers) strategy in selecting securities for the Portfolio. IICO seeks to invest for the Portfolio in companies that it believes possess a structural competitive advantage or durable market leadership position. IICO looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. IICO also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.
Domestic Equity Portfolios	Prospectus 7

A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. IICO’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.
From a quantitative standpoint, IICO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. IICO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Portfolio typically holds a limited number of stocks (generally 35 to 50).
Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
In general, IICO may sell a security when, in IICO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 35 to 50). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
8 Prospectus	Domestic Equity Portfolios

■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Non-Diversification Risk. The Portfolio is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Portfolio may invest a greater percentage of its assets in the securities of an issuer. Thus, the Portfolio may hold fewer securities than other funds. A decline in the value of those investments would cause the Portfolio’s overall value to decline to a greater degree than if the Portfolio held more diversified holdings.
■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek capital growth, with current income as a secondary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 25.41% (the second quarter of 2020) and the lowest quarterly return was -14.69% (the fourth quarter of 2018).
Domestic Equity Portfolios	Prospectus 9

Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	30.55%	19.01%	16.22%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
Morningstar Large Growth Category Average (net of fees and expenses)	35.86%	18.30%	15.14%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Manager
Bradley M. Klapmeyer, Senior Vice President of IICO, has managed the Portfolio since August 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
10 Prospectus	Domestic Equity Portfolios

Ivy VIP Mid Cap Growth
Objective
To seek to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class I	Class II
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement[1,2]	0.05%	0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%
[1]	Through April 30, 2022, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, Rule 12b-1 fees (Class II only) and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class I Shares at 0.85% and Class II Shares at 1.10%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
[2]	Through April 30, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of the Class I Shares are at all times equal to the total annual ordinary portfolio operating expenses of the Class II shares less 0.25%, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the particular class of shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$ 87	$ 282	$ 494	$ 1,103
Class II	112	360	628	1,393
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.
Domestic Equity Portfolios	Prospectus 11

Principal Investment Strategies
Ivy VIP Mid Cap Growth seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid-capitalization companies, which, for purposes of this Portfolio, typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $556.77 million and $47.97 billion.
In selecting securities for the Portfolio, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. IICO may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of IICO’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.
Generally, in determining whether to sell a security, IICO considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Health Care Sector Risk. Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the U.S. Food and Drug Administration (FDA); the difficulty health care providers may have obtaining staff to deliver services; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly
12 Prospectus	Domestic Equity Portfolios

interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Mid-Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for each class of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide growth of your investment. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 37.22% (the second quarter of 2020) and the lowest quarterly return was -19.61% (the third quarter of 2011).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class I (began on 4-28-2017)	49.37%	N/A	27.03%
Class II	49.00%	22.57%	15.22%
Indexes
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.04%
Morningstar Mid-Cap Growth Category Average (net of fees and expenses)	39.26%	17.80%	13.83%
Domestic Equity Portfolios	Prospectus 13

Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Kimberly A. Scott, Senior Vice President of IICO, has managed the Portfolio since April 2005, and Nathan A. Brown, Senior Vice President of IICO, has managed the Portfolio since October 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the  Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying  Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
14 Prospectus	Domestic Equity Portfolios

Ivy VIP Small Cap Core
Objective
To seek to provide capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.20%
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$122	$381	$660	$1,455
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 145% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Small Cap Core seeks to achieve its objective by investing primarily in various types of equity securities of small-capitalization companies that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested, at the time of purchase, in common stocks of small-capitalization companies. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $47.94 million and $5.94 billion.
The Portfolio seeks to invest in small-capitalization companies that IICO believes are undervalued relative to their potential for capital appreciation. In selecting securities for the Portfolio, IICO has the flexibility to invest in growth or value companies, or both, and primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market and economic environment) and quantitative analyses. In assessing investment opportunities, IICO seeks stocks that it believes exhibit relative strength and positive identifiable catalysts, while striving to avoid stocks with low liquidity. IICO seeks companies that are showing stable or positively trending fundamentals and that possess one or more of the following attributes: improving or consistently strong reported metrics
Domestic Equity Portfolios	Prospectus 15

(favorable margins), capital discipline (favorable return on invested capital), a sustainable competitive advantage, seasoned management with appropriate incentives and a stable capital structure. In addition, IICO attempts to diversify the Portfolio’s holdings among sectors, as well as among growth and value companies, in an effort to manage risk and to limit excess volatility. The Portfolio typically holds a limited number of stocks (generally 40 to 60).
IICO typically will sell a stock when, in IICO’s opinion, it reaches an acceptable price relative to its estimated potential value, its fundamental factors have changed or IICO has changed its estimated value due to business performance that is below IICO’s expectations. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Portfolio may experience losses.
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 40 to 60). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
16 Prospectus	Domestic Equity Portfolios

■	Portfolio Turnover Risk. Frequent buying and selling of investments involve higher costs to the Portfolio and may affect the Portfolio’s performance over time. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Portfolio’s market capitalization target, and the need to sell a security to meet redemption activity.
■	Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term accumulation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital appreciation. Effective April 28, 2017, the Portfolio changed its name and strategy to reflect a greater emphasis on core style companies. Performance prior to April 28, 2017 reflects the Portfolio’s former strategy and may have differed if the Portfolio’s current strategy had been in place.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 26.96% (the fourth quarter of 2020) and the lowest quarterly return was -29.04% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	7.03%	11.79%	9.32%
Indexes
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%
Morningstar Small Blend Category Average (net of fees and expenses)	10.99%	10.50%	9.83%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Domestic Equity Portfolios	Prospectus 17

Portfolio Manager
Kenneth G. Gau, Senior Vice President of IICO, has managed the Portfolio since August 2014.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
18 Prospectus	Domestic Equity Portfolios

Ivy VIP Small Cap Growth
Objective
To seek to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class I	Class II
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses[2]	0.93%	1.18%
Fee Waiver and/or Expense Reimbursement[3,4]	0.03%	0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	1.15%
[1]	Acquired Fund Fees and Expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the registered investment company (RIC) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RIC for the RIC’s most recent fiscal period. These expenses are not direct costs paid by Portfolio shareholders, and are not used to calculate the Portfolio's NAV.
[2]	The Total Annual Portfolio Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.
[3]	Through April 30, 2022, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Class II shares at 1.14%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
[4]	Through April 30, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of the Class I Shares are at all times equal to the total annual ordinary portfolio operating expenses of the Class II shares less 0.25%, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the particular class of shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$ 92	$293	$ 512	$ 1,140
Class II	117	372	646	1,429
Domestic Equity Portfolios	Prospectus 19

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Small Cap Growth seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $65.55 million and $5.94 billion. The Portfolio emphasizes smaller companies positioned in new or emerging industries where IICO believes there is opportunity for higher growth than in established companies or industries. The Portfolio’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).
IICO utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. IICO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. IICO believes that such companies generally have a replicable business model that allows for sustained growth.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. IICO also may sell a security to reduce the Portfolio’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Health Care Sector Risk. Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the U.S. Food and Drug Administration (FDA); the difficulty health care providers may have obtaining staff to deliver services; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be
20 Prospectus	Domestic Equity Portfolios

subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Initial Public Offering (IPO) Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as the Portfolio grows.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
■	Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for each class of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Domestic Equity Portfolios	Prospectus 21

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 27.15% (the second quarter of 2020) and the lowest quarterly return was -28.33% (the third quarter of 2011).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class I (began on 11-2-2018)	38.01%	N/A	20.55%
Class II	37.66%	15.59%	11.15%
Indexes
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%
Morningstar Small Growth Category Average (net of fees and expenses)	38.62%	17.75%	13.69%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Kenneth G. McQuade, Senior Vice President of IICO, has managed the Portfolio since March 2006, and Timothy J. Miller, Senior Vice President of IICO, and Bradley P. Halverson, Senior Vice President of IICO, have managed the Portfolio since October 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
22 Prospectus	Domestic Equity Portfolios

Ivy VIP Value
Objective
To seek to provide capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.01%
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$103	$322	$558	$1,236
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Value seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by IICO and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.
To identify securities for the Portfolio, IICO primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analyses. IICO primarily determines the estimated intrinsic value of companies based on cash flow generation, but IICO may consider other valuation factors, such as price to earnings and price to book value. IICO also considers other operational factors of a company, including, among others, growth potential, changes in share count, and changes in working capital. The Portfolio emphasizes companies that IICO believes have clearly identifiable catalysts that will help the companies achieve their estimated intrinsic values. The Portfolio typically holds a limited number of stocks (generally 30 to 45).
Domestic Equity Portfolios	Prospectus 23

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
IICO typically will sell a stock when, in IICO’s opinion, it reaches an acceptable price, its fundamental characteristics have changed or it has performed below IICO’s expectations. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Portfolio may experience losses.
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Financials Sector Risk. Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 30 to 45). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
24 Prospectus	Domestic Equity Portfolios

■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital appreciation. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital appreciation.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 18.82% (the fourth quarter of 2020) and the lowest quarterly return was -29.30% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	1.98%	8.36%	9.04%
Indexes
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
Morningstar Large Value Category Average (net of fees and expenses)	2.91%	9.42%	9.73%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Manager
Matthew T. Norris, Senior Vice President of IICO, has managed the Portfolio since July 2003.
Domestic Equity Portfolios	Prospectus 25

Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
26 Prospectus	Domestic Equity Portfolios

Ivy VIP High Income
Objective
To seek to provide total return through a combination of high current income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class I	Class II
Management Fees	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Portfolio Operating Expenses[2,3]	0.72%	0.97%
[1]	Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Portfolio invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period. These expenses are not direct costs paid by Portfolio shareholders, and are not used to calculate the Portfolio's NAV.
[2]	The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.
[3]	Through April 30, 2022, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company (doing business as WI Services Company (WISC)), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of the Class I shares are at all times equal to the total annual ordinary portfolio operating expenses of the Class II shares less 0.25%, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the particular class of shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$ 74	$ 230	$ 401	$ 894
Class II	99	309	536	1,190
Portfolio Turnover
The Portfolio bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP High Income seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Ivy Investment Management
Fixed Income Portfolio	Prospectus 27

Company (IICO), the Portfolio’s investment manager, consistent with the Portfolio’s objective. The Portfolio invests primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The Portfolio may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Portfolio may invest in fixed-income securities of any maturity.
The Portfolio may invest up to 100% of its total assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may invest in restricted securities.
Although IICO considers credit ratings in selecting investments for the Portfolio, IICO bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. In selecting securities, IICO may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, IICO may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.
IICO attempts to optimize the Portfolio’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high-yield bonds, most or all of the fixed-income instruments in which the Portfolio invests may be high-yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the Portfolio invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.
Generally, in determining whether to sell a security, IICO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, a deterioration of the company’s financial model, credit quality or credit standing, and/or a change in management’s consideration of its creditors. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Portfolio’s holding in that security or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Portfolio’s securities could affect the Portfolio’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
■	Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.
■	Fixed-Income Market Risk. The prices of the Portfolio’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual
28 Prospectus	Fixed Income Portfolio

issuers. Generally, the Portfolio’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Portfolio and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Income Risk. The risk that the Portfolio may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Portfolio’s shareholders receive are affected by the income that the Portfolio receives from its portfolio holdings. If the income is reduced, distributions by the Portfolio to shareholders may be less.
■	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Portfolio to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. The Portfolio may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Portfolio’s ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended
Fixed Income Portfolio	Prospectus 29

trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy and other insolvency laws. These risks could cause the Portfolio to lose income or principal on a particular investment, which could affect the Portfolio’s returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Portfolio has an interest. Loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
With loan assignments, as an assignee, the Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Portfolio could enforce its rights directly against the borrower.
■	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Portfolio, resulting in the Portfolio reinvesting in securities with lower yields, which may cause a decline in its income.
■	Restricted Securities Risk. Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio finds it difficult to sell these securities when IICO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Portfolio.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for each class of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
30 Prospectus	Fixed Income Portfolio

Prior to April 30, 2012, the Portfolio’s investment objective was to seek, as its primary objective, a high level of current income and, as a secondary objective, to seek capital growth when consistent with its primary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of high current income and capital appreciation.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 8.56% (the second quarter of 2020) and the lowest quarterly return was -14.50% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class I (began on 4-28-2017)	6.30%	N/A	5.15%
Class II	6.03%	7.42%	6.52%
Indexes
ICE BofA US High Yield Index (reflects no deduction for fees, expenses or taxes)	6.17%	8.43%	6.62%
Morningstar High-Yield Bond Category Average (net of fees and expenses)	4.91%	6.75%	5.55%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Manager
Chad A. Gunther, Senior Vice President of IICO, has managed the Portfolio since July 2014.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Fixed Income Portfolio	Prospectus 31

Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
32 Prospectus	Fixed Income Portfolio

Ivy VIP Global Growth
Objective
To seek to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	1.23%
Fee Waiver and/or Expense Reimbursement[1]	0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%
[1]	Through April 30, 2022, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, Rule 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Class II shares at 1.13%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$115	$380	$666	$1,480
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Global Growth seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies (including depositary receipts of foreign issuers) that IICO believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that IICO believes possess attractive growth characteristics. The Portfolio primarily invests in issuers of developed countries, including the U.S., although the Portfolio has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may
Global/International Portfolios	Prospectus 33

invest in securities issued by companies of any size, in a variety of sectors and industries. Under normal circumstances, the Portfolio invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Portfolio may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar. The Portfolio typically holds a limited number of stocks (generally 50 to 70).
IICO utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection. IICO seeks strong companies that possess a unique, sustainable competitive advantage that IICO believes will allow them to withstand competitive pressures, sustain margins and cash flow, and grow faster than the general economy. IICO may look at a number of factors in selecting securities for the Portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company’s total addressable market; margin trends; switching costs; control of distribution channels; brand equity; scale; patent protection; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business. As an overlay to its bottom-up analysis, IICO considers factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk.
Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened or its margin and/or its valuation appears unsustainable, if it believes there are macro-economic factors that override a company’s fundamentals, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related
34 Prospectus	Global/International Portfolios

conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 50 to 70). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Global/International Portfolios	Prospectus 35

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to provide, as its primary objective, long-term appreciation of capital and, as a secondary objective, to seek current income. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.
In November 2014, the Portfolio increased its emphasis on investments in the stocks of U.S. companies. Effective January 1, 2015, the Portfolio changed its name and investment strategy to reflect a global focus. Performance prior to January 2015 reflects the Portfolio’s former international strategy, which did not include significant investments in U.S. companies, and may have differed if the Portfolio’s current strategy that includes investing globally, including in stocks of U.S. companies, had been in place.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 22.38% (the second quarter of 2020) and the lowest quarterly return was -20.55% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	20.58%	11.44%	8.87%
Indexes
MSCI World Index (reflects no deduction for fees, expenses or taxes)	15.90%	12.19%	9.87%
Morningstar World Large Stock Category Average (net of fees and expenses)	17.67%	11.48%	8.97%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Manager
Sarah C. Ross, Senior Vice President of IICO, has managed the Portfolio since August 2014.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
36 Prospectus	Global/International Portfolios

Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
Global/International Portfolios	Prospectus 37

Ivy VIP International Core Equity
Objective
To seek to provide capital growth and appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$119	$372	$644	$1,420
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP International Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. Such companies primarily will be located in, or principally traded in, developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Portfolio also may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. The Portfolio also may invest in depositary receipts of foreign issuers.
Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. IICO uses a disciplined approach while looking for investment opportunities around the world, preferring what it believes are cash-generating and reasonably valued companies that are exposed to global investment themes which IICO believes will yield above-average returns. IICO combines a top-down (assessing the market environment), macro approach with a bottom-up (researching individual issuers) stock selection process, and uses a combination of country analysis, sector and industry dynamics, and individual stock selection.
38 Prospectus	Global/International Portfolios

As noted, IICO begins its investment process by establishing a top-down global macro view which is built by constantly assessing developments in global gross domestic product, business and product cycles, foreign exchange, relative valuations and politics around the world. It then overlays its long-term investment themes on top of the macro view in an effort to identify sectors, countries and currencies that IICO believes will benefit under its macro view. IICO next follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. IICO uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.
Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Portfolio may invest up to 100% of its total assets in foreign securities. In an effort to manage foreign currency exposure, the Portfolio may use forward contracts to either increase or decrease exposure to a given currency.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it had a change in its top-down view, if it believes the security no longer offers significant return potential, if there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, if there is weak cash flow to support shareholder returns, and/or if there is a change in IICO’s macroeconomic perspective. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.
■	Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Portfolio uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Portfolio’s opportunities to pursue its investment strategies.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks
Global/International Portfolios	Prospectus 39

(such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.
■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Regional Focus Risk. Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Portfolio invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Portfolio performance than they would in a more geographically diversified equity fund and the Portfolio’s performance may be more volatile than the performance of a more geographically diversified fund. See Market Risk.
■	Theme Risk. Because the Portfolio’s investment strategy incorporates the identification of themes, the Portfolio’s performance may suffer if IICO does not correctly identify such themes or if a theme develops in an unanticipated way.
40 Prospectus	Global/International Portfolios

■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 18.20% (the second quarter of 2020) and the lowest quarterly return was -24.54% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	7.19%	5.41%	4.78%
Indexes
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	5.51%
Morningstar Foreign Large Blend Category Average (net of fees and expenses)	9.30%	7.57%	5.33%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
John C. Maxwell, Senior Vice President of IICO, has managed the Portfolio since May 2009, and Catherine L. Murray, Senior Vice President of IICO, has managed the Portfolio since January 2017.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Global/International Portfolios	Prospectus 41

Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
42 Prospectus	Global/International Portfolios

Ivy VIP Asset Strategy
Objective
To seek to provide total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class I	Class II
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses[1]	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.77%	1.02%
Fee Waiver and/or Expense Reimbursement[2,3]	0.15%	0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.62%	0.87%
[1]	Other Expenses includes the expenses of Ivy VIP ASF II, Ltd., a wholly-owned subsidiary of the Portfolio organized in the Cayman Islands.
[2]	Through April 30, 2022, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, has contractually agreed to reduce the management fees paid by the Portfolio by an annual rate of 0.15% of average daily net assets. Prior to that date, the reduction may not be terminated without the consent of the Board of Trustees (Board).
[3]	Through April 30, 2022, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company (doing business as WI Services Company (WISC)), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of the Class I shares are at all times equal to the total annual ordinary portfolio operating expenses of the Class II shares less 0.25%, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the particular class of shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$ 63	$ 231	$ 413	$ 940
Class II	89	310	549	1,234
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Asset Strategy seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. Ivy Investment Management Company (IICO), the Portfolio’s investment manager, begins its investment process by investing a portion of the Portfolio’s assets in global equity securities that IICO believes can outperform the Portfolio’s benchmark index, the MSCI ACWI Index, over a full market cycle (the Equity Sleeve). IICO
Specialty Portfolios	Prospectus 43

then invests the Portfolio’s remaining assets in various additional asset classes, including global fixed-income securities, United States Treasury (Treasury) instruments, precious metals, commodities and cash (the Diversifying Sleeve), which seek to provide returns to the Portfolio while having less correlation to the Equity Sleeve. IICO may allocate the Portfolio’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 55%-65% of the Portfolio’s total assets (with a long-term target of approximately 60%) in the Equity Sleeve and 35%-45% of the Portfolio’s total assets (with a long-term target of approximately 40%) in the Diversifying Sleeve.
In selecting securities for the Portfolio, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of IICO’s investment process also includes a top-down (assessing the market and economic environment) analysis.
With respect to the Equity Sleeve, IICO seeks what it believes are well-positioned companies with a strong and/or growing sustainable competitive advantage in attractive industries across the globe which IICO believes can exceed current earnings estimates. IICO looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. IICO generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what IICO believes to be sustainable high free cash flow.
Within the Equity Sleeve, the Portfolio has the flexibility to invest in both growth and value companies. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Equity Sleeve typically holds a limited number of stocks (generally 50 to 70).
Within the Diversifying Sleeve, the Portfolio has the flexibility to invest in a wide range of assets that, in IICO’s view, present attractive risk-adjusted returns as compared to the Equity Sleeve, and/or reduce the Portfolio’s overall risk profile because such assets have less correlation to the assets within the Equity Sleeve. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds, although IICO anticipates that a majority of the assets within the Diversifying Sleeve will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality; although IICO anticipates that investments in junk bonds will be minimal within the Diversifying Sleeve, and, in no event, will such investments exceed 10% of the Portfolio’s total assets. When selecting these instruments, IICO focuses heavily on free cash flow and an issuer’s ability to delever itself through the credit cycle. The Portfolio also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as Treasury inflation-protected securities (TIPs), and cash.
Within each of the Equity Sleeve and the Diversifying Sleeve, the Portfolio may invest in U.S. and foreign securities. The Equity Sleeve of the Portfolio generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the U.S. dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
IICO may allocate the Portfolio’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. IICO does not intend to concentrate the Portfolio in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.
Subject to diversification limits, the Portfolio also may invest up to 10% of its total assets at the time of investment in precious metals. The Portfolio gains exposure to commodities, including precious metals, derivatives and commodity-linked instruments, by investing in a subsidiary organized in the Cayman Islands (Subsidiary). The Subsidiary is wholly-owned and controlled by the Portfolio. The Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to regulated investment companies, such as the Portfolio.
Generally, in determining whether to sell a security within the Equity Sleeve, IICO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. IICO also may sell a security if the price of the
44 Prospectus	Specialty Portfolios

security reaches what IICO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, or to raise cash. Within the Diversifying Sleeve, IICO generally sells assets when, in IICO’s view, such assets no longer have the ability to provide equity-like returns or no longer provide the desired portfolio diversification.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Commodities Risk. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Portfolio’s securities could affect the Portfolio’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher
Specialty Portfolios	Prospectus 45

for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 50 to 70). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Portfolio to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. The Portfolio may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to
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accelerate, shortening the average lives of such securities, and the Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Portfolio’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.
Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
■	Subsidiary Investment Risk. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by IICO, it is unlikely that the Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the U.S. and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although, under the federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Portfolio receives from the Subsidiary should constitute “qualifying” income.
■	U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.
■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for each class of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Specialty Portfolios	Prospectus 47

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 17.70% (the second quarter of 2020) and the lowest quarterly return was -19.16% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class I (began on 4-28-2017)	14.16%	N/A	11.02%
Class II	13.88%	8.61%	6.15%
Indexes
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.26%	9.13%
Morningstar World Allocation Category Average (net of fees and expenses)	6.18%	7.01%	5.54%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
F. Chace Brundige, Senior Vice President of IICO, has managed the Portfolio since August 2014, and W. Jeffery Surles, Senior Vice President of IICO, has managed the Portfolio since February 2018.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
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Ivy VIP Balanced
Objective
To seek to provide total return through a combination of capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Portfolio Operating Expenses[2]	1.03%
[1]	Acquired Fund Fees and Expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Portfolio invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Portfolio shareholders, and are not used to calculate the Portfolio’s NAV.
[2]	The Total Annual Portfolio Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$105	$328	$569	$1,259
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions and/or spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Balanced seeks to achieve its objective by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Portfolio invests primarily in medium to large, well-established companies, most of which pay a regular dividend, although it may invest in securities issued by companies of any size. The Portfolio invests at least 50% of its total assets in equity securities. The equity portion of the Portfolio typically will include a limited number of stocks (generally 45 to 55), with the objective of providing potential capital appreciation and some dividend income. The Portfolio may invest in preferred stocks.
Specialty Portfolios	Prospectus 49

In addition, the Portfolio invests at least 30% of its total assets in debt securities with the objective of providing income and relative stability of capital. The majority of the Portfolio’s debt securities are either U.S. government securities or investment-grade corporate bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Portfolio’s investment manager, to be of comparable quality. The Portfolio may invest up to 20% of its total assets in non-investment-grade debt securities. The Portfolio has no limitations on the range of maturities of the debt securities in which it may invest.
In evaluating investments for the Portfolio, IICO focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, IICO evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. IICO utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. IICO also focuses on companies that possess a sustainable competitive advantage by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry. In addition, IICO’s analysis informs its view of an appropriate valuation for each potential investment.
Investment opportunities typically fall into two categories: company-specific ideas which include factors such as a company’s competitive positioning, production cycles, cost restructuring or a new management team; and thematic ideas where IICO considers economic or political forces, interest rate term structure variances, cyclical inflections, changes in consumer behavior or technology shifts. In selecting equity securities for the Portfolio, IICO begins its investment process by screening companies based on profitability, and then focuses on capital appreciation and some dividend income and follows a growth at a reasonable price investing strategy. In selecting debt securities for the Portfolio, IICO focuses on current income and capital preservation and generally seeks to invest in investment-grade securities.
The Portfolio may invest up to 25% of its total assets in foreign securities, including equity and fixed-income securities. Additionally, many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
Generally, in determining whether to sell a security, IICO uses the same analysis as identified above in order to determine if the security is appropriately valued or has met its anticipated price. IICO also may sell a security if the security ceases to produce income, to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Portfolio’s securities could affect the Portfolio’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
■	Dividend-Paying Stock Risk. Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.
■	Fixed-Income Market Risk. The prices of the Portfolio’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease
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liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Portfolio and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 55). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Portfolio to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. The Portfolio may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..
Specialty Portfolios	Prospectus 51

■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Mid-Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
■	Preferred Stock Risk. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.
■	Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Portfolio, resulting in the Portfolio reinvesting in securities with lower yields, which may cause a decline in its income.
■	U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.
■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of two broad-based securities market indexes and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide current income and, as a secondary objective, to seek long-term appreciation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of capital appreciation and current income.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
52 Prospectus	Specialty Portfolios

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 15.52% (the second quarter of 2020) and the lowest quarterly return was -16.23% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	14.11%	8.90%	8.90%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Agg Gov/Credit Index (reflects no deduction for fees, expenses or taxes)	8.92%	4.98%	4.19%
Morningstar Allocation--50% to 70% Equity Category Average (net of fees and expenses)	11.72%	8.99%	7.90%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Matthew A. Hekman, Senior Vice President of IICO, has managed the Portfolio since August 2014, and Mark G. Beischel, Senior Vice President of IICO, and Susan K. Regan, Senior Vice President of IICO, have managed the Portfolio since April 2018.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
Specialty Portfolios	Prospectus 53

Ivy VIP Natural Resources
Objective
To seek to provide capital growth and appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Portfolio Operating Expenses[2]	1.32%
[1]	Acquired Fund Fees and Expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the registered investment company (RIC) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RIC for the RIC’s most recent fiscal period. These expenses are not direct costs paid by Portfolio shareholders, and are not used to calculate the Portfolio's NAV.
[2]	The Total Annual Portfolio Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$134	$418	$723	$1,590
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Natural Resources seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.
For these purposes, “natural resources” generally includes, but is not limited to: energy (such as electricity and gas utilities, producers/developers, equipment/services, storage/transportation, gas/oil refining and marketing, service/drilling, pipelines and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals,
54 Prospectus	Specialty Portfolios

materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).
The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
After conducting a top-down (assessing the market environment) market analysis of the natural resources industry and identifying trends and sectors, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects. The Portfolio invests in a blend of value and growth companies across the capitalization spectrum, and emphasizes companies that IICO believes are strongly managed and can generate above-average capital growth and appreciation. IICO focuses on companies that it believes are high quality, have the potential for sustainable long-term growth and that are low-cost leaders that possess historically strong-producing assets. The Portfolio typically holds a limited number of stocks (generally 40 to 65).
Under normal circumstances, IICO anticipates that a significant portion of the Portfolio’s holdings will consist of issuers in the energy and materials sectors.
The Portfolio seeks to be diversified internationally, and therefore, IICO invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While IICO typically seeks to invest a majority of the Portfolio’s assets in the U.S., the Portfolio may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Portfolio’s total assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.
An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may use forward currency contracts in an effort to manage foreign currency exposure.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has sufficiently exceeded its target price, has become overvalued and/or whether the prospects of the issuer have deteriorated. IICO also will consider the effect of commodity price trends on certain holdings, poor capital management or whether a company has experienced a change or deterioration in its fundamentals, its valuation or its competitive advantage. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Portfolio’s holding in that security or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Commodities Risk. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the energy-related industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or
Specialty Portfolios	Prospectus 55

sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of energy-related securities.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Energy Sector Risk. Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.
■	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 40 to 65). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
56 Prospectus	Specialty Portfolios

■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Materials Sector Risk. Investment risks associated with investing in securities in the materials sector, in addition to other risks, include adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.
■	Natural Resources Industry Risk. Investment risks associated with investing in securities of natural resources companies, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Securities of natural resource companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit high volatility attributable to commodity prices.
■	Non-Diversification Risk. The Portfolio is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Portfolio may invest a greater percentage of its assets in the securities of an issuer. Thus, the Portfolio may hold fewer securities than other funds. A decline in the value of those investments would cause the Portfolio’s overall value to decline to a greater degree than if the Portfolio held more diversified holdings.
■	Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
■	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Mackenzie Financial Corporation served as the investment subadviser to the Portfolio until July 1, 2013, at which time, Waddell & Reed Investment Management Company (WRIMCO) assumed direct investment management responsibilities for the Portfolio. On October 1, 2016, IICO, an affiliate of WRIMCO, became the Portfolio’s investment adviser.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide long-term growth and any income realized was incidental. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Specialty Portfolios	Prospectus 57

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 25.22% (the second quarter of 2020) and the lowest quarterly return was -38.30% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class II	-11.99%	-1.17%	-5.82%
Indexes
S&P North American Natural Resources Sector Index (reflects no deduction for fees, expenses or taxes)	-19.01%	-0.08%	-2.83%
Morningstar Natural Resources Category Average (net of fees and expenses)	16.37%	10.15%	1.38%
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
David P. Ginther, Senior Vice President of IICO, has managed the Portfolio since July 2013, and Michael T. Wolverton, Vice President of IICO, has managed the Portfolio since October 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
58 Prospectus	Specialty Portfolios

Ivy VIP Science and Technology
Objective
To seek to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class I	Class II
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses[1]	0.91%	1.16%
[1]	Through April 30, 2022, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company (doing business as WI Services Company (WISC)), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient fees to ensure that the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of the Class I shares are at all times equal to the total annual ordinary portfolio operating expenses of the Class II shares less 0.25%, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the particular class of shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$ 93	$290	$504	$ 1,120
Class II	118	368	638	1,409
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Science and Technology invests primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Ivy Investment Management Company (IICO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of IICO, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or
Specialty Portfolios	Prospectus 59

discoveries. The Portfolio also may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities (applied science and technology companies). The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.
The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
IICO typically emphasizes growth potential in selecting stocks; that is, IICO seeks companies in which earnings are likely to grow faster than the economy. IICO aims to identify strong secular trends within industries and then applies a largely bottom-up (researching individual issuers) stock selection process by considering a number of factors in selecting securities for the Portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. The Portfolio typically holds a limited number of stocks (generally 35 to 60).
Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, when a security’s valuation reaches IICO’s fair value targets, or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the science and technology-related industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology-related securities.
■	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related
60 Prospectus	Specialty Portfolios

conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
■	Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 35 to 60). As a result, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities.
■	Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
■	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Management Risk. Portfolio performance is primarily dependent on IICO's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, the Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Mid-Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
■	Non-Diversification Risk. The Portfolio is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the
Specialty Portfolios	Prospectus 61

Portfolio may invest a greater percentage of its assets in the securities of an issuer. Thus, the Portfolio may hold fewer securities than other funds. A decline in the value of those investments would cause the Portfolio’s overall value to decline to a greater degree than if the Portfolio held more diversified holdings.
■	Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.
■	Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for each class of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 25.44% (the second quarter of 2020) and the lowest quarterly return was -17.91% (the fourth quarter of 2018).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class I (began on 4-28-2017)	35.70%	N/A	24.90%
Class II	35.36%	20.80%	17.09%
Indexes
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	45.15%	27.23%	20.57%
Morningstar Technology Category Average (net of fees and expenses)	55.91%	25.41%	17.79%
62 Prospectus	Specialty Portfolios

Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Zachary H. Shafran, Senior Vice President of IICO, has managed the Portfolio since February 2001, and Bradley J. Warden, Senior Vice President of IICO, has managed the Portfolio since October 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. Class I shares may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
Specialty Portfolios	Prospectus 63

Ivy VIP Pathfinder Moderate — Managed Volatility
Objective
To seek to provide total return consistent with a moderate level of risk as compared to the other Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.19%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.04%
Acquired Fund Fees and Expenses[1]	0.88%
Total Annual Portfolio Operating Expenses[2]	1.11%
[1]	Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each Underlying Fund for the Fund’s most recent fiscal year.
[2]	The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$113	$353	$612	$1,352
Portfolio Turnover
The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly (including, but not limited to, derivatives securities described below). If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.
64 Prospectus	IVY VIP Managed Volatility Portfolios

Principal Investment Strategies
Ivy VIP Pathfinder Moderate — Managed Volatility seeks to achieve its objective by investing primarily in various Underlying Funds and by utilizing a volatility management strategy that is intended to manage volatility of the Portfolio’s equity returns. Ivy Investment Management Company (IICO), the Portfolio’s investment manager, manages the Portfolio’s investments in the Underlying Funds and other assets that are not part of the volatility management strategy. An investment subadviser, Securian Asset Management, Inc. (Securian AM), manages the volatility management strategy of the Portfolio.
Under normal circumstances, IICO allocates approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of the Portfolio’s assets among the asset classes below so that approximately 35-50% of the value of this portion of the Portfolio’s assets is in the U.S. stocks class, approximately 10-25% of this portion of the Portfolio’s assets is in the international/global stocks class, approximately 0-45% of this portion of the Portfolio’s assets is in the bonds class, and approximately 10-45% of this portion of the Portfolio’s assets is in the short-term investments class. Ivy VIP Pathfinder Moderate — Managed Volatility implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund.
Ivy VIP Pathfinder Moderate — Managed Volatility allocates its remaining assets to a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns in an attempt to stabilize the equity returns of the Portfolio. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. Securian AM executes this volatility management strategy by increasing or reducing, through the use of exchange-traded futures contracts on certain equity indexes, the Portfolio’s exposure to equity assets. For example, when the recent historical volatility of the equity portion of the Portfolio is relatively high, Securian AM will seek to reduce the Portfolio’s exposure to equity assets by either selling exchange-traded futures contracts (taking short positions in such contracts) or reducing its long positions in exchange-traded futures contracts. When the recent historical volatility of the equity portion of the Portfolio is relatively low, Securian AM will seek to increase the Portfolio’s exposure to equity assets by either purchasing exchange-traded futures contracts (taking long positions in such contracts) or reducing its short positions in exchange-traded futures contracts. Volatility is a statistical measurement of the magnitude of fluctuations in the value of a financial instrument or index over time. Volatility may result in rapid and dramatic price swings.
The amount of Portfolio assets allocated to the volatility management strategy typically will, under normal circumstances, range between 5-10% (although such amounts may be lower than 5%, depending upon market conditions) of the market value of the Portfolio’s assets, which will consist primarily of assets maintained as margin for those futures contracts and also may include cash held for use in the strategy. Shorter-term allocations may vary from this 5-10% range. In order to maintain its derivatives positions in the volatility management strategy, IICO may, from time to time, sell certain Portfolio assets, which may include redemption of shares of Underlying Funds.
The use of exchange-traded futures contracts may have the effect of introducing leverage into the Portfolio, since the amount required to enter into such contracts is small in relation to the investment exposure of such contracts. Although the amount of the Portfolio’s assets allocated to the volatility management strategy typically will range between 5-10%, the volatility management strategy may seek to increase or decrease the Portfolio’s exposure to equity assets by a substantial amount when the recent historical volatility in the equity portion of the Portfolio is relatively high or low and create investment exposure greater than the amount of assets used to implement the strategy. However, the Portfolio’s overall exposure to equity assets as a result of investing in exchange-traded futures contracts within the volatility management strategy typically will not exceed the maximum equity allocation shown below or decrease the Portfolio’s overall exposure to equity assets below 10% of the Portfolio’s assets.
Investment Process for Investments in Underlying Funds
Ivy VIP Pathfinder Moderate — Managed Volatility’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.
IVY VIP Managed Volatility Portfolios	Prospectus 65

Asset Class	Target Allocations
U.S. Stocks		35-50%
Ivy VIP Core Equity	0-20%
Ivy VIP Growth	0-20%
Ivy VIP Mid Cap Growth	0-10%
Ivy VIP Small Cap Core	0-10%
Ivy VIP Small Cap Growth	0-10%
Ivy VIP Value	0-20%
International/Global Stocks		10-25%
Ivy VIP Global Equity Income	0-25%
Ivy VIP Global Growth	0-25%
Ivy VIP International Core Equity	0-25%
Bonds		0-45%
Ivy VIP Corporate Bond	0-45%
Ivy VIP Global Bond	0-15%
Ivy VIP High Income	0-10%
Short-Term Investments		10-45%
Ivy VIP Government Money Market	0-45%
Ivy VIP Limited-Term Bond	0-45%
Total Allocation		100%
These allocations in the Underlying Funds are projections only and may be changed by IICO from time to time. Actual allocations in the Underlying Funds are not limited to the ranges shown, and ranges may vary from those shown above. IICO monitors Ivy VIP Pathfinder Moderate — Managed Volatility’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation in the Underlying Funds to realign it with the Portfolio’s risk profile and investment strategies. IICO evaluates Ivy VIP Pathfinder Moderate — Managed Volatility’s asset allocation in the Underlying Funds on an ongoing basis in view of its risk profile and strategies. This means that allocation changes in the Underlying Funds will be made as needed in the view of IICO. IICO applies a long-term investment horizon with respect to Ivy VIP Pathfinder Moderate — Managed Volatility; therefore, allocation changes in the Underlying Funds may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.
By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented, primarily large-capitalization, U.S. and, to a lesser extent, international/global stocks, as well as a mixture of investment-grade and non-investment-grade corporate bonds, U.S. government securities and money market instruments.
Ivy VIP Pathfinder Moderate — Managed Volatility is intended for investors who have a lower tolerance for risk than more aggressive investors but seek to manage the volatility of their investment and who are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Asset Allocation Risk. The Portfolio’s performance depends on the allocation of its assets (i) between the U.S. Stocks, International/Global Stocks, Bonds and Short-Term Investment asset classes and (ii) among the Underlying Funds. There is a risk that the allocation of assets may skew toward an Underlying Fund that performs poorly relative to other funds, or to the market as a whole, which could result in the Portfolio performing poorly.
■	Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations
66 Prospectus	IVY VIP Managed Volatility Portfolios

than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Portfolio uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Portfolio’s opportunities to pursue its investment strategies.
■	Fund of Funds Risk. The ability of the Portfolio to meet its investment objective is directly related to its target allocations among the Underlying Funds and the ability of those funds to meet their investment objectives. The Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, the Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and foreign, including mid- and small-capitalization stocks, as well as bonds and short-term instruments, the Portfolio is more subject to the risks associated with those investments.
■	Equity Funds Risk. The Portfolio invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested may underperform other asset classes, other market segments or the overall stock market. The values of certain types of stocks, such as stocks of small-capitalization companies and foreign companies, may fluctuate more widely than others. The prices of small-capitalization company stocks may be based, in part, on future expectations rather than current achievements.
■	Bond Funds Risk. A portion of the Portfolio’s assets may be invested in funds that have exposure to bonds and other fixed-income securities. The principal risks that may be encountered by such investments are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); a Portfolio may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security (income risk); a rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities and may magnify the effect of the rate increase on the price of such securities (extension risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that an Underlying Fund holds material positions in such suspended securities, its ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
Sovereign debt instruments also are subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, an Underlying Fund may have limited recourse against the issuing government or agency. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more
IVY VIP Managed Volatility Portfolios	Prospectus 67

susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. Furthermore, because foreign securities may be denominated in foreign currencies, the value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.
■	Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in the duplication of certain fees.
■	Leveraging Risk. The risk that certain transactions of the Portfolio, such as transactions in derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged and can result in losses to the Portfolio that exceed the amount originally invested. Because of leverage, the Portfolio’s investment exposure may exceed the Portfolio’s net assets.
■	Managed Volatility Strategy Risk. Securian AM may be unsuccessful in managing volatility, and there is a risk that the Portfolio may experience a high level of volatility in its returns. The Portfolio’s holdings are subject to price volatility, and the Portfolio may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Portfolio will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the Portfolio will deliver competitive returns. Additionally, even if successful, the Portfolio’s management of volatility also may generally result in the Portfolio’s NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility) or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by Securian AM to hedge the value of the Portfolio are not identical to the Underlying Funds, and as a result, the Portfolio’s investment in derivatives may decline in value at the same time as the Portfolio’s investment in Underlying Funds. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. It is possible that the fixed-income portion of the Portfolio, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolio.
■	Management Risk. Portfolio performance is primarily dependent on the Investment Manager's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds. Furthermore, IICO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, a relatively high percentage of the Portfolio's assets may have indirect exposure to stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a Fund of Funds structure. IICO has the authority to select and replace Underlying Funds. IICO is subject to a potential conflict of interest in doing so because IICO serves as the investment manager to the Underlying Funds and the advisory fees paid by some of the Underlying Funds are higher than fees paid by other Underlying Funds. It is important to note, however, that IICO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.
Additional information about the risks of the Underlying Funds is provided in the Portfolio’s prospectus in their respective sections and in the section entitled Additional Information about Principal Investment Strategies, Other Investments and Risks.
68 Prospectus	IVY VIP Managed Volatility Portfolios

Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of various broad-based securities market indexes. The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 9.04% (the fourth quarter of 2020) and the lowest quarterly return was -11.06% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	Life of Class
Class II (began on 8-1-2013)	9.07%	7.31%	6.37%
Indexes
Current Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	14.14%	10.46%	8.85%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	20.89%	15.43%	13.39%
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	9.35%	6.44%	5.43%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	7.82%	7.45%	5.61%
Bloomberg Barclays 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	3.33%	2.21%	1.73%
[1]	The Current Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-3 Year Gov/Credit Index.
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO) and subadvised by Securian Asset Management, Inc. (Securian AM).
Portfolio Managers
F. Chace Brundige, Senior Vice President of IICO, has managed the Portfolio since June 2016; Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016; and W. Jeffery Surles, Senior Vice President of IICO, has managed the Portfolio since February 2018.
Merlin Erickson, Vice President and Portfolio Manager of Securian AM, and Jeremy Gogos, Portfolio Manager of Securian AM, have managed the volatility management strategy of the Portfolio since December 2017, and Craig M. Stapleton, Vice President and Portfolio Manager of Securian AM, has managed the volatility management strategy of the Portfolio since its inception in July 2013.
IVY VIP Managed Volatility Portfolios	Prospectus 69

Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
70 Prospectus	IVY VIP Managed Volatility Portfolios

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility
Objective
To seek to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.09%
Acquired Fund Fees and Expenses[1]	0.91%
Total Annual Portfolio Operating Expenses[2]	1.20%
[1]	Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each Underlying Fund for the Fund’s most recent fiscal year.
[2]	The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$122	$381	$660	$1,455
Portfolio Turnover
The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly (including, but not limited to, derivatives securities described below). If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of its portfolio.
IVY VIP Managed Volatility Portfolios	Prospectus 71

Principal Investment Strategies
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility seeks to achieve its objective by investing primarily in various Underlying Funds and by utilizing a volatility management strategy that is intended to manage volatility of the Portfolio’s equity returns. Ivy Investment Management Company (IICO), the Portfolio’s investment manager, manages the Portfolio’s investments in the Underlying Funds and other assets that are not part of the volatility management strategy. An investment subadviser, Securian Asset Management, Inc. (Securian AM), manages the volatility management strategy of the Portfolio.
Under normal circumstances, IICO allocates approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of the Portfolio’s assets among the asset classes below so that approximately 40-55% of the value of this portion of the Portfolio’s assets is in the U.S. stocks class, approximately 15-30% of this portion of the Portfolio’s assets is in the international/global stocks class, approximately 0-40% of this portion of the Portfolio’s assets is in the bonds class, and approximately 5-35% of this portion of the Portfolio’s assets is in the short-term investments class. Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund.
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility allocates its remaining assets to a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns in an attempt to stabilize the equity returns of the Portfolio. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. Securian AM executes this volatility management strategy by increasing or reducing, through the use of exchange-traded futures contracts on certain equity indexes, the Portfolio’s exposure to equity assets. For example, when the recent historical volatility of the equity portion of the Portfolio is relatively high, Securian AM will seek to reduce the Portfolio’s exposure to equity assets by either selling exchange-traded futures contracts (taking short positions in such contracts) or reducing its long positions in exchange-traded futures contracts. When the recent historical volatility of the equity portion of the Portfolio is relatively low, Securian AM will seek to increase the Portfolio’s exposure to equity assets by either purchasing exchange-traded futures contracts (taking long positions in such contracts) or reducing its short positions in exchange-traded futures contracts. Volatility is a statistical measurement of the magnitude of fluctuations in the value of a financial instrument or index over time. Volatility may result in rapid and dramatic price swings.
The amount of Portfolio assets allocated to the volatility management strategy typically will, under normal circumstances, range between 5-10% (although such amounts may be lower than 5%, depending upon market conditions) of the market value of the Portfolio’s assets, which will consist primarily of assets maintained as margin for those futures contracts and also may include cash held for use in the strategy. Shorter-term allocations may vary from this 5-10% range. In order to maintain its derivatives positions in the volatility management strategy, IICO may, from time to time, sell certain Portfolio assets, which may include redemption of shares of Underlying Funds.
The use of exchange-traded futures contracts may have the effect of introducing leverage into the Portfolio, since the amount required to enter into such contracts is small in relation to the investment exposure of such contracts. Although the amount of the Portfolio’s assets allocated to the volatility management strategy typically will range between 5-10%, the volatility management strategy may seek to increase or decrease the Portfolio’s exposure to equity assets by a substantial amount when the recent historical volatility in the equity portion of the Portfolio is relatively high or low and create investment exposure greater than the amount of assets used to implement the strategy. However, the Portfolio’s overall exposure to equity assets as a result of investing in exchange-traded futures contracts within the volatility management strategy typically will not exceed the maximum equity allocation shown below or decrease the Portfolio’s overall exposure to equity assets below 20% of the Portfolio’s assets.
Investment Process for Investments in Underlying Funds
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.
72 Prospectus	IVY VIP Managed Volatility Portfolios

Asset Class	Target Allocations
U.S. Stocks		40-55%
Ivy VIP Core Equity	0-20%
Ivy VIP Growth	0-20%
Ivy VIP Mid Cap Growth	0-10%
Ivy VIP Small Cap Core	0-10%
Ivy VIP Small Cap Growth	0-10%
Ivy VIP Value	0-20%
International/Global Stocks		15-30%
Ivy VIP Global Equity Income	0-30%
Ivy VIP Global Growth	0-30%
Ivy VIP International Core Equity	0-30%
Bonds		0-40%
Ivy VIP Corporate Bond	0-40%
Ivy VIP Global Bond	0-15%
Ivy VIP High Income	0-10%
Short-Term Investments		5-35%
Ivy VIP Government Money Market	0-35%
Ivy VIP Limited-Term Bond	0-35%
Total Allocation		100%
These allocations in the Underlying Funds are projections only and may be changed by IICO from time to time. Actual allocations in the Underlying Funds are not limited to the ranges shown, and ranges may vary from those shown above. IICO monitors Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation in the Underlying Funds to realign it with the Portfolio’s risk profile and investment strategies. IICO evaluates Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility’s asset allocation in the Underlying Funds on an ongoing basis in view of its risk profile and strategies. This means that allocation changes in the Underlying Funds will be made as needed in the view of IICO. IICO applies a long-term investment horizon with respect to Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility; therefore, allocation changes in the Underlying Funds may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.
By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented U.S. and international/global stocks and, to a lesser extent, a mixture of investment-grade and non-investment-grade corporate bonds, U.S. government securities and money market instruments. Although the majority of the Portfolio’s indirect stock holdings are of U.S. and foreign large-capitalization companies, the Portfolio is likely to have some exposure to mid- and small-capitalization companies.
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility is intended for investors who want to maximize returns over the long term, who have a tolerance for possible short-term losses and who seek some additional diversification but also seek to manage the volatility of their investment.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Asset Allocation Risk. The Portfolio’s performance depends on the allocation of its assets (i) between the U.S. Stocks, International/Global Stocks, Bonds and Short-Term Investment asset classes and (ii) among the Underlying Funds. There is a risk that the allocation of assets may skew toward an Underlying Fund that performs poorly relative to other funds, or to the market as a whole, which could result in the Portfolio performing poorly.
■	Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations
IVY VIP Managed Volatility Portfolios	Prospectus 73

than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Portfolio uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Portfolio’s opportunities to pursue its investment strategies.
■	Fund of Funds Risk. The ability of the Portfolio to meet its investment objective is directly related to its target allocations among the Underlying Funds and the ability of those funds to meet their investment objectives. The Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, the Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and foreign, including mid- and small-capitalization stocks, as well as bonds and short-term instruments, the Portfolio is more subject to the risks associated with those investments.
■	Equity Funds Risk. The Portfolio invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested may underperform other asset classes, other market segments or the overall stock market. The values of certain types of stocks, such as stocks of small-capitalization companies and foreign companies, may fluctuate more widely than others. The prices of small-capitalization company stocks may be based, in part, on future expectations rather than current achievements.
■	Bond Funds Risk. A portion of the Portfolio’s assets may be invested in funds that have exposure to bonds and other fixed-income securities. The principal risks that may be encountered by such investments are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); a Portfolio may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security (income risk); a rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities and may magnify the effect of the rate increase on the price of such securities (extension risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that an Underlying Fund holds material positions in such suspended securities, its ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
Sovereign debt instruments also are subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, an Underlying Fund may have limited recourse against the issuing government or agency. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more
74 Prospectus	IVY VIP Managed Volatility Portfolios

susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. Furthermore, because foreign securities may be denominated in foreign currencies, the value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.
■	Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in the duplication of certain fees.
■	Leveraging Risk. The risk that certain transactions of the Portfolio, such as transactions in derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged and can result in losses to the Portfolio that exceed the amount originally invested. Because of leverage, the Portfolio’s investment exposure may exceed the Portfolio’s net assets.
■	Managed Volatility Strategy Risk. Securian AM may be unsuccessful in managing volatility, and there is a risk that the Portfolio may experience a high level of volatility in its returns. The Portfolio’s holdings are subject to price volatility, and the Portfolio may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Portfolio will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the Portfolio will deliver competitive returns. Additionally, even if successful, the Portfolio’s management of volatility also may generally result in the Portfolio’s NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility) or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by Securian AM to hedge the value of the Portfolio are not identical to the Underlying Funds, and as a result, the Portfolio’s investment in derivatives may decline in value at the same time as the Portfolio’s investment in Underlying Funds. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. It is possible that the fixed-income portion of the Portfolio, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolio.
■	Management Risk. Portfolio performance is primarily dependent on the Investment Manager's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds. Furthermore, IICO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, a relatively high percentage of the Portfolio's assets may have indirect exposure to stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a Fund of Funds structure. IICO has the authority to select and replace Underlying Funds. IICO is subject to a potential conflict of interest in doing so because IICO serves as the investment manager to the Underlying Funds and the advisory fees paid by some of the Underlying Funds are higher than fees paid by other Underlying Funds. It is important to note, however, that IICO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.
Additional information about the risks of the Underlying Funds is provided in the Portfolio’s prospectus in their respective sections and in the section entitled Additional Information about Principal Investment Strategies, Other Investments and Risks.
IVY VIP Managed Volatility Portfolios	Prospectus 75

Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of various broad-based securities market indexes. The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 10.47% (the fourth quarter of 2020) and the lowest quarterly return was -13.29% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	Life of Class
Class II (began on 8-1-2013)	9.71%	8.10%	6.98%
Indexes
Current Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	14.82%	11.15%	9.42%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	20.89%	15.43%	13.39%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	7.82%	7.45%	5.61%
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	9.35%	6.44%	5.43%
Bloomberg Barclays 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	3.33%	2.21%	1.73%
[1]	The Current Blended Benchmark is computed using a combination of 50% Russell 3000 Index +25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Credit Index + 5% Bloomberg Barclays 1-3 Year Gov/Credit Index.
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO) and subadvised by Securian Asset Management, Inc. (Securian AM).
Portfolio Managers
F. Chace Brundige, Senior Vice President of IICO, has managed the Portfolio since June 2016; Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016; and W. Jeffery Surles, Senior Vice President of IICO, has managed the Portfolio since February 2018.
Merlin Erickson, Vice President and Portfolio Manager of Securian AM, and Jeremy Gogos, Portfolio Manager of Securian AM, have managed the volatility management strategy of the Portfolio since December 2017, and Craig M. Stapleton, Vice President and Portfolio Manager of Securian AM, has managed the volatility management strategy of the Portfolio since its inception in July 2013.
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Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
IVY VIP Managed Volatility Portfolios	Prospectus 77

Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
Objective
To seek to provide total return consistent with a moderately conservative level of risk as compared to the other Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[1]	0.85%
Total Annual Portfolio Operating Expenses[2]	1.15%
[1]	Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each Underlying Fund for the Fund’s most recent fiscal year.
[2]	The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$117	$365	$633	$1,398
Portfolio Turnover
The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly (including, but not limited to, derivatives securities described below). If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.
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Principal Investment Strategies
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility seeks to achieve its objective by investing primarily in various Underlying Funds and by utilizing a volatility management strategy that is intended to manage volatility of the Portfolio’s equity returns. Ivy Investment Management Company (IICO), the Portfolio’s investment manager, manages the Portfolio’s investments in the Underlying Funds and other assets that are not part of the volatility management strategy. An investment subadviser, Securian Asset Management, Inc. (Securian AM), manages the volatility management strategy of the Portfolio.
Under normal circumstances, IICO allocates approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of the Portfolio’s assets among the asset classes below so that approximately 30-45% of the value of this portion of the Portfolio’s assets is in the U.S. stocks class, approximately 5-20% of this portion of the Portfolio’s assets is in the international/global stocks class, approximately 0-50% of this portion of the Portfolio’s assets is in the bonds class, and approximately 15-55% of this portion of the Portfolio’s assets is in the short-term investments class. Ivy VIP Pathfinder Moderately Conservative — Managed Volatility implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund.
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility allocates its remaining assets to a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns in an attempt to stabilize the equity returns of the Portfolio. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. Securian AM executes this volatility management strategy by increasing or reducing, through the use of exchange-traded futures contracts on certain equity indexes, the Portfolio’s exposure to equity assets. For example, when the recent historical volatility of the equity portion of the Portfolio is relatively high, Securian AM will seek to reduce the Portfolio’s exposure to equity assets by either selling exchange-traded futures contracts (taking short positions in such contracts) or reducing its long positions in exchange-traded futures contracts. When the recent historical volatility of the equity portion of the Portfolio is relatively low, Securian AM will seek to increase the Portfolio’s exposure to equity assets by either purchasing exchange-traded futures contracts (taking long positions in such contracts) or reducing its short positions in exchange-traded futures contracts. Volatility is a statistical measurement of the magnitude of fluctuations in the value of a financial instrument or index over time. Volatility may result in rapid and dramatic price swings.
The amount of Portfolio assets allocated to the volatility management strategy typically will, under normal circumstances, range between 5-10% (although such amounts may be lower than 5%, depending upon market conditions) of the market value of the Portfolio’s assets, which will consist primarily of assets maintained as margin for those futures contracts and also may include cash held for use in the strategy. Shorter-term allocations may vary from this 5-10% range. In order to maintain its derivatives positions in the volatility management strategy, IICO may, from time to time, sell certain Portfolio assets, which may include redemption of shares of Underlying Funds.
The use of exchange-traded futures contracts may have the effect of introducing leverage into the Portfolio, since the amount required to enter into such contracts is small in relation to the investment exposure of such contracts. Although the amount of the Portfolio’s assets allocated to the volatility management strategy typically will range between 5-10%, the volatility management strategy may seek to increase or decrease the Portfolio’s exposure to equity assets by a substantial amount when the recent historical volatility in the equity portion of the Portfolio is relatively high or low and create investment exposure greater than the amount of assets used to implement the strategy. However, the Portfolio’s overall exposure to equity assets as a result of investing in exchange-traded futures contracts within the volatility management strategy typically will not exceed the maximum equity allocation shown below or decrease the Portfolio’s overall exposure to equity assets below 10% of the Portfolio’s assets.
Investment Process for Investments in Underlying Funds
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.
IVY VIP Managed Volatility Portfolios	Prospectus 79

Asset Class	Target Allocations
U.S. Stocks		30-45%
Ivy VIP Core Equity	0-15%
Ivy VIP Growth	0-15%
Ivy VIP Mid Cap Growth	0-10%
Ivy VIP Small Cap Core	0-10%
Ivy VIP Small Cap Growth	0-10%
Ivy VIP Value	0-15%
International/Global Stocks		5-20%
Ivy VIP Global Equity Income	0-20%
Ivy VIP Global Growth	0-20%
Ivy VIP International Core Equity	0-20%
Bonds		0-50%
Ivy VIP Corporate Bond	0-50%
Ivy VIP Global Bond	0-20%
Ivy VIP High Income	0-5%
Short-Term Investments		15-55%
Ivy VIP Government Money Market	0-55%
Ivy VIP Limited-Term Bond	0-55%
Total Allocation		100%
These allocations in the Underlying Funds are projections only and may be changed by IICO from time to time. Actual allocations in the Underlying Funds are not limited to the ranges shown and ranges may vary from those shown above. IICO monitors Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation in the Underlying Funds to realign it with the Portfolio’s risk profile and investment strategies. IICO evaluates Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s asset allocation in the Underlying Funds on an ongoing basis in view of its risk profile and strategies. This means that allocation changes in the Underlying Funds will be made as needed in the view of IICO. IICO applies a long-term investment horizon with respect to Ivy VIP Pathfinder Moderately Conservative — Managed Volatility; therefore, allocation changes in the Underlying Funds may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.
By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of stocks of U.S. and, to a lesser extent, international/global stocks that typically are large-capitalization; the Portfolio also indirectly holds a mixture of investment-grade corporate bonds, U.S. government securities and, to a lesser extent, a mixture of non-investment-grade corporate bonds and money market instruments.
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility is intended for investors who have a lower tolerance for risk but seek to manage volatility of their investment and whose primary goal is income, who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.
Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Asset Allocation Risk. The Portfolio’s performance depends on the allocation of its assets (i) between the U.S. Stocks, International/Global Stocks, Bonds and Short-Term Investment asset classes and (ii) among the Underlying Funds. There is a risk that the allocation of assets may skew toward an Underlying Fund that performs poorly relative to other funds, or to the market as a whole, which could result in the Portfolio performing poorly.
■	Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an
80 Prospectus	IVY VIP Managed Volatility Portfolios

anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Portfolio uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Portfolio’s opportunities to pursue its investment strategies.
■	Fund of Funds Risk. The ability of the Portfolio to meet its investment objective is directly related to its target allocations among the Underlying Funds and the ability of those funds to meet their investment objectives. The Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, the Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and foreign, including mid- and small-capitalization stocks, as well as bonds and short-term instruments, the Portfolio is more subject to the risks associated with those investments.
■	Equity Funds Risk. The Portfolio invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested may underperform other asset classes, other market segments or the overall stock market. The values of certain types of stocks, such as stocks of small-capitalization companies and foreign companies, may fluctuate more widely than others. The prices of small-capitalization company stocks may be based, in part, on future expectations rather than current achievements.
■	Bond Funds Risk. A portion of the Portfolio’s assets may be invested in funds that have exposure to bonds and other fixed-income securities. The principal risks that may be encountered by such investments are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); a Portfolio may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security (income risk); a rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities and may magnify the effect of the rate increase on the price of such securities (extension risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that an Underlying Fund holds material positions in such suspended securities, its ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
Sovereign debt instruments also are subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, an Underlying Fund may have limited recourse against the issuing government or agency. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries
IVY VIP Managed Volatility Portfolios	Prospectus 81

may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. Furthermore, because foreign securities may be denominated in foreign currencies, the value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.
■	Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in the duplication of certain fees.
■	Leveraging Risk. The risk that certain transactions of the Portfolio, such as transactions in derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged and can result in losses to the Portfolio that exceed the amount originally invested. Because of leverage, the Portfolio’s investment exposure may exceed the Portfolio’s net assets.
■	Managed Volatility Strategy Risk. Securian AM may be unsuccessful in managing volatility, and there is a risk that the Portfolio may experience a high level of volatility in its returns. The Portfolio’s holdings are subject to price volatility, and the Portfolio may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Portfolio will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the Portfolio will deliver competitive returns. Additionally, even if successful, the Portfolio’s management of volatility also may generally result in the Portfolio’s NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility) or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by Securian AM to hedge the value of the Portfolio are not identical to the Underlying Funds, and as a result, the Portfolio’s investment in derivatives may decline in value at the same time as the Portfolio’s investment in Underlying Funds. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. It is possible that the fixed-income portion of the Portfolio, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolio.
■	Management Risk. Portfolio performance is primarily dependent on the Investment Manager's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds. Furthermore, IICO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, a relatively high percentage of the Portfolio's assets may have indirect exposure to stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a Fund of Funds structure. IICO has the authority to select and replace Underlying Funds. IICO is subject to a potential conflict of interest in doing so because IICO serves as the investment manager to the Underlying Funds and the advisory fees paid by some of the Underlying Funds are higher than fees paid by other Underlying Funds. It is important to note, however, that IICO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.
Additional information about the risks of the Underlying Funds is provided in the Portfolio’s prospectus in their respective sections and in the section entitled Additional Information about Principal Investment Strategies, Other Investments and Risks.
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Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of various broad-based securities market indexes. The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 7.72% (the second quarter of 2020) and the lowest quarterly return was -8.68% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	Life of Class
Class II (began on 8-1-2013)	9.61%	6.72%	5.70%
Indexes
Current Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	13.40%	9.77%	8.27%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	20.89%	15.43%	13.39%
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	9.35%	6.44%	5.43%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	7.82%	7.45%	5.61%
Bloomberg Barclays 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	3.33%	2.21%	1.73%
[1]	The Current Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-3 Year Gov/Credit Index.
Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO) and subadvised by Securian Asset Management, Inc. (Securian AM).
Portfolio Managers
F. Chace Brundige, Senior Vice President of IICO, has managed the Portfolio since June 2016; Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016; and W. Jeffery Surles, Senior Vice President of IICO, has managed the Portfolio since February 2018.
Merlin Erickson, Vice President and Portfolio Manager of Securian AM, and Jeremy Gogos, Portfolio Manager of Securian AM, have managed the volatility management strategy of the Portfolio since December 2017, and Craig M. Stapleton, Vice President and Portfolio Manager of Securian AM, has managed the volatility management strategy of the Portfolio since its inception in July 2013.
IVY VIP Managed Volatility Portfolios	Prospectus 83

Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.
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More about the Portfolios
Additional Information about Principal Investment Strategies, Other Investments and Risks
Ivy VIP Core Equity: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, primarily in common stocks of large-capitalization, U.S. and, to a lesser extent, foreign companies. IICO seeks to invest the Portfolio in companies that it believes are high-quality, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have leading positions in their industries. There is no guarantee, however, that the Portfolio will achieve its objective. Although the Portfolio invests primarily in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The Portfolio may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies.
IICO begins its investment process by screening the 1500 largest domestic companies, using a series of quantitative screens for earnings quality and trends, valuation, management quality and capital usage. Following this initial screening, IICO balances a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) analysis when selecting securities for the Portfolio, and seeks to exploit what it believes to be catalysts for multi-year earnings growth in companies that it believes have strong or strengthening competitive advantages. Earnings catalysts are diversified across both thematic and company-specific projections.
From a top-down perspective, IICO seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. IICO considers various thematic catalysts in its analysis, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, IICO seeks to invest for the Portfolio in what it believes are dominant companies that will benefit from these trends or themes, including companies that IICO believes have long-term earnings potential that exceeds market expectations.
Through its bottom-up stock selection, IICO searches for companies for which it believes market expectations are too low with regard to the ability of the companies to grow their businesses.
In selecting securities for the Portfolio, IICO may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.
The Portfolio typically holds a limited number of stocks (generally 40 to 50).
IICO attempts to select securities that it believes have growth possibilities by looking at many factors, which may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, ESG characteristics, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks.
The Portfolio also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivatives instruments for various purposes. The Portfolio may, at any given time, use futures contracts, options contracts or other instruments, in an attempt to hedge broad or specific U.S. equity index movements or to otherwise manage the risks of the Portfolio’s investments. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high
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quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio also may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Core Equity is subject to various risks, including the following:
■	Catalyst Risk
■	Company Risk
■	Foreign Exposure Risk
■	Growth Stock Risk
■	Holdings Risk
■	Information Technology Sector Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Sector Risk
■	Theme Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Core Equity may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Interest Rate Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).
Ivy VIP Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a portfolio of common stocks issued by growth-oriented, large-capitalization (and, to a lesser extent, mid-capitalization) U.S. (and, to a lesser extent, foreign) companies that IICO believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. There is no guarantee, however, that the Portfolio will achieve its objective.
In selecting securities for the Portfolio, IICO begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. IICO uses a bottom-up (researching individual issuers) strategy in selecting securities for the Portfolio. IICO seeks to invest for the Portfolio in companies that it believes possess a structural competitive advantage or durable market leadership position. IICO looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. IICO also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.
A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. IICO’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.
From a quantitative standpoint, IICO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. IICO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Portfolio typically holds a limited number of stocks (generally 35 to 50).
The Portfolio invests primarily in common stocks but also may own, to a lesser extent, debt securities, typically of investment-grade and of any maturity. Additionally, the Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
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When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Growth is subject to various risks, including the following:
■	Company Risk
■	Foreign Exposure Risk
■	Growth Stock Risk
■	Holdings Risk
■	Information Technology Sector Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Non-Diversification Risk
■	Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Growth may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Securities Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Mid Cap Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid-capitalization companies that IICO believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of mid-capitalization companies. There is no guarantee, however, that the Portfolio will achieve its objective.
The Portfolio primarily focuses on mid-capitalization growth companies that IICO believes have the potential to become large-capitalization companies, which may include companies that are offered in IPOs. For purposes of this Portfolio, mid-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $556.77 million and $47.97 billion. Securities of a company whose capitalization exceeds the mid-capitalization range after purchase will not be sold solely because of the company’s increased capitalization.
IICO primarily emphasizes a bottom-up (researching individual issuers) approach in its selection of securities for the Portfolio, and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. IICO may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. IICO also may consider a company’s dividend yield. Part of IICO’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.
The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that IICO believes have the ability to maintain growth over the longer term); stable growth (companies that IICO believes are well-managed, have durable business models and are producing moderated, yet reliable, earnings growth but that are not the fastest growth companies within the mid-capitalization growth universe); and unrecognized growth (companies, in IICO’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).
The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
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In addition to common stocks, the Portfolio may invest in debt securities of any maturity and mostly of investment-grade, that is, rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use futures contracts on domestic indexes and options, both written and purchased, on an index or on individual or baskets of equity securities, in an attempt to gain exposure to certain sectors or securities, to enhance income, and/or to hedge certain event risks on positions held by the Portfolio and to hedge market risk on equity securities. In addition, the Portfolio may use total return swaps in an attempt to increase exposure to various equity sectors and markets or individual or baskets of equity securities. The Portfolio also may invest in exchange-traded funds (ETFs) as a means of gaining market exposure and/or to manage fund flows.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. Moreover, the Portfolio may choose to invest in companies whose sales and earnings growth generally are stable through a variety of economic conditions. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Mid Cap Growth is subject to various risks, including the following:
■	Company Risk
■	Growth Stock Risk
■	Health Care Sector Risk
■	Information Technology Sector Risk
■	Management Risk
■	Market Risk
■	Mid-Size Company Risk
■	Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Mid Cap Growth may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Initial Public Offering (IPO) Risk
■	Investment Company Securities Risk
■	Large Company Risk
■	Redemption Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Small Cap Core: The Portfolio seeks to achieve its objective to provide capital appreciation by investing primarily in various types of equity securities of small-capitalization U.S. and, to a lesser extent, foreign companies, that IICO believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested, at the time of purchase, in common stocks of small-capitalization companies. There is no guarantee, however, that the Portfolio will achieve its objective.
For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $47.94 million and $5.94 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Portfolio also may invest a lesser portion of its assets in securities of mid- and large-capitalization companies (that is, companies with market capitalizations larger than that defined above).
In selecting securities for the Portfolio, IICO begins its investment process by screening the small-capitalization universe to identify companies that it believes exhibit consistently strong or positively inflecting relative strength. IICO has the flexibility to invest in growth or value companies, or both, and primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market and economic environment) and quantitative analyses. In selecting stocks and other equity securities, IICO makes an assessment of the current state of the economy, examines various industry sectors, and analyzes individual companies in the small-capitalization universe.
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IICO primarily focuses on equity securities it believes are underappreciated and are trading at a discount to their future potential value. Underappreciated securities are securities that IICO believes are undervalued relative to a company’s future potential opportunity. In assessing investment opportunities, IICO seeks stocks that it believes exhibit relative strength and positive identifiable catalysts, while striving to avoid stocks with low liquidity. IICO seeks companies that are showing stable or positively trending fundamentals and that possess one or more of the following attributes: improving or consistently strong reported metrics (favorable margins), capital discipline (favorable return on invested capital), a sustainable competitive advantage, seasoned management with appropriate incentives and a stable capital structure.
In selecting securities, IICO also seeks companies with a significant difference between a company’s current market price and its potential market price as estimated by IICO and further considers a company’s industry structure, growth opportunities, financial leverage, product offering, industry cycles and economic variables. The Portfolio typically holds a limited number of stocks (generally 40 to 60), some of which may be offered in IPOs.
The Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. The Portfolio also may invest in more established companies, such as those with longer operating histories than many small-capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Portfolio’s position size in any particular security. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. Other defensive tactics that may be used by IICO include holding smaller position sizes in individual holdings and/or being more broadly diversified across sectors and industries. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Small Cap Core is subject to various risks, including the following:
■	Catalyst Risk
■	Company Risk
■	Growth Stock Risk
■	Holdings Risk
■	Information Technology Sector Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Portfolio Turnover Risk
■	Small Company Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Small Cap Core may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Initial Public Offering (IPO) Risk
■	Investment Company Securities Risk
■	Large Company Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Sector Risk
■	Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Small Cap Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies. The Portfolio invests primarily in common stocks of small-capitalization companies that are relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where IICO believes there is an opportunity for higher growth than in
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established companies or industries. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $65.55 million and $5.94 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. The Portfolio’s investments in equity securities may include common stocks that are offered in IPOs. There is no guarantee, however, that the Portfolio will achieve its objective.
The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.
IICO begins its investment process by screening the small-capitalization universe for companies with accelerating revenue growth and improving returns on invested capital. Following this initial screening, IICO utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. IICO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. IICO believes that such companies generally have a replicable business model that allows for sustained growth.
The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that IICO believes continue to possess potential growth prospects). The focus on holding an investment is intermediate to long-term.
From time to time, the Portfolio also may invest a lesser portion of its assets in securities of mid- and large-capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in IICO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.
The Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may invest in ETFs to gain industry exposure not otherwise available through direct investments in small-capitalization securities. The Portfolio also may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use total return swaps, futures contracts on domestic equity indexes and options, both written and purchased, in an attempt to hedge various market risks and/or individual securities or to gain or increase exposure to various equity sectors and markets or to enhance income.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. The Portfolio also may invest in more established companies, such as those with longer operating histories than many small-capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby
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limit the Portfolio’s position size in any particular security. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Small Cap Growth is subject to various risks, including the following:
■	Company Risk
■	Growth Stock Risk
■	Health Care Sector Risk
■	Information Technology Sector Risk
■	Initial Public Offering (IPO) Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Sector Risk
■	Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Small Cap Growth may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Investment Company Securities Risk
■	Large Company Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Value: The Portfolio seeks to achieve its objective to provide capital appreciation by primarily investing, for the long term, in the common stocks of large-capitalization U.S. and, to a lesser extent, foreign companies that IICO believes are undervalued. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Portfolio seeks to invest in stocks that are, in the opinion of IICO, undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by IICO and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Portfolio will achieve its objective.
IICO begins its investment process by screening the large-capitalization universe for companies with high normalized free cash flow to enterprise value, with the additional metric of price to book for many financial companies. To identify securities for the Portfolio, IICO primarily utilizes fundamental bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analysis. In general, in selecting securities for the Portfolio, IICO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: estimated intrinsic value of the company using various valuation metrics, historical earnings growth, future expected earnings growth, company’s position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, changes in share count, changes in working capital, and internal or external catalysts for change. The Portfolio emphasizes companies that IICO believes have clearly identifiable catalysts that will help the companies achieve their estimated intrinsic values. Sector weights are determined by an analytical process in which IICO identifies the sectors with the most and least attractive candidates for inclusion in the Portfolio. IICO then may consider overweighting or underweighting a particular sector based on that analysis. The Portfolio typically holds a limited number of stocks (generally 30 to 45).
The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may invest in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The Portfolio’s investments in MLPs will be limited by tax considerations.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options on individual equity securities, in seeking to gain or increase exposure to, or facilitate trading in, certain securities or market sectors. The Portfolio also may use written options contracts on individual equity securities to enhance return. In addition, the Portfolio may use futures contracts on domestic equity indexes in an attempt to hedge market risk on equity securities.
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When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Value is subject to various risks, including the following:
■	Catalyst Risk
■	Company Risk
■	Financials Sector Risk
■	Foreign Exposure Risk
■	Holdings Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Sector Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Value may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Securities Risk
■	Master Limited Partnership (MLP) Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP High Income: The Portfolio seeks to achieve its objective to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in the judgment of IICO, consistent with the Portfolio’s objective. There is no guarantee, however, that the Portfolio will achieve its objective.
In general, the high level of income that the Portfolio seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by IICO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Portfolio may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
In selecting securities, IICO may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, IICO may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.
The Portfolio’s holdings tend to be allocated across three major categories: core holdings (credits that IICO believes possess stable-to-improving fundamentals with lower volatility and higher credit quality characteristics); spread tightening holdings (credits where IICO has an out-of-consensus view of a company and its ability to improve its business, financials, leverage or overall market position); and opportunistic/event-driven holdings (credits that are being driven by market dislocations, such as technical selling due to outflows, rumors around an industry or company or management changes, that create unique investment opportunities). Allocations to each category will vary over time based upon market conditions.
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IICO seeks companies with resilient business models and strong competitive positioning which it believes will show profit improvement and financial deleveraging. IICO believes that analysis of a company’s free cash flow generation over time is critical in determining its financial health. The Portfolio may own fixed-income securities of varying maturities.
IICO attempts to optimize the Portfolio’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high-yield bonds, most or all of the fixed-income instruments in which the Portfolio invests may be high-yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the Portfolio invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.
The Portfolio also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. The Portfolio may invest in restricted securities, including Rule 144A securities. The Portfolio may purchase shares of other investment companies, including ETF’s, subject to the restrictions and limitations of the 1940 Act.
The Portfolio may invest up to 100% of its total assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use futures contracts and swaps (including credit default swaps and total return swaps). The Portfolio may use these derivatives in an attempt to enhance return, to hedge broad or specific fixed-income market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas, to invest in foreign currencies or securities not otherwise readily available, to mitigate the impact of rising interest rates or to otherwise manage the risks of the Portfolio. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. With credit default swaps, the Portfolio either may sell or buy credit protection with respect to bonds, loans or other debt securities pursuant to the terms of these contracts.
When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Portfolio, IICO may invest up to 100% of the Portfolio’s assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the Portfolio’s debt holdings or emphasize investment-grade debt securities.
By taking a temporary defensive position in any one or more of these manners, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP High Income is subject to various risks, including the following:
■	Company Risk
■	Credit Risk
■	Extension Risk
■	Fixed-Income Market Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Income Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Loan Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Reinvestment Risk
■	Restricted Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP High Income may be subject to other, non-principal risks, including the following:
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■	Convertible Security Risk
■	Derivatives Risk
■	Emerging Market Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Investment Company Securities Risk
■	Political, Legislative or Regulatory Risk
■	Preferred Stock Risk
■	Redemption Risk
■	Securities Lending Risk
A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Global Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in common stocks of U.S. and foreign companies (including depositary receipts of foreign issuers) that IICO believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that IICO believes possess attractive growth characteristics. The Portfolio primarily invests in issuers of developed countries, including the U.S., although the Portfolio has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. Growth securities are those whose earnings, IICO believes, are likely to have strong growth over several years. A depositary receipt generally is issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. IICO seeks profitable companies with a sustainable competitive advantage in their industry as well as the ability to sustain their growth rates. There is no guarantee, however, that the Portfolio will achieve its objective.
IICO begins its investment process by screening the Portfolio’s investable universe by focusing on companies with above-average earnings growth, high net profit margins, and strong return on capital. Following this screening process, IICO utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection. IICO seeks strong companies that possess a unique, sustainable competitive advantage that IICO believes will allow them to withstand competitive pressures, sustain margins and cash flow, and grow faster than the general economy. IICO may look at a number of factors in selecting securities for the Portfolio’s holdings, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company’s total addressable market; margin trends; switching costs; control of distribution channels; brand equity; scale; patent protection; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business. As an overlay to its bottom-up analysis, IICO considers factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk.
The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of four major categories: accelerating growth (companies that IICO believes can accelerate their growth and profitability due to the introduction of a new product or service); controlled growth (companies that IICO believes possess relatively steady growth prospects irrespective of the current economic environment); cyclical growth (companies that IICO believes possess attractive long-term growth prospects, but whose near-term prospects may be economically sensitive); and relative growth (companies that IICO believes possess attractive growth prospects relative to a specific geography or sector).
Although the Portfolio primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size and in any geographical area, including the U.S., and within various sectors, which may include companies that are offered in IPOs. Under normal circumstances, the Portfolio invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Portfolio may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. The Portfolio typically holds a limited number of stocks (generally 50 to 70).
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options, total return swaps or other derivatives. The Portfolio may use derivatives in an attempt to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas or to otherwise manage the risks of the Portfolio’s investments. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. The Portfolio also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to precious metals and other commodities. The Portfolio may invest in restricted securities. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges.
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When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. IICO also may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries, including investments in long-term U.S. or foreign government bonds; and it also may invest all of its assets in U.S. securities. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Global Growth is subject to various risks, including the following:
■	Company Risk
■	Depositary Receipts Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Information Technology Sector Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Global Growth may be subject to other, non-principal risks, including the following:
■	China Investment Risk
■	Commodities Risk
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Initial Public Offering (IPO) Risk
■	Interest Rate Risk
■	Investment Company Securities Risk
■	Liquidity Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Restricted Securities Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP International Core Equity: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. Such companies primarily will be located in, or principally traded in, developed European and Asian/Pacific Basin markets. Such securities are primarily issued by what IICO believes to be reasonably valued companies with strong cash flows and exposure to global investment themes. The Portfolio also may invest in depositary receipts of foreign issuers. IICO also may employ a growth approach by seeking companies whose earnings it believes will grow faster than the economy. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. There is no guarantee, however, that the Portfolio will achieve its objective.
IICO believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. The Portfolio invests in a variety of sectors, countries and currencies in an effort to gain diversification. IICO combines a top-down (assessing the market environment), macro approach with a bottom-up (researching individual issuers) stock selection process.
As noted, IICO begins its investment process by establishing a top-down global macro view which is built by constantly assessing developments in global gross domestic product, business and product cycles, foreign exchange, relative valuations and politics around the world. It then overlays its long-term investment themes on top of the macro view in an effort to identify sectors, countries and currencies that IICO believes will benefit under its macro view. IICO next follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. IICO uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.
IICO uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), sector and industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong free cash flow, dividend yields, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers and improving
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growth prospects). The Portfolio may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. The Portfolio may invest in companies that are offered in IPOs.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. The Portfolio also may use a range of other derivative instruments, including total return swaps, in seeking to hedge or manage broad or specific equity market movements, to facilitate trading in certain securities, or to manage exposure to specific securities, sectors and/or geographical areas. In addition, the Portfolio may use written options on individual equity securities to enhance return.
The Portfolio also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to commodities. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP International Core Equity is subject to various risks, including the following:
■	Company Risk
■	Depositary Receipts Risk
■	Derivatives Risk
■	Emerging Market Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Regional Focus Risk
■	Theme Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP International Core Equity may be subject to other, non-principal risks, including the following:
■	China Investment Risk
■	Commodities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Initial Public Offering (IPO) Risk
■	Investment Company Securities Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Asset Strategy: The Portfolio seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. IICO begins its investment process by investing a portion of the Portfolio’s assets in global equity securities that IICO believes can outperform the Portfolio’s benchmark index, the MSCI ACWI Index, over a full market cycle (the Equity Sleeve). IICO then invests the Portfolio’s remaining assets in various additional asset classes, including global fixed-income securities, Treasury instruments, precious metals, commodities and cash (the Diversifying Sleeve), which seek to provide returns to the Portfolio while having less correlation to the Equity Sleeve. IICO may allocate the Portfolio’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 55% — 65% of the Portfolio’s total assets (with a long-term target of approximately 60%) in the Equity Sleeve and 35% — 45% of the Portfolio’s total assets (with a long-term target of approximately 40%) in the Diversifying Sleeve.
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In selecting securities for the Portfolio, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of IICO’s investment process also includes a top-down (assessing the market and economic environment) analysis.
With respect to the Equity Sleeve, IICO seeks what it believes are well-positioned companies with a strong and / or growing sustainable competitive advantage in attractive industries across the globe which IICO believes can exceed current earnings estimates. IICO looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. IICO generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and / or offering what IICO believes to be sustainable high free cash flow.
Within the Equity Sleeve, the Portfolio has the flexibility to invest in both growth and value companies. The Portfolio will tend to emphasize growth-oriented companies, but will typically shift towards value-oriented companies when it feels growth stocks are too expensive on a relative basis or during an economic cycle where IICO believes that cyclical companies have become oversold. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Equity Sleeve typically holds a limited number of stocks (generally 50 to 70).
Within the Diversifying Sleeve, the Portfolio has the flexibility to invest in a wide range of assets that, in IICO’s view, present attractive risk-adjusted returns as compared to the Equity Sleeve, and/or reduce the Portfolio’s overall risk profile because such assets have less correlation to the assets within the Equity Sleeve. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds and bank loans, although IICO anticipates that a majority of the assets within the Diversifying Sleeve will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality; although IICO anticipates that investments in junk bonds will be minimal within the Diversifying Sleeve, and, in no event, will such investments exceed 10% of the Portfolio’s total assets. When selecting these instruments, IICO focuses heavily on free cash flow and an issuer’s ability to delever itself through the credit cycle. The Portfolio also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as TIPs, REITs, precious metals, commodities and cash.
Within each of the Equity Sleeve and the Diversifying Sleeve, the Portfolio may invest in U.S. and foreign securities. The Equity Sleeve of the Portfolio generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the U.S. dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
IICO may allocate the Portfolio’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. IICO does not intend to concentrate the Portfolio in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.
Subject to diversification limits, the Portfolio also may invest up to 10% of its total assets at the time of investment in precious metals. The Portfolio gains exposure to commodities, including precious metals, derivatives and commodity-linked instruments, by investing in a Subsidiary. The Subsidiary is wholly-owned and controlled by the Portfolio. The Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to regulated investment companies, such as the Portfolio. The Subsidiary is subject to the same general investment policies and restrictions as the Portfolio, except that unlike the Portfolio, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, it may use leveraged investment techniques.
The Portfolio previously invested in private placements and other restricted securities in an amount up to 15% of its net assets, in accordance with its investment restrictions. Private placements and other restricted securities may be difficult to resell because a ready market for resale may not exist at any given time. While the Portfolio may continue to invest in various types of restricted securities, including Rule 144A Securities, the Portfolio does not intend to further invest in private placements and seeks to sell its remaining holdings of such private placement securities as opportunities arise for such sale.
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The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Portfolio also may invest in ETFs as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in companies that are offered in IPOs. The Portfolio also may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Generally, in determining whether to sell a security within the Equity Sleeve, IICO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. IICO also may sell a security if the price of the security reaches what IICO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, or to raise cash. Within the Diversifying Sleeve, IICO generally sells assets when, in IICO’s view, such assets no longer have the ability to provide equity-like returns or no longer provide the desired portfolio diversification.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options, both written and purchased, on an index or on individual or baskets of equity securities, in an attempt to gain exposure to certain sectors or securities or to enhance income. The Portfolio also may, when consistent with the Portfolio’s investment objective, seek to manage foreign currency exposure by utilizing forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In addition, the Portfolio may use total return swaps in an attempt to increase exposure to various equity sectors and markets or individual or baskets of equity securities.
Principal Risks. An investment in Ivy VIP Asset Strategy is subject to various risks, including the following:
■	Commodities Risk
■	Company Risk
■	Credit Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Interest Rate Risk
■	Large Company Risk
■	Liquidity Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Market Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Subsidiary Investment Risk
■	U.S. Government Securities Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Asset Strategy may be subject to other, non-principal risks, including the following:
■	China Investment Risk
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Initial Public Offering (IPO) Risk
■	Investment Company Securities Risk
■	Loan Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Reinvestment Risk
■	REIT-Related Risk
■	Restricted Securities Risk
■	Sector Risk
■	Securities Lending Risk
■	Small Company Risk
■	Subsidiary Tax Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Balanced: The Portfolio seeks to achieve its objective to provide total return through a combination of capital appreciation and current income by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Portfolio will achieve its objective.
The Portfolio invests at least 50% of its total assets in equity securities with the objective of providing potential capital appreciation and some dividend income. The Portfolio invests at least 30% of its total assets in debt securities, with the objective of providing income and relative stability of capital. The Portfolio also may invest in convertible securities and preferred stocks.
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Investment opportunities typically fall into two categories: company-specific ideas which include factors such as a company’s competitive positioning, production cycles, cost restructuring or a new management team; and thematic ideas where IICO considers economic or political forces, interest rate term structure variances, cyclical inflections, changes in consumer behavior or technology shifts.
In its equity investments, the Portfolio begins its investment process by screening companies based on profitability, and then focuses on capital appreciation and some dividend income and follows a growth at a reasonable price investment strategy. The Portfolio invests primarily in medium to large, well-established companies, most of which pay a regular dividend, although it may invest in securities issued by companies of any size. In evaluating investments for the Portfolio, IICO focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, IICO evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. IICO utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. IICO also focuses on companies that possess a sustainable competitive advantage, by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry. The equity portion of the Portfolio typically will include a limited number of stocks (generally 45 to 55), which may include companies that are offered in IPOs.
In its fixed-income investments, IICO focuses on current income and capital preservation. The majority of the Portfolio’s debt securities are either U.S. government securities or investment-grade corporate bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in non-investment-grade debt securities, which may include floating rate notes or secured bank loans. The Portfolio has no limitations on coupon type (i.e., fixed, floating, zero), the range of maturities of the debt securities in which it may invest or on the size of companies in which it may invest.
The Portfolio may invest up to 25% of its total assets in foreign securities, including equity and fixed-income securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use futures contracts and/or options, both written and purchased, on individual equity securities owned by the Portfolio and on U.S. and/or foreign equity indexes, in an attempt to enhance return or to hedge broad or specific equity or fixed-income market movements.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Balanced is subject to various risks, including the following:
■	Company Risk
■	Credit Risk
■	Dividend-Paying Stock Risk
■	Fixed-Income Market Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Interest Rate Risk
■	Large Company Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Market Risk
■	Mid-Size Company Risk
■	Preferred Stock Risk
■	Reinvestment Risk
■	U.S. Government Securities Risk
■	Value Stock Risk

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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Balanced may be subject to other, non-principal risks, including the following:
■	Convertible Security Risk
■	Derivatives Risk
■	Initial Public Offering (IPO) Risk
■	Liquidity Risk
■	Loan Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Redemption Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Natural Resources: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. There is no guarantee, however, that the Portfolio will achieve its objective.
IICO attempts to manage risk through diversifying the Portfolio’s holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Portfolio volatility.
The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
After conducting a top-down (assessing the market environment) market analysis of the natural resources industry and identifying trends and sectors, IICO uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects. IICO searches for what it believes are well-managed companies with strong balance sheets; low cost structure; capital discipline; business model; barriers to entry; competitive advantage; high incremental returns and margins; profitable growth; strong management; and the technological capability and expertise to grow independently of commodity prices. The Portfolio invests in a blend of value and growth companies across the capitalization spectrum, which may include companies that are offered in IPOs, and emphasizes companies that IICO believes are strongly managed and can generate above-average capital growth and appreciation. In addition, IICO focuses on companies that it believes are high quality, have the potential for sustainable long-term growth and that are low-cost leaders that possess historically strong-producing assets. From a macro perspective, IICO monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Portfolio.
The Portfolio seeks to be diversified internationally, and therefore, IICO invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While IICO typically seeks to invest a majority of the Portfolio’s assets in the U.S., the Portfolio may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Portfolio’s total assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.
Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. The Portfolio typically holds a limited number of stocks (generally 40 to 65). Under normal circumstances, IICO anticipates that a significant portion of the Portfolio’s holdings will consist of issuers in the energy and materials sectors.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may use forward currency contracts in an effort to manage foreign currency exposure. In seeking to manage the Portfolio’s exposure to precious metals, the Portfolio may use futures contracts, both long and short positions, as well as options, both written and purchased, on precious metals.
The Portfolio may use a range of other investment techniques, including investing in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Portfolio may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. The Portfolio’s investments in MLPs will be limited by tax considerations.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time
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and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Natural Resources is subject to various risks, including the following:
■	Commodities Risk
■	Company Risk
■	Concentration Risk
■	Emerging Market Risk
■	Energy Sector Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Materials Sector Risk
■	Natural Resources Industry Risk
■	Non-Diversification Risk
■	Sector Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Natural Resources may be subject to other, non-principal risks, including the following:
■	Depositary Receipts Risk
■	Derivatives Risk
■	Initial Public Offering (IPO) Risk
■	Large Company Risk
■	Master Limited Partnership (MLP) Risk
■	Metals Investment Risk
■	Mid-Size Company Risk
■	Redemption Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Science and Technology: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of science or technology companies. Such companies may include those that, in the opinion of IICO, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in IICO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. Additionally, the Portfolio may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities (applied science and technology companies).
The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
The Portfolio may invest in securities issued by companies of any size, which may include companies that are offered in IPOs, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Portfolio may invest in any geographical area. The Portfolio typically holds a limited number of stocks (generally 35 to 60). Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets. There is no guarantee, however, that the Portfolio will achieve its objective.
In its selection of securities for investment by the Portfolio, IICO aims to identify companies that it believes are benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up (researching individual issuers) research to identify what it believes are the best holdings for the Portfolio. IICO considers, among other factors, a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. IICO carefully monitors the macroeconomic environment, but its focus remains primarily on security-specific fundamental research.
The Portfolio may invest in, but is not limited to, areas such as:
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Science:

■	pharmaceuticals
■	medical technology equipment
■	biotechnology
■	genomics
■	proteomics
■	healthcare services

Technology:

■	semiconductors
■	computer hardware
■	IT services
■	software
■	networking
■	telecommunication services
■	defense electronics
■	entertainment
■	content media
■	data processing
■	internet
■	energy efficiency
■	alternative energy

Applied Science and Technology:

■	agriculture
■	financial services
■	consumer discretionary
■	industrials
■	energy
■	transportation
■	retail

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in debt securities. The Portfolio may invest up to 20% of its total assets in non-investment-grade fixed-income securities, which are securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Portfolio may invest in restricted securities.
The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options, both written and purchased, on individual equity securities owned by the Portfolio, baskets of equity securities and equity indexes, as well as futures contracts on equity indexes. The Portfolio may use derivatives in an attempt to enhance return, to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas, to gain exposure more efficiently than through a direct purchase of the security or to otherwise manage the risks of the Portfolio’s investments. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. Additionally, the Portfolio may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively. In addition, the Portfolio may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges.
When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.
Principal Risks. An investment in Ivy VIP Science and Technology is subject to various risks, including the following:
■	Company Risk
■	Concentration Risk
■	Emerging Market Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Holdings Risk
■	Information Technology Sector Risk
■	Large Company Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Mid-Size Company Risk
■	Non-Diversification Risk
■	Science and Technology Industry Risk
■	Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Science and Technology may be subject to other, non-principal risks, including the following:
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■	China Investment Risk
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Health Care Sector Risk
■	Initial Public Offering (IPO) Risk
■	Investment Company Securities Risk
■	Low-Rated Securities Risk
■	Redemption Risk
■	Restricted Securities Risk
■	Securities Lending Risk
A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.
Ivy VIP Pathfinder Managed Volatility Portfolios
Purpose of the Managed Volatility Portfolios
The Ivy VIP Pathfinder Managed Volatility Portfolios (Managed Volatility Portfolios) are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the three Managed Volatility Portfolios is designed to provide a different asset allocation option corresponding to different investment goals. Each Managed Volatility Portfolio seeks to achieve its particular investment objective by investing approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of its assets in other Portfolios (Underlying Funds) and short-term investments in varying combinations and percentage amounts. With respect to the portion of its assets that is not invested in Underlying Funds and such short-term instruments, each Managed Volatility Portfolio will invest in exchange-traded futures contracts in an attempt to manage the volatility of the Portfolio’s equity returns.
IICO is each Managed Volatility Portfolio’s investment manager and manages the portion of each Managed Volatility Portfolio invested in Underlying Funds and certain short-term instruments. IICO has engaged Securian AM as investment subadviser to manage the portion of each Managed Volatility Portfolio that is dedicated to the volatility management strategy.
The Managed Volatility Portfolios are primarily designed:
■	To help achieve an investor’s financial objectives through a professionally developed asset allocation program.
■	To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes and through a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns.
In selecting a Managed Volatility Portfolio, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances. An asset class is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and cash. Within each asset class there may be several different types of assets. For example, a stock asset class may contain: common stock and/or preferred stocks; large-, mid- and/or small-capitalization stocks; U.S. or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, stock assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most bond assets. By combining the various asset classes described below, in different percentage combinations, each Managed Volatility Portfolio seeks to provide a different level of potential risk and reward while seeking to manage the volatility of the Portfolio’s equity returns.
Investment Process for Investments in Underlying Funds
IICO, each Managed Volatility Portfolio’s investment manager, establishes for each Managed Volatility Portfolio a target allocation range among different classes based on each Managed Volatility Portfolio’s risk profile and investment strategies. Within each target asset class allocation range, IICO selects the Underlying Funds and the percentage of the Managed Volatility Portfolio’s assets that will be allocated to each such Underlying Fund. IICO also is the investment manager of each of the Underlying Funds. IICO reviews the allocations among both asset classes and Underlying Funds on a periodic basis. IICO may make changes to the allocation range in the Underlying Funds for any Managed Volatility Portfolio from time to time as appropriate given the risk profile and investment strategies of each Managed Volatility Portfolio and in order to achieve each Managed Volatility Portfolio’s investment objective.
Listed in the table below are the asset classes and Underlying Funds in which the Managed Volatility Portfolios currently may invest and the target allocation ranges in the Underlying Funds (for the portion of each Managed Volatility Portfolio invested in the Underlying Funds) that have been established by IICO as of the date of this Prospectus. While this table is intended to depict the kinds of securities and the general proportions in which each Managed Volatility Portfolio invests, over time the target asset class and Underlying Fund allocations may change as, in IICO’s judgment, economic and/or market conditions warrant in order for each Managed Volatility Portfolio to continue to meet its objective. Even where
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the target allocation ranges in the Underlying Funds themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range in the Underlying Funds is itself changed, day-to-day market activity may cause a Managed Volatility Portfolio’s asset allocations to drift from the target. Under ordinary circumstances, IICO will rebalance the assets of each Managed Volatility Portfolio each quarter to conform its actual allocations in the Underlying Funds to the target allocations applicable at that time. The Managed Volatility Portfolios do not necessarily invest in every asset class or all of the Underlying Funds.
Each Managed Volatility Portfolio reserves the right to change its target allocation ranges in the Underlying Funds at any time and without notice. For information about asset class and Underlying Fund allocations in the Underlying Funds, please review the Managed Volatility Portfolios’ annual and semiannual reports when available.
TARGET ALLOCATIONS FOR EACH ASSET CLASS AND UNDERLYING FUND BY PORTFOLIO
	Ivy VIP Pathfinder Moderate — Managed Volatility	Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
U.S. STOCKS:	35-50%	40-55%	30-45%
Ivy VIP Core Equity	0-20%	0-20%	0-15%
Ivy VIP Growth	0-20%	0-20%	0-15%
Ivy VIP Mid Cap Growth	0-10%	0-10%	0-10%
Ivy VIP Small Cap Core	0-10%	0-10%	0-10%
Ivy VIP Small Cap Growth	0-10%	0-10%	0-10%
Ivy VIP Value	0-20%	0-20%	0-15%
INTERNATIONAL/GLOBAL STOCKS:	10-25%	15-30%	5-20%
Ivy VIP Global Equity Income	0-25%	0-30%	0-20%
Ivy VIP Global Growth	0-25%	0-30%	0-20%
Ivy VIP International Core Equity	0-25%	0-30%	0-20%
BONDS:	0-45%	0-40%	0-50%
Ivy VIP Corporate Bond	0-45%	0-40%	0-50%
Ivy VIP Global Bond	0-15%	0-15%	0-20%
Ivy VIP High Income	0-10%	0-10%	0-5%
SHORT-TERM INVESTMENTS:	10-45%	5-35%	15-55%
Ivy VIP Government Money Market	0-45%	0-35%	0-55%
Ivy VIP Limited-Term Bond	0-45%	0-35%	0-55%
Set forth below are the asset classes in which the Managed Volatility Portfolios may invest and the Underlying Funds which IICO currently has chosen to comprise each of these asset classes. The Managed Volatility Portfolios also may invest in other Underlying Funds within each asset class in an effort to meet their respective investment objectives.
Asset Class	Underlying Investments
U.S. Stocks
Large Cap Stocks	Ivy VIP Core Equity seeks to provide capital growth and appreciation.
Ivy VIP Growth seeks to provide growth of capital.
Ivy VIP Value seeks to provide capital appreciation.
Mid Cap Stocks	Ivy VIP Mid Cap Growth seeks to provide growth of capital.
Small Cap Stocks	Ivy VIP Small Cap Core seeks to provide capital appreciation.
Ivy VIP Small Cap Growth seeks to provide growth of capital.
International/Global Stocks	Ivy VIP Global Equity Income seeks to provide total return through a combination of current income and capital appreciation.
Ivy VIP Global Growth seeks to provide growth of capital.
Ivy VIP International Core Equity seeks to provide capital growth and appreciation.
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Asset Class	Underlying Investments
Bonds	Ivy VIP Corporate Bond seeks to provide current income consistent with preservation of capital.
Ivy VIP Global Bond seeks to provide a high level of current income. Capital appreciation is a secondary objective.
Ivy VIP High Income seeks to provide total return through a combination of high current income and capital appreciation.
Short-Term Investments	Ivy VIP Government Money Market seeks to provide current income consistent with maintaining liquidity and preservation of capital.
Ivy VIP Limited-Term Bond seeks to provide current income consistent with preservation of capital.

Fund of Funds Risks
Each of the Managed Volatility Portfolios is a “fund of funds,” which means that it invests a substantial portion of its assets in a number of other Portfolios rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Managed Volatility Portfolio is subject to the following risks.
Your investment in a Managed Volatility Portfolio is subject to all the risks of an investment directly in the Underlying Funds held by the Managed Volatility Portfolio. These risks are disclosed for certain of the Underlying Funds earlier in this Prospectus in their respective sections and above in the section entitled Additional Information about Principal Investment Strategies, Other Investments and Risks.
A Managed Volatility Portfolio’s performance reflects the investment performance of the Underlying Funds it holds. A Managed Volatility Portfolio’s performance thus depends both on the allocation of its assets among the various Underlying Funds and the ability of those Underlying Funds to meet their respective investment objectives. IICO may not accurately assess the attractiveness or risk potential of particular Underlying Funds, asset classes, or investment styles.
Each Managed Volatility Portfolio invests in a limited number of Underlying Funds and may invest a significant portion of its assets in a single Underlying Fund. Therefore, the performance of a single Underlying Fund can have a significant effect on the performance of a Managed Volatility Portfolio and the price of its shares. As with any mutual fund, there is no assurance that any Underlying Fund will achieve its investment objective(s).
One Underlying Fund may purchase the same securities that another Underlying Fund sells. A Managed Volatility Portfolio that invests in both Underlying Funds would indirectly bear the costs of these trades.
While an investor may invest in the Underlying Funds (which also are available to Policyowners through their Policies), you should not expect to achieve the same results by investing directly in the Underlying Funds and short-term investments as you would receive by investing in the Managed Volatility Portfolios, because the Managed Volatility Portfolios offer professional asset allocation and an added measure of diversification. IICO monitors each Managed Volatility Portfolio’s holdings and cash flow and periodically adjusts each Managed Volatility Portfolio’s mix to keep the Portfolio closely aligned to its investment strategies in changing market conditions. Underlying Funds may be added or removed from a Managed Volatility Portfolio’s allocation mix by IICO without notice to investors.
Because you are investing indirectly through the Managed Volatility Portfolios, you will bear a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, service and accounting fees), as well as the expenses of the particular Managed Volatility Portfolio. No front-end sales load or contingent deferred sales charge is charged, either by the Underlying Funds or by the Managed Volatility Portfolios. Although Class II shares of the Underlying Funds will charge a Rule 12b-1 fee, the Managed Volatility Portfolios do not charge a Rule 12b-1 fee, so there is no duplication of these fees.
The PICs issuing guaranteed benefits on variable life insurance policies and variable annuity contracts investing in the Managed Volatility Portfolios may be affiliated with Securian AM and have a financial interest in preserving the value of the Managed Volatility Portfolios and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of each Managed Volatility Portfolio). To the extent each Managed Volatility Portfolio is successful in managing the volatility of returns, the PICs affiliated with Securian AM issuing guaranteed benefits on variable life insurance policies and variable
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annuity contracts investing in the Managed Volatility Portfolios also will benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the PICs affiliated with Securian AM may be material and may influence Securian AM in its management of each Managed Volatility Portfolio.
Additional Investment Considerations
The objective(s) and investment policies of each Portfolio may be changed by the Board without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.
Because the Portfolios own different types of investments, their performance will be affected by a variety of factors. The value of a Portfolio's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Portfolio may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.
To the extent a Portfolio invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on IICO’s skill or that of a Portfolio’s investment subadviser, as applicable (hereinafter referred to collectively as the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Portfolio will achieve its objective(s).
Each Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant and thus affect the performance of a Portfolio.
Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to that Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.
Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target of the securities in each such Portfolio's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Portfolio must distribute for federal tax purposes.
Each of the Portfolios generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of a Portfolio's assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Portfolio's investment objective(s), strategies and policies, or for other reasons.
The Portfolios and their service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Portfolio or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Portfolios, IICO,  a Portfolio's subadviser,or a Portfolio's custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the ability of a Portfolio to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Portfolios also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for
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issues or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers, and may cause the Portfolios' investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which a Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.
You will find more information in the SAI about each Portfolio's permitted investments, policies and strategies, as well as the restrictions that apply to them.
A description of the Portfolios' policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.
Portfolio holdings of the Portfolios may be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings for the Portfolios for the first and third quarters of each fiscal year is filed with the SEC as an exhibit to the Trust’s (as defined herein) Form N-PORT. These holdings may be viewed on the SEC’s website at http://www.sec.gov.
A complete schedule of portfolio holdings also is included in the Portfolios' Annual and Semiannual Reports to shareholders.
Defining Risks
Asset Allocation Risk — A Portfolio’s performance depends on the allocation of its assets (i) between the U.S. Stocks, International/Global Stocks, Bonds and Short-Term Investment asset classes and (ii) among the Underlying Funds. There is a risk that the allocation of assets may skew toward an Underlying Fund that performs poorly relative to other funds, or to the market as a whole, which could result in the Portfolio performing poorly.
Catalyst Risk — Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case a Portfolio may experience losses.
China Investment Risk — Certain Portfolios may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs  (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.
Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Portfolio's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.
Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested; they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, a Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer
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of a security. A Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.
Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the U.S., central banks or supranational entities. Furthermore, because dividends declared by a Portfolio will be declared in U.S. dollars and underlying payments received by a Portfolio from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Portfolio would pay.
Commodities Risk — Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Portfolio's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Portfolio may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.
Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.
Concentration Risk — If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.
Convertible Security Risk — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.
Credit Risk — An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Portfolio's securities could affect the Portfolio's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Portfolio purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.
In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.
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Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Portfolio will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.
Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Portfolio occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Portfolio's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Portfolio's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Portfolio also may remain obligated to meet margin requirements until a derivative position is closed.
When a Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If a Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.
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Although a Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. A Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.
Swap instruments may shift a Portfolio's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts.
Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.
There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.
The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract. The Investment Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.
The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.
Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.
Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of portfolios using derivatives instruments could limit a Portfolio's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio's taxable income or gains.
In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the
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CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Investment Manager has registered as a CPO. The Investment Manager, in its management of each Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the CFTC and National Futures Association (NFA) rules.
Complying with those de minimis trading limitations may restrict the Investment Manager's ability to use derivatives as part of a Portfolio's investment strategies. Although the Investment Manager believes that it will be able to execute a Portfolio's investment strategies within the de minimis trading limitations, the Portfolio's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio's ability to trade derivatives. Also, a Portfolio's ability to use certain derivative instruments may be limited by tax considerations.
Dividend-Paying Stock Risk — Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.
Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Portfolio fair value its holdings in those countries.
Energy Sector Risk — Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.
Extension Risk — A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities and may magnify the effect of the rate increase on the price of such securities. Duration measures the expected price sensitivity of a fixed-income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.
Financials Sector Risk — Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.
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Fixed-Income Market Risk — The prices of a Portfolio's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Portfolio's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Portfolio and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — Certain Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.
Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.
Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.
Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of
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the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities, the Portfolio's ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.
Moreover, in pursuing its investment objective, a Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Portfolio does so, it may face more risks than portfolios with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:
Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the U.S. and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.
Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.
European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.
The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.
The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the
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EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.
North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S. may have implications for trade among the U.S., Mexico and Canada, any of which may result in additional volatility in the region. In particular, the U.S. recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Portfolio. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Portfolio when investing in this region.
Fund of Funds Risk — Each Managed Volatility Portfolio is a “fund of funds,” which means that it invests substantially all of its assets in a number of other mutual funds within the Ivy Variable Insurance Portfolios, rather than investing directly in stocks, bonds and other instruments. The ability of a Managed Volatility Portfolio to meet its investment objective is directly related to its target allocations among the Underlying Funds and the ability of those funds to meet their investment objective(s). The share price of a Managed Volatility Portfolio likely will change daily based on the performance of the Underlying Funds.
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
Health Care Sector Risk — Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the FDA; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
Holdings Risk — If a Portfolio typically holds a small number of stocks, or if a Portfolio's portfolio manager(s) tends to invest a significant portion of a Portfolio's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio may have a greater impact on the Portfolio's NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio's portfolio managers invested a greater portion of the Portfolio's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Portfolio's volatility.
Income Risk — The risk that a Portfolio may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that a Portfolio's shareholders receive are affected by the income that the Portfolio receives from its portfolio holdings. If the income is reduced, distributions by a Portfolio to shareholders may be less.
Information Technology Sector Risk — Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
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Initial Public Offering (IPO) Risk — Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Portfolio's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio also is likely to decline as the Portfolio grows.
Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase a Portfolio's exposure to risks associated with rising rates. A Portfolio may use derivatives to hedge its exposure to interest rate risk.
Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Portfolio's NAV to fluctuate more and adversely affect the Portfolio's return.
In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.
Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.
Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's investment restrictions regarding investments in other investment companies.
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ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Portfolio).
Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Portfolio bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.
Large Company Risk — Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
Leveraging Risk — The risk that certain transactions of a Portfolio, such as transactions in derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged and can result in losses to the Portfolio that exceed the amount originally invested. Because of leverage, a Portfolio's investment exposure may exceed the Portfolio's net assets.
Liquidity Risk — Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Portfolio may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when a Portfolio purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of a Portfolio if it invests in such securities.
Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Portfolio's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Portfolio invests
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and that the collateral may not be sufficient to cover the amount owed to the Portfolio. In the event the borrower defaults, a Portfolio's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Portfolio to lose income or principal on a particular investment, which could affect the Portfolio's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Portfolio has an interest. If the loan is unsecured, there is no specific collateral on which a Portfolio can foreclose. In addition, if a secured loan is foreclosed, a Portfolio may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.
Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Portfolio could enforce its rights directly against the borrower.
Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.
In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Portfolio desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Portfolio may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.
Managed Volatility Strategy Risk — Securian AM may be unsuccessful in managing volatility, and there is a risk that the Managed Volatility Portfolio may experience a high level of volatility in its equity returns. The Managed Volatility Portfolio’s holdings are subject to price volatility, and the Managed Volatility Portfolio may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Managed Volatility Portfolio will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of the volatility does not ensure that the Managed Volatility Portfolio will deliver competitive returns. Additionally, even if successful, the Managed Volatility Portfolio’s management of volatility also may generally result in the Managed Volatility Portfolio’s NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility), or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The Managed Volatility Portfolio’s managed volatility strategy may expose the Managed Volatility Portfolio to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by Securian AM are not being used to hedge the value of the Managed Volatility Portfolio’s investment in Underlying Funds, and as a result, the Managed Volatility Portfolio’s investment in derivatives may decline in value at the same time as the Managed Volatility Portfolio’s investment in Underlying Funds. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. It is possible that the fixed-income portion of the Portfolio, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolio.
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Management Risk — The Investment Manager applies a Portfolio's investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Investment Manager may not produce the anticipated returns, may cause a Portfolio's shares to lose value or may cause a Portfolio to perform less favorably than other mutual funds with similar investment objectives.
Market Risk — Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Portfolio will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
In the years since the financial crisis that started in 2008, the U.S. and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Portfolio. In addition, there is a risk that recent policy changes by the U.S. government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.
The value of assets or income from a Portfolio's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Master Limited Partnership (MLP) Risk — Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.
Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographical region are subject to risks associated with such industry or region. Investments held by MLPs may be
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relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund’s investment, and consequently your investment in a Portfolio and lower income. A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor’s adjusted basis in its MLP interest.
Materials Sector Risk — Investment risks associated with investing in securities in the materials sector, in addition to other risks, include adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.
Metals Investment Risk — Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that a Portfolio cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The U.S. or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Mid-Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Portfolio's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.
Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
Natural Resources Industry Risk — Investment risks associated with investing in securities of natural resources companies, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Securities of natural resource companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit high volatility attributable to commodity prices.
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Non-Diversification Risk — Certain Portfolios are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” portfolios, such Portfolios may invest a greater percentage of its assets in the securities of an issuer. Thus, such Portfolios may hold fewer securities than other portfolios. A decline in the value of those investments would cause such Portfolio's overall value to decline to a greater degree than if the Portfolio held a more diversified portfolio.
Political, Legislative or Regulatory Risk — The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.
In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the U.S. government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.
Portfolio Turnover Risk — Frequent buying and selling of investments involve higher costs to a Portfolio and may affect the Portfolio's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in a Portfolio. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target, and the need to sell a security to meet redemption activity.
Preferred Stock Risk — Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.
Redemption Risk — A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio's performance.
Regional Focus Risk — Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Portfolio invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Portfolio performance than they would in a more geographically diversified equity fund and a Portfolio's performance may be more volatile than the performance of a more geographically diversified fund.
Reinvestment Risk — Income from a Portfolio's debt securities may decline if the Portfolio invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio's holdings. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's investment income.
REIT-Related Risk — The value of a Portfolio's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, a Portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.
Restricted Securities Risk — Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the  Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Portfolio illiquidity to the extent a
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Portfolio finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Portfolio.
Science and Technology Industry Risk — Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.
Sector Risk — At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Portfolio more vulnerable to unfavorable developments in that economic sector than portfolios that invest more broadly.
Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Portfolio that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Portfolio if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Portfolio bearing any loss.
Small Company Risk — Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Subsidiary Investment Risk — By investing in its Subsidiary, Ivy VIP Asset Strategy is exposed to the risks associated with its Subsidiary’s investments. The Portfolio's Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in its Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls its Subsidiary, and the Portfolio and its Subsidiary are managed by IICO, it is unlikely that the Portfolio's Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio's shareholders. In addition, changes in the laws of the U.S. and/or the Cayman Islands, under which the Portfolio and its Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or its Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders.
Subsidiary Tax Risk — To qualify as a regulated investment company (RIC) under the federal tax law for a taxable year, a Portfolio must derive at least 90% of its annual gross income from sources considered to be “qualifying” income. However, income derived from disposing of commodities is not considered “qualifying” income. By investing in its Subsidiary, Ivy VIP Asset Strategy is exposed to the risk that it will be treated as having gains resulting from disposing of commodities (that is, “non-qualifying” income), and therefore may not qualify as a RIC in any given taxable year. If the Portfolio failed to qualify as a RIC, it may incur potentially significant federal income tax expense and, more importantly, also may cause investors to incur tax liabilities they otherwise would not have incurred currently, because each insurance company separate account invested in the Portfolio would fail to satisfy certain diversification requirements imposed by the Code and the regulations thereunder, with the result that the Policies supported by such account no longer would be eligible for your deferral. For example, such Portfolio would be subject to income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced. In addition, such taxable income also would be subject to tax at the shareholder level as dividend income when distributed to shareholders. The Portfolio has received an opinion of counsel, which is not binding on the IRS or the courts, that income the Portfolio receives from its Subsidiary should constitute qualifying income. However, if the IRS were to determine that the Portfolio's income from a subsidiary was not considered qualifying income and that determination was upheld by the courts, then such Portfolio — despite the opinion of counsel — might be unable to qualify as a RIC. In addition, it is possible that future tax legislation, regulations, and/or further guidance issued by the IRS may affect the character, timing, and/or amount of the Portfolio's taxable income or capital gains and distributions it makes, which in turn may
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adversely affect the Portfolio and its shareholders. In September 2016, the Treasury and the IRS proposed regulations that would treat such income as qualifying income only to the extent the RIC receives a distribution out of a subsidiary’s earnings and profits, which is the practice the Subsidiary and the Portfolio follow.
Theme Risk — A Portfolio's investment strategy may incorporate the identification of themes, in which case the Portfolio's performance may suffer if the Investment Manager does not correctly identify such themes or if a theme develops in an unanticipated way.
U.S. Government Securities Risk — Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other securities that are issued or guaranteed by federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.
A Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.
Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.
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The Management of the Portfolios
Portfolio Management
The Portfolios are managed by IICO, subject to the authority of the Board. IICO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. IICO has served as investment manager to the Portfolios since September 2016; prior to that date, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, served as investment adviser to the Portfolios since their inception. IICO is located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200. IICO had approximately $74.8 billion in assets under management as of December 31, 2020.
IICO has received “manager of managers” exemptive relief from the SEC (the Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for a Portfolio without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Portfolio). Prior to relying on the Order, a Portfolio must receive approval of its shareholders. The Order permits the Portfolios to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a Portfolio change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Portfolio will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Portfolio.
Currently, only shareholders of the Managed Volatility Portfolios have approved the use of the Order. Accordingly, only the Managed Volatility Portfolios may rely on the Order. If shareholders of other Portfolios approve the use of the Order in the future, then those Portfolios also may rely on the Order.
Securian Asset Management, Inc. (Securian AM), an investment adviser located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy VIP Securian Real Estate Securities pursuant to an agreement with IICO and also provides investment advice to, and generally conducts the investment management program as it relates to the portion of a Managed Volatility Portfolio allocated to the volatility management strategy as described in the Principal Investment Strategies section for each of Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility pursuant to an agreement with IICO. Since its inception in 1985, Securian AM and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Securian AM and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Securian AM also manage Minnesota Life’s investment portfolios. Securian AM had approximately $52.3 billion in assets under management as of December 31, 2020.
Ivy VIP Asset Strategy: F. Chace Brundige and W. Jeffery Surles are primarily responsible for the day-to-day portfolio management of the Ivy VIP Asset Strategy. Mr. Brundige has held his Portfolio responsibilities since August 2014. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, and became a portfolio manager in February 2006. Mr. Brundige holds a BS degree in Finance from Kansas State University, and has earned an MBA with an emphasis in Finance and Accounting from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst (CFA) Charterholder.
Mr. Surles has held his Portfolio responsibilities since February 2018. He is Senior Vice President of IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in 2007 initially serving as an investment analyst. Mr. Surles earned a BS degree from Vanderbilt University, and an MBA from the University of Wisconsin. He is a Chartered Financial Analyst (CFA) Charterholder.
Ivy VIP Balanced: Matthew A. Hekman, Mark G. Beischel and Susan K. Regan are primarily responsible for the day-to-day portfolio management of Ivy VIP Balanced. Mr. Hekman has held his Portfolio responsibilities since August 2014. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He joined the company in June 2003 as a
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performance analyst, and joined the large-capitalization value team as assistant portfolio manager in September 2011. Mr. Hekman graduated from Dordt College in 1998 with a BA in Business Administration and earned an MBA with an emphasis in Finance from the University of Kansas in 2003. He is a Chartered Financial Analyst (CFA) Charterholder.
Mr. Beischel has held his Portfolio responsibilities since April 2018. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He has served as Global Director of Fixed Income of IICO since June 2011. He has served as assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2000, and has been an employee of such since 1998. Mr. Beischel earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in Finance from the University of Denver. He is a Chartered Financial Analyst (CFA) Charterholder.
Ms. Regan has held her Portfolio responsibilities since April 2018. She is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. She joined IICO in November 2007 as a fixed-income investment analyst and trader. She was appointed assistant vice president and assistant portfolio manager in January 2010. Ms. Regan earned a BA in Economics in May 1984 and an MA in Economics in December 1985 from the University of Missouri-Columbia.
Ivy VIP Core Equity: Erik R. Becker is primarily responsible for the day-to-day portfolio management of Ivy VIP Core Equity, and has held his Portfolio responsibilities since July 2006. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He joined the company in 1999 as an investment analyst and had served as an assistant portfolio manager for Ivy VIP Core Equity since 2003, in addition to his duties as a research analyst. He has served as a portfolio manager since February 2006. Mr. Becker earned a BBA degree in Finance, Investments and Banking and an MS in Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst (CFA) Charterholder.
Ivy VIP Global Growth: Sarah C. Ross is primarily responsible for the day-to-day portfolio management of Ivy VIP Global Growth. Ms. Ross has held her Portfolio responsibilities since August 2014. She is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. She joined IICO in October 2003 as an investment analyst, with industry responsibilities concentrated in biotechnology, healthcare equipment and supplies, pharmaceuticals, and life sciences tools and services. She became an assistant portfolio manager with the large-capitalization growth equity team in February 2006. Ms. Ross holds a BS degree in Business Administration and a BA degree in French from John M. Olin School of Business, Washington University, St. Louis, Missouri, and also studied Global Finance, French Society, International Marketing and Corporate Law at Ecole Europeene Des Affaires A Paris, Paris, France. She is a Chartered Financial Analyst (CFA) Charterholder and a member of the St. Louis Society of Financial Analysts.
Ivy VIP Growth: Bradley M. Klapmeyer is primarily responsible for the day-to-day portfolio management of Ivy VIP Growth. Mr. Klapmeyer has held his Portfolio responsibilities since August 2016. Mr. Klapmeyer is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-capitalization growth team in September 2011. Mr. Klapmeyer graduated from Truman State University in 1999 with a BS in Finance and a minor in Economics. He is a Chartered Financial Analyst (CFA) Charterholder.
Ivy VIP High Income: Chad A. Gunther is primarily responsible for the day-to-day portfolio management of Ivy VIP High Income. Mr. Gunther has held his Portfolio responsibilities since July 2014. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He has been an employee of IICO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by IICO since 2008. Mr. Gunther earned a BS in Business Administration with an emphasis in Economics from the University of Kansas, and an MBA with an emphasis in Finance from Washington University/St. Louis Olin Graduate School of Business.
Ivy VIP International Core Equity: John C. Maxwell and Catherine L. Murray are primarily responsible for the day-to-day portfolio management of Ivy VIP International Core Equity. Mr. Maxwell has held his Portfolio responsibilities since May 2009. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in 1998 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO since July 2003 and has served as a portfolio manager since February 2006. In 2004, he began assisting the international group of IICO as an investment analyst. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst (CFA) Charterholder.
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Ms. Murray has held her Portfolio responsibilities since January 2017. She is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. She joined the company in 2011 and has served as assistant portfolio manager for other investment companies managed by IICO since 2014. Ms. Murray earned a BA in French and Business Administration (Accounting) from the College of St. Catherine in St. Paul, Minnesota, and holds an MBA with a major in Finance from the Wharton School, University of Pennsylvania.
Ivy VIP Mid Cap Growth: Kimberly A. Scott and Nathan A. Brown are primarily responsible for the day-to-day portfolio management of Ivy VIP Mid Cap Growth. Ms. Scott has held her Portfolio responsibilities since the Portfolio’s inception in April 2005. Ms. Scott is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. She has served as a portfolio manager for investment companies managed by IICO since February 2001. She served as an investment analyst with the company from April 1999 to February 2001. She joined the company in April 1999. Ms. Scott earned a BS degree in Microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst (CFA) Charterholder.
Mr. Brown has held his Portfolio responsibilities since October 2016. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in June 2003 as an investment analyst. He was appointed Assistant Vice President in January 2010, has served as an assistant portfolio manager of investment companies managed by IICO since February 2011 and has served as a co-portfolio manager on another fund managed by IICO since October 2014. Mr. Brown earned a BBA in Finance from the University of Iowa and holds an MBA with an emphasis in Finance and Accounting from Vanderbilt University.
Ivy VIP Natural Resources: David P. Ginther and Michael T. Wolverton are primarily responsible for the day-to-day portfolio management of Ivy VIP Natural Resources. Mr. Ginther has held his Portfolio responsibilities since July 2013. He also is the portfolio manager for Ivy VIP Energy. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He has been an employee of the company since 1995. Mr. Ginther holds a BS degree in Accounting from Kansas State University, and has earned the designation of Certified Public Accountant.
Mr. Wolverton has held his Portfolio responsibilities since October 2016. He also is a co-portfolio manager for Ivy VIP Energy. He is Vice President of IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined IICO in 2005 as an investment analyst. He was appointed Assistant Vice President in 2012 and has served as an assistant portfolio manager of investment companies managed by IICO since 2013. Mr. Wolverton earned a BS in Accounting from William Jewell College and holds an MBA with an emphasis in Finance from the University of Texas at Austin, McCombs School of Business.
Ivy VIP Science and Technology: Zachary H. Shafran and Bradley J. Warden are primarily responsible for the day-to-day portfolio management of Ivy VIP Science and Technology. Mr. Shafran has held his Portfolio responsibilities since February 2001. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He has served as a portfolio manager for investment companies managed by IICO (or its affiliates) since January 1996. He served as an investment analyst with the company and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.
Mr. Warden has held his Portfolio responsibilities since October 2016. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He joined the company in 2003 as an investment analyst and became an assistant portfolio manager in 2014. Mr. Warden earned a BS degree in Business Administration from Trinity University and an MBA in Finance from the University of Texas — Austin.
Ivy VIP Small Cap Core: Kenneth G. Gau is primarily responsible for the day-to-day portfolio management of Ivy VIP Small Cap Core. Mr. Gau has held his Portfolio responsibilities since August 2014. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He joined the company in June 2000 as an investment analyst and joined the small-capitalization growth team as assistant portfolio manager in March 2006. Mr. Gau graduated from The Pennsylvania State University Smeal College of Business Administration in May 1994 with a BS in Finance and earned an MBA from Cornell University Johnson Graduate School of Management in May 2000.
Ivy VIP Small Cap Growth: Kenneth G. McQuade, Timothy J. Miller and Bradley P. Halverson are primarily responsible for the day-to-day portfolio management of Ivy VIP Small Cap Growth. Mr. McQuade has held his Portfolio responsibilities since March 2006. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of
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and portfolio manager for another investment company for which IICO serves as investment manager. He joined the company in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed small-capitalization accounts from August 2003 until March 2010. Mr. McQuade earned a BS degree in Finance from Bradley University.
Mr. Miller has held his Portfolio responsibilities since October 2016. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He joined IICO in February 2008 and has served as the portfolio manager for another investment company managed by IICO since March 2008. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Mr. Miller holds a BS degree in Business Administration from St. Louis University and an MBA from the University of Missouri-St. Louis. He is a Chartered Financial Analyst (CFA) Charterholder.
Mr. Halverson has held his Portfolio responsibilities since October 2016. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He joined the company in 2008 as an investment analyst on the small-capitalization growth team. Mr. Halverson earned a BS degree and a MS degree in Accounting from Brigham Young University and an MBA with an emphasis in Finance and Corporate Strategy from the University of Michigan.
Ivy VIP Value: Matthew T. Norris is primarily responsible for the day-to-day portfolio management of Ivy VIP Value. Mr. Norris has held his Portfolio responsibilities since July 2003. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. From June 2005 until April 2010, he served as Director of Equity Research for IICO. From January 2000 to June 2003, he was a Portfolio Manager for Securian AM. He joined Securian AM in December 1997, first serving as an Analyst and later as a Senior Analyst. Mr. Norris earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. He is a Chartered Financial Analyst (CFA) Charterholder.
Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility: F. Chace Brundige, Aaron Young and W. Jeffery Surles are primarily responsible for the day-to-day portfolio management of each of the Managed Volatility Portfolios. Merlin Erickson, Jeremy Gogos and Craig M. Stapleton are primarily responsible for the day-to-day portfolio management of the volatility management strategy for each of the Managed Volatility Portfolios.
Mr. Brundige has held his Portfolio responsibilities since June 2016. He also is a co-portfolio manager for Ivy VIP Asset Strategy and each of the Pathfinder Portfolios, and his biographical information is listed above under The Management of the Portfolios — Portfolio Management — Ivy VIP Asset Strategy.
Mr. Young has held his Portfolio responsibilities since October 2016. He is Vice President of IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined IICO in 2005 as a fixed-income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team as an investment analyst in 2007. He has served as an assistant portfolio manager of another investment company managed by IICO since 2012. Mr. Young earned a BA in Philosophy from the University of Missouri and holds an MBA with an emphasis in Finance and Strategy from the Olin School of Business at Washington University.
Mr. Surles has held his Portfolio responsibilities since February 2018. He also is a co-portfolio manager for Ivy VIP Asset Strategy and each of the Pathfinder Portfolios, and his biographical information is listed above under The Management of the Portfolios — Portfolio Management — Ivy VIP Asset Strategy.
Mr. Erickson has held his responsibilities for the Managed Volatility Portfolios since December 2017. He has served as Vice President and Portfolio Manager of Securian AM since December 2017, and formerly served as Vice President and Senior Quantitative Analyst of Securian AM since November 2007. Mr. Erickson earned an MBA in Finance from Seattle University and a BS in Mathematics from Central Washington University.
Dr. Gogos has held his Portfolio responsibilities since December 2017. He has served as Portfolio Manager of Securian AM since December 2017, and formerly served as Associate Portfolio Manager of Securian AM since June 2017 and Quantitative Research Analyst from May 2013 to June 2017. Dr. Gogos earned his PhD in Physics from the University of Minnesota and a BS in Physics from the Worcester Polytechnic Institute. He is a Chartered Financial Analyst (CFA) Charterholder.
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Mr. Stapleton has held his Portfolio responsibilities since July 2013. He has served as Vice President and Portfolio Manager of Securian AM since December 2012, and formerly served as Portfolio Manager of Securian AM from June 2012 to November 2012, Associate Portfolio Manager from 2010 to May 2012 and Quantitative Research Analyst from 2005 to 2010. Mr. Stapleton earned an MBA in Finance from the University of Illinois and a BS in Computer Engineering from the University of Illinois.
Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Portfolio securities, is included in the SAI.
Other members of IICO’s and the subadviser's investment management departments provide input on market outlook, economic conditions, investment research and other considerations relating to the Portfolios' investments.
Management and Other Fees
Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each Portfolio pays a management fee to IICO for providing investment advice and supervising its investments. Prior to September 30, 2016, each Portfolio paid the same management fee to WRIMCO. Each Portfolio also pays other expenses, which are explained in the SAI.
The management fee is payable to IICO at the annual rates of:
Ivy VIP Asset Strategy, Ivy VIP Balanced, Ivy VIP Core Equity, Ivy VIP Growth and Ivy VIP Value: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; and 0.55% of net assets over $3 billion.
Ivy VIP Global Growth, Ivy VIP International Core Equity, Ivy VIP Mid Cap Growth, Ivy VIP Science and Technology, Ivy VIP Small Cap Core and Ivy VIP Small Cap Growth: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.
Ivy VIP High Income: 0.625% of net assets up to $500 million; 0.60% of net assets over $500 million and up to $1 billion; 0.55% of net assets over $1 billion and up to $1.5 billion; and 0.50% of net assets over $1.5 billion.
Ivy VIP Natural Resources: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.76% of net assets over $3 billion and up to $5 billion; 0.73% of net assets over $5 billion and up to $10 billion; and 0.70% of net assets over $10 billion.
Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility: 0.20% of net assets up to $500 million; 0.17% of net assets over $500 million and up to $1 billion; and 0.15% of net assets over $1 billion.
Except for the Managed Volatility Portfolios, IICO uses a portion of the management fees it receives from a Portfolio to pay that Portfolio’s investment subadviser, as applicable. For the Managed Volatility Portfolios, IICO uses all of the management fee it receives from a Managed Volatility Portfolio to pay Securian AM. Accordingly, Securian AM receives a fee based on the total assets of a Managed Volatility Portfolio.
For the fiscal year ended December 31, 2020, management fees (net of waivers) for each Portfolio as a percent of each such Portfolio’s average net assets are as follows:
Net Management Fees Paid
Ivy VIP Asset Strategy	0.70%
Ivy VIP Balanced	0.70%
Ivy VIP Core Equity	0.70%
Ivy VIP Global Growth	0.85%
Ivy VIP Growth	0.70%
Ivy VIP High Income	0.62%
Ivy VIP International Core Equity	0.85%
Ivy VIP Mid Cap Growth	0.80%
Ivy VIP Natural Resources	0.85%
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Net Management Fees Paid
Ivy VIP Pathfinder Moderate — Managed Volatility	0.19%
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	0.20%
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	0.20%
Ivy VIP Science and Technology	0.85%
Ivy VIP Small Cap Core	0.85%
Ivy VIP Small Cap Growth	0.82%
Ivy VIP Value	0.70%
A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of each of the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2020.
Multiple Class Information and Service Plan Arrangements
The Trust offers two classes of shares: Class I and Class II. Each Portfolio offers Class II shares. In addition, Ivy VIP Asset Strategy, Ivy VIP High Income, Ivy VIP Mid Cap Growth, Ivy VIP Science and Technology and Ivy VIP Small Cap Growth also offer Class I shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and usually will have different share prices. Class II shares are subject to a service plan that is described below. Class I shares are not subject to a service plan and may be purchased only through fund of funds, advisory or trust accounts, wrap accounts or other asset allocation or fee-based investment arrangements. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the Portfolios have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; and (c) each class has exclusive voting rights with respect to matters solely affecting that class.
Rule 12b-1 Service Plan
Class II shares of the Trust have adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Class II shares of each Portfolio (other than the Managed Volatility Portfolios) may pay daily a fee to Ivy Distributors, Inc. (IDI), an affiliate of IICO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Class II shares’ average annual net assets. The fee is to be paid to compensate IDI and unaffiliated third parties for amounts expended in connection with the provision of personal services to Class II Policyowners. These fees are paid out of the Class II shares’ assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.
128        Prospectus

Buying and Selling Portfolio Shares
Who Can Buy Shares of the Portfolios
Shares of the Portfolios currently are sold only to the separate accounts of PICs (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (the Exemptive Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolios are not sold to individual investors.
The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its investment portfolio.
Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their PIC directly for details concerning these transactions.
Please check with your PIC to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.
The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.
The principal underwriter of the Portfolios is IDI.
Purchase Price
The purchase price of a share (the price to buy one share of a particular class of a Portfolio) is its NAV next determined per share of that class after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of a Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.
Net Asset Value
In the calculation of a Portfolio's NAV:
■	Securities traded on an exchange held by a Portfolio ordinarily are valued by an independent pricing service at their closing price as reported by the principal securities exchange on which the securities are traded.
■	If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.
■	Fixed-income securities, including bonds, foreign bonds, convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.
■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.
■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.
In the calculation of the NAV of a Managed Volatility Portfolio, the shares of the Underlying Funds held by the Managed Volatility Portfolio are valued at their respective NAV per share and the other assets of the Managed Volatility Portfolio are valued in the same manner as they would be if held by an Underlying Fund.
The NAV per share of each Portfolio normally is computed daily as of the close of business of the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.
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As noted in this Prospectus, certain of the Portfolios may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio's shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares.
When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Portfolio if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio's NAV is calculated.
A Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, which may invest a significant portion of their assets in foreign securities (and in derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of portfolio share prices that may not reflect developments in foreign securities markets or derivatives that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.
The Portfolios have retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio's Foreign Securities, as applicable.
Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on a Portfolio is that the Portfolio's NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Policyowner purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all Policyowners will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.
Selling Shares
Shares of a class of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price (the price to sell one share of a particular class of a Portfolio) is the NAV per share of that Portfolio class next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Portfolio’s investments at the time of the redemption.
Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their PIC directly for details concerning these transactions.
Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the PIC. Payment generally is made within seven days after receipt of a proper request to redeem. No fee is charged to any PIC upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:
■	the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted
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■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable
■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust
■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares
Redemptions ordinarily are made in cash.
Except as otherwise noted, and via the PICs, a Policyowner may indirectly sell a class of shares and buy the same class of shares of another Portfolio within the Trust, also known as a transfer or an exchange privilege.
Market Timing Policy
The Portfolios are intended for long-term investment purposes. The Trust and/or the PICs will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IDI, thereby indirectly affecting a Portfolio's shareholders.
Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. The Portfolios may fair value securities pursuant to the Portfolios' Valuation Procedures; however, there can be no assurance that the Portfolios' process to fair value securities will be able to eliminate the arbitrage opportunity in Portfolios that hold foreign securities.
In addition, a Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.
To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.
WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Portfolios' market timing policy:
WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. At WISC’s discretion, such shareholder may also be blocked permanently.
This example is not all-inclusive of the trading activity that may be deemed to violate the Portfolios' market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.
In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares.
As an additional step, WISC reviews Portfolio redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities, WISC and/or IDI will coordinate with the applicable PIC so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.
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Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or IDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.
A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, IDI and WISC make efforts to monitor for market timing activities and will seek the assistance of the PICs through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a PIC or made difficult to identify by the use of omnibus accounts by the PICs, mainly due to the fact that the PICs maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.
Apart from actions taken by a Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the PICs that maintain the underlying account(s).
A Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.
Additional Compensation to Intermediaries
IDI and/or its affiliates (collectively, Ivy) may make payments for marketing, promotional or related services by:
■	PICs for whose Policies the Portfolios are underlying investment options; or
■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.
These payments often are referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Ivy’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolios. Because revenue sharing payments are paid by Ivy, and not from the Portfolios' assets, the amount of any revenue sharing payments is determined by Ivy.
In addition to the revenue sharing payments described above, Ivy may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, gifts and/or entertainment or meals.
The recipients of such incentives may include:
■	financial advisors and other registered and unregistered persons affiliated with Ivy;
■	broker-dealers and other financial intermediaries that sell such Policies; and
■	insurance companies that include shares of the Portfolios as underlying investment options.
Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a PIC or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.
In addition, Ivy may compensate PICs for administrative and shareholder services provided to Policyowners.
Notwithstanding the additional compensation described above, IICO and all subadvisers to the Portfolios are prohibited from considering a broker-dealer’s sale of any of the Portfolios' shares, or the inclusion of the Portfolios in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.
Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios' are underlying investment options, issued by PICs, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in IICO’s or a subadviser's selection of such broker-dealer for portfolio transaction execution.
132        Prospectus

The PIC that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
Prospectus        133

Distributions and Taxes
Distributions
Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders (the Variable Accounts) each year. Usually, a Portfolio distributes net investment income at the following times:
Declared and paid annually in May:
Net investment income from all Portfolios and net realized long-term and/or short-term capital gains from all Portfolios.
Dividends are paid by each Portfolio in additional full and fractional shares of the Portfolio.
All distributions from net realized capital gains, if any, of a class of shares of the Portfolio, are paid in additional full and fractional shares of that class.
Taxes
Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a RIC, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.
It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification federal tax rules that apply to them. If a Portfolio failed to meet those rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors each Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.
You will find additional information in the SAI about federal income tax considerations generally affecting the Portfolios. Because the only shareholders of the Portfolios are the Variable Accounts, no further discussion is included here as to the federal income tax consequences to the Portfolios' shareholders. For information concerning the federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.
134        Prospectus

Financial Highlights
The following information is to help you understand the financial performance of each of the classes of each Portfolio for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total Return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, the Portfolios’ Independent Registered Public Accounting Firm for its most recent fiscal year, whose Report of Independent Registered Public Accounting Firm, along with each Portfolio's financial statements and financial highlights for the fiscal year ended December 31, 2020, are included in the Portfolios' Annual Report to Shareholders, which is incorporated by reference into the SAI. The Annual Report contains additional performance information and will be made available upon request and without charge. The Board has selected PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, to serve as the current Independent Registered Public Accounting Firm for the Portfolios.
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IVY VIP
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy Class I Shares
Year ended 12-31-2020	$ 9.50	$ 0.17	$ 1.16	$ 1.33	$ (0.22)	$ (0.16)	$ (0.38)
Year ended 12-31-2019	8.29	0.20	1.63	1.83	(0.23)	(0.39)	(0.62)
Year ended 12-31-2018	9.37	0.18	(0.67)	(0.49)	(0.20)	(0.39)	(0.59)
Year ended 12-31-2017(4)	8.57	0.08	0.88	0.96	(0.16)	—	(0.16)
Class II Shares
Year ended 12-31-2020	9.50	0.15	1.15	1.30	(0.20)	(0.16)	(0.36)
Year ended 12-31-2019	8.29	0.18	1.62	1.80	(0.20)	(0.39)	(0.59)
Year ended 12-31-2018	9.37	0.16	(0.67)	(0.51)	(0.18)	(0.39)	(0.57)
Year ended 12-31-2017	8.04	0.03	1.44	1.47	(0.14)	—	(0.14)
Year ended 12-31-2016	8.30	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)
Balanced Class II Shares
Year ended 12-31-2020	8.22	0.09	0.94	1.03	(0.11)	(0.43)	(0.54)
Year ended 12-31-2019	7.46	0.11	1.44	1.55	(0.14)	(0.65)	(0.79)
Year ended 12-31-2018	7.95	0.12	(0.36)	(0.24)	(0.13)	(0.12)	(0.25)
Year ended 12-31-2017	7.47	0.12	0.70	0.82	(0.12)	(0.22)	(0.34)
Year ended 12-31-2016	8.76	0.11	0.00 *	0.11	(0.12)	(1.28)	(1.40)
Growth Class II Shares
Year ended 12-31-2020	11.33	(0.02)	3.03	3.01	—	(1.64)	(1.64)
Year ended 12-31-2019	11.02	(0.01)	3.58	3.57	—	(3.26)	(3.26)
Year ended 12-31-2018	12.09	0.00 *	0.36	0.36	— *	(1.43)	(1.43)
Year ended 12-31-2017	10.30	0.01	2.84	2.85	(0.03)	(1.03)	(1.06)
Year ended 12-31-2016	11.42	0.03	0.03	0.06	— *	(1.18)	(1.18)
High Income Class I Shares
Year ended 12-31-2020	3.48	0.21	(0.03)	0.18	(0.25)	—	(0.25)
Year ended 12-31-2019	3.35	0.24	0.13	0.37	(0.24)	—	(0.24)
Year ended 12-31-2018	3.65	0.23	(0.29)	(0.06)	(0.24)	—	(0.24)
Year ended 12-31-2017(4)	3.73	0.16	(0.03)	0.13	(0.21)	—	(0.21)
Class II Shares
Year ended 12-31-2020	3.47	0.20	(0.03)	0.17	(0.24)	—	(0.24)
Year ended 12-31-2019	3.34	0.23	0.13	0.36	(0.23)	—	(0.23)
Year ended 12-31-2018	3.64	0.22	(0.29)	(0.07)	(0.23)	—	(0.23)
Year ended 12-31-2017	3.61	0.23	0.01	0.24	(0.21)	—	(0.21)
Year ended 12-31-2016	3.35	0.24	0.28	0.52	(0.26)	—	(0.26)
International Core Equity Class II Shares
Year ended 12-31-2020	15.65	0.16	0.88	1.04	(0.34)	— *	(0.34)
Year ended 12-31-2019	14.66	0.29	2.28	2.57	(0.25)	(1.33)	(1.58)
Year ended 12-31-2018	18.58	0.30	(3.45)	(3.15)	(0.28)	(0.49)	(0.77)
Year ended 12-31-2017	15.30	0.23	3.29	3.52	(0.24)	—	(0.24)
Year ended 12-31-2016	15.53	0.24	(0.11)	0.13	(0.20)	(0.16)	(0.36)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
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	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Asset Strategy Class I Shares
Year ended 12-31-2020	$ 10.45	14.16%	$ — *	0.77%	1.83%	—%	—%	44%
Year ended 12-31-2019	9.50	22.08	1	0.77	2.19	0.77	2.19	46
Year ended 12-31-2018	8.29	-5.20	— *	0.78	1.91	0.78	1.91	58
Year ended 12-31-2017(4)	9.37	11.16	— *	0.74 (5)	1.30 (5)	—	—	39 (6)
Class II Shares
Year ended 12-31-2020	10.44	13.88	764	1.02	1.60	—	—	44
Year ended 12-31-2019	9.50	21.78	772	1.02	1.94	—	—	46
Year ended 12-31-2018	8.29	-5.44	753	1.03	1.65	—	—	58
Year ended 12-31-2017	9.37	18.27	936	1.02	0.35	—	—	39
Year ended 12-31-2016	8.04	-2.57	954	1.01	0.70	1.02	0.69	68
Balanced Class II Shares
Year ended 12-31-2020	8.71	14.11	344	1.02	1.13	—	—	61
Year ended 12-31-2019	8.22	22.09	341	1.01	1.38	—	—	44
Year ended 12-31-2018	7.46	-3.24	310	1.01	1.55	—	—	54
Year ended 12-31-2017	7.95	11.37	362	1.01	1.54	—	—	48
Year ended 12-31-2016	7.47	2.03	361	1.01	1.53	—	—	54
Growth Class II Shares
Year ended 12-31-2020	12.70	30.55	896	1.01	-0.20	—	—	29
Year ended 12-31-2019	11.33	36.59	791	1.00	-0.05	—	—	30
Year ended 12-31-2018	11.02	2.28	669	1.00	-0.02	—	—	37
Year ended 12-31-2017	12.09	29.34	883	0.99	0.05	—	—	41
Year ended 12-31-2016	10.30	1.22	835	0.98	0.26	1.00	0.24	53
High Income Class I Shares
Year ended 12-31-2020	3.41	6.30	20	0.69	6.54	—	—	52
Year ended 12-31-2019	3.48	11.49	27	0.67	6.82	—	—	35
Year ended 12-31-2018	3.35	-1.86	44	0.66	6.50	0.66	6.50	42
Year ended 12-31-2017(4)	3.65	3.42	56	0.66 (5)	6.53 (5)	—	—	52 (6)
Class II Shares
Year ended 12-31-2020	3.40	6.03	859	0.94	6.28	—	—	52
Year ended 12-31-2019	3.47	11.19	859	0.92	6.57	—	—	35
Year ended 12-31-2018	3.34	-2.11	803	0.91	6.27	—	—	42
Year ended 12-31-2017	3.64	6.68	887	0.91	6.22	—	—	52
Year ended 12-31-2016	3.61	16.19	845	0.89	6.97	0.92	6.94	36
International Core Equity Class II Shares
Year ended 12-31-2020	16.35	7.19	649	1.17	1.10	—	—	82
Year ended 12-31-2019	15.65	18.69	699	1.16	1.93	—	—	69
Year ended 12-31-2018	14.66	-17.81	676	1.16	1.70	—	—	51
Year ended 12-31-2017	18.58	23.16	835	1.16	1.33	—	—	59
Year ended 12-31-2016	15.30	1.08	736	1.17	1.60	—	—	77
(4)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.
Prospectus         137

IVY VIP
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Mid Cap Growth Class I Shares
Year ended 12-31-2020	$ 12.77	$ (0.04)	$ 5.89	$ 5.85	$ —	$ (1.02)	$ (1.02)
Year ended 12-31-2019	11.10	(0.02)	3.95	3.93	—	(2.26)	(2.26)
Year ended 12-31-2018	11.63	(0.02)	0.09	0.07	—	(0.60)	(0.60)
Year ended 12-31-2017(4)	10.30	0.00 *	1.64	1.64	—	(0.31)	(0.31)
Class II Shares
Year ended 12-31-2020	12.69	(0.07)	5.85	5.78	—	(0.99)	(0.99)
Year ended 12-31-2019	11.07	(0.06)	3.94	3.88	—	(2.26)	(2.26)
Year ended 12-31-2018	11.61	(0.05)	0.09	0.04	—	(0.58)	(0.58)
Year ended 12-31-2017	9.44	(0.04)	2.52	2.48	—	(0.31)	(0.31)
Year ended 12-31-2016	9.42	(0.01)	0.55	0.54	—	(0.52)	(0.52)
Natural Resources Class II Shares
Year ended 12-31-2020	3.84	0.04	(0.51)	(0.47)	(0.07)	—	(0.07)
Year ended 12-31-2019	3.55	0.07	0.26	0.33	(0.04)	—	(0.04)
Year ended 12-31-2018	4.63	0.03	(1.10)	(1.07)	(0.01)	—	(0.01)
Year ended 12-31-2017	4.50	0.00 *	0.14	0.14	(0.01)	—	(0.01)
Year ended 12-31-2016	3.66	0.01	0.86	0.87	(0.03)	—	(0.03)
Science and Technology Class I Shares
Year ended 12-31-2020	29.94	(0.14)	10.31	10.17	—	(3.98)	(3.98)
Year ended 12-31-2019	21.91	(0.06)	10.95	10.89	—	(2.86)	(2.86)
Year ended 12-31-2018	27.04	(0.03)	(1.24)	(1.27)	—	(3.86)	(3.86)
Year ended 12-31-2017(4)	25.22	(0.04)	4.16	4.12	—	(2.30)	(2.30)
Class II Shares
Year ended 12-31-2020	29.82	(0.21)	10.24	10.03	—	(3.98)	(3.98)
Year ended 12-31-2019	21.84	(0.13)	10.90	10.77	—	(2.79)	(2.79)
Year ended 12-31-2018	27.04	(0.11)	(1.23)	(1.34)	—	(3.86)	(3.86)
Year ended 12-31-2017	22.34	(0.13)	7.08	6.95	—	(2.25)	(2.25)
Year ended 12-31-2016	22.96	(0.11)	0.34	0.23	—	(0.85)	(0.85)
Small Cap Core Class II Shares
Year ended 12-31-2020	13.71	(0.02)	0.80	0.78	—	(0.64)	(0.64)
Year ended 12-31-2019	13.51	0.00 *	3.12	3.12	—	(2.92)	(2.92)
Year ended 12-31-2018	18.32	(0.06)	(1.37)	(1.43)	(0.02)	(3.36)	(3.38)
Year ended 12-31-2017	18.34	0.00 *	2.21	2.21	—	(2.23)	(2.23)
Year ended 12-31-2016	15.66	0.01	4.17	4.18	(0.07)	(1.43)	(1.50)
Small Cap Growth Class I Shares
Year ended 12-31-2020	8.80	(0.04)	3.39	3.35	—	—	—
Year ended 12-31-2019	7.69	(0.05)	1.85	1.80	—	(0.69)	(0.69)
Year ended 12-31-2018(5)	8.76	0.00 *	(1.07)	(1.07)	—	—	—
Class II Shares
Year ended 12-31-2020	8.77	(0.06)	3.37	3.31	—	—	—
Year ended 12-31-2019	7.68	(0.07)	1.85	1.78	—	(0.69)	(0.69)
Year ended 12-31-2018	11.63	(0.06)	0.03	(0.03)	(0.05)	(3.87)	(3.92)
Year ended 12-31-2017	9.69	(0.07)	2.27	2.20	—	(0.26)	(0.26)
Year ended 12-31-2016	10.60	(0.07)	0.23	0.16	—	(1.07)	(1.07)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.
(5)	For the period from November 5, 2018 (commencement of operations of the class) through December 31, 2018.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2018.
(9)	Expense ratio based on the period excluding reorganization expenses was 0.89%.
(10)	Expense ratio based on the period excluding reorganization expenses was 1.14%.
138        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Mid Cap Growth Class I Shares
Year ended 12-31-2020	$ 17.60	49.37%	$ 246	0.85%	-0.27%	0.90%	-0.32%	25%
Year ended 12-31-2019	12.77	38.28	233	0.85	-0.20	0.90	-0.25	20
Year ended 12-31-2018	11.10	0.20	184	0.85	-0.14	0.90	-0.19	53
Year ended 12-31-2017(4)	11.63	16.44	131	0.856 (6)	0.05 (6)	0.89 (6)	0.01 (6)	25 (7)
Class II Shares
Year ended 12-31-2020	17.48	49.00	444	1.10	-0.53	1.15	-0.58	25
Year ended 12-31-2019	12.69	37.94	315	1.10	-0.45	1.15	-0.50	20
Year ended 12-31-2018	11.07	-0.06	230	1.10	-0.42	1.15	-0.47	53
Year ended 12-31-2017	11.61	26.89	585	1.11	-0.39	1.15	-0.43	25
Year ended 12-31-2016	9.44	6.12	615	1.10	-0.09	1.15	-0.14	33
Natural Resources Class II Shares
Year ended 12-31-2020	3.30	-11.99	75	1.31	1.40	—	—	71
Year ended 12-31-2019	3.84	9.46	88	1.24	1.88	—	—	36
Year ended 12-31-2018	3.55	-23.23	88	1.21	0.72	—	—	33
Year ended 12-31-2017	4.63	2.97	131	1.36	0.11	—	—	44
Year ended 12-31-2016	4.50	23.81	144	1.36	0.20	—	—	67
Science and Technology Class I Shares
Year ended 12-31-2020	36.13	35.70	2	0.91	-0.44	—	—	8
Year ended 12-31-2019	29.94	49.86	1	0.90	-0.23	—	—	31
Year ended 12-31-2018	21.91	-5.00	1	0.91	-0.11	0.91	-0.11	17
Year ended 12-31-2017(4)	27.04	17.24	— *	0.90 (6)	-0.25 (6)	—	—	27 (7)
Class II Shares
Year ended 12-31-2020	35.87	35.36	676	1.16	-0.67	—	—	8
Year ended 12-31-2019	29.82	49.48	579	1.15	-0.48	—	—	31
Year ended 12-31-2018	21.84	-5.23	429	1.16	-0.38	—	—	17
Year ended 12-31-2017	27.04	32.12	645	1.15	-0.51	—	—	27
Year ended 12-31-2016	22.34	1.54	514	1.15	-0.52	1.17	-0.54	16
Small Cap Core Class II Shares
Year ended 12-31-2020	13.85	7.03	183	1.20	-0.14	—	—	145
Year ended 12-31-2019	13.71	24.33	188	1.18	-0.05	—	—	126
Year ended 12-31-2018	13.51	-10.49	175	1.17	-0.34	—	—	112
Year ended 12-31-2017	18.32	13.73	316	1.15	0.01	—	—	112
Year ended 12-31-2016	18.34	28.88	348	1.16	0.08	—	—	182
Small Cap Growth Class I Shares
Year ended 12-31-2020	12.15	38.01	59	0.89	-0.46	0.92	-0.49	50
Year ended 12-31-2019	8.80	23.68	58	0.89	-0.60	0.91	-0.62	41
Year ended 12-31-2018(5)	7.69	-12.24	52	1.05 (6)(9)	0.15 (6)	1.07 (6)	0.13 (6)	52 (8)
Class II Shares
Year ended 12-31-2020	12.08	37.66	406	1.14	-0.71	1.17	-0.74	50
Year ended 12-31-2019	8.77	23.37	331	1.14	-0.84	1.17	-0.87	41
Year ended 12-31-2018	7.68	-4.11	300	1.16 (10)	-0.52	1.18	-0.54	52
Year ended 12-31-2017	11.63	23.12	377	1.15	-0.69	1.17	-0.71	55
Year ended 12-31-2016	9.69	2.92	426	1.14	-0.79	1.16	-0.81	107
Prospectus         139

IVY VIP
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Core Equity Class II Shares
Year ended 12-31-2020	$ 12.63	$ 0.06	$ 2.44	$ 2.50	$ (0.07)	$ (0.70)	$ (0.77)
Year ended 12-31-2019	10.80	0.06	3.10	3.16	(0.07)	(1.26)	(1.33)
Year ended 12-31-2018	12.30	0.07	(0.53)	(0.46)	(0.06)	(0.98)	(1.04)
Year ended 12-31-2017	10.67	0.05	2.09	2.14	(0.05)	(0.46)	(0.51)
Year ended 12-31-2016	11.75	0.05	0.32	0.37	(0.05)	(1.40)	(1.45)
Global Growth Class II Shares
Year ended 12-31-2020	3.58	0.00 *	0.72	0.72	(0.01)	—	(0.01)
Year ended 12-31-2019	8.67	0.02	1.45	1.47	(0.06)	(6.50)	(6.56)
Year ended 12-31-2018	9.87	0.05	(0.58)	(0.53)	(0.05)	(0.62)	(0.67)
Year ended 12-31-2017	8.14	0.04	1.93	1.97	— *	(0.24)	(0.24)
Year ended 12-31-2016	8.68	0.01	(0.28)	(0.27)	(0.02)	(0.25)	(0.27)
Value Class II Shares
Year ended 12-31-2020	6.72	0.09	(0.05)	0.04	(0.12)	(0.24)	(0.36)
Year ended 12-31-2019	5.69	0.11	1.32	1.43	(0.05)	(0.35)	(0.40)
Year ended 12-31-2018	6.44	0.07	(0.51)	(0.44)	(0.12)	(0.19)	(0.31)
Year ended 12-31-2017	5.93	0.11	0.61	0.72	(0.09)	(0.12)	(0.21)
Year ended 12-31-2016	6.15	0.08	0.49	0.57	(0.07)	(0.72)	(0.79)
Pathfinder Moderate – Managed Volatility Class II Shares
Year ended 12-31-2020	$ 5.84	$ 0.10	$ 0.34	$ 0.44	$ (0.08)	$ (0.43)	$ (0.51)
Year ended 12-31-2019	5.33	0.08	0.82	0.90	(0.11)	(0.28)	(0.39)
Year ended 12-31-2018	5.78	0.11	(0.33)	(0.22)	(0.06)	(0.17)	(0.23)
Year ended 12-31-2017	5.25	0.06	0.65	0.71	(0.03)	(0.15)	(0.18)
Year ended 12-31-2016	5.37	0.03	0.06	0.09	(0.03)	(0.18)	(0.21)
Pathfinder Moderately Aggressive – Managed Volatility Class II Shares
Year ended 12-31-2020	5.63	0.09	0.33	0.42	(0.07)	(0.52)	(0.59)
Year ended 12-31-2019	5.15	0.07	0.88	0.95	(0.12)	(0.35)	(0.47)
Year ended 12-31-2018	5.66	0.11	(0.37)	(0.26)	(0.07)	(0.18)	(0.25)
Year ended 12-31-2017	5.06	0.07	0.71	0.78	(0.02)	(0.16)	(0.18)
Year ended 12-31-2016	5.25	0.03	0.09	0.12	(0.05)	(0.26)	(0.31)
Pathfinder Moderately Conservative – Managed Volatility Class II Shares
Year ended 12-31-2020	5.58	0.09	0.39	0.48	(0.08)	(0.34)	(0.42)
Year ended 12-31-2019	5.19	0.08	0.66	0.74	(0.10)	(0.25)	(0.35)
Year ended 12-31-2018	5.55	0.10	(0.24)	(0.14)	(0.05)	(0.17)	(0.22)
Year ended 12-31-2017	5.10	0.05	0.53	0.58	(0.02)	(0.11)	(0.13)
Year ended 12-31-2016	5.23	0.02	0.04	0.06	(0.03)	(0.16)	(0.19)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	Does not include expenses of underlying Ivy VIP Portfolios in which the Portfolio invests.
140        Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Core Equity Class II Shares
Year ended 12-31-2020	$ 14.36	21.52%	$ 737	0.95%	0.51%	1.00%	0.46%	58%
Year ended 12-31-2019	12.63	31.09	723	0.95	0.53	1.00	0.48	80
Year ended 12-31-2018	10.80	-4.51	626	0.95	0.59	1.00	0.54	99
Year ended 12-31-2017	12.30	20.75	445	0.95	0.42	1.00	0.37	78
Year ended 12-31-2016	10.67	3.74	420	0.95	0.45	1.01	0.39	75
Global Growth Class II Shares
Year ended 12-31-2020	4.29	20.58	156	1.13	0.06	1.23	-0.04	33
Year ended 12-31-2019	3.58	25.93	148	1.13	0.41	1.21	0.33	26
Year ended 12-31-2018	8.67	-6.27	134	1.13	0.46	1.18	0.41	40
Year ended 12-31-2017	9.87	24.52	424	1.14	0.47	1.17	0.44	54
Year ended 12-31-2016	8.14	-3.04	408	1.13	0.09	1.16	0.06	71
Value Class II Shares
Year ended 12-31-2020	6.40	1.98	465	1.01	1.57	—	—	63
Year ended 12-31-2019	6.72	26.33	511	1.00	1.81	—	—	62
Year ended 12-31-2018	5.69	-7.24	446	1.00	1.09	—	—	56
Year ended 12-31-2017	6.44	12.49	432	1.00	1.74	—	—	67
Year ended 12-31-2016	5.93	11.14	379	1.02	1.38	1.03	1.37	54
Pathfinder Moderate – Managed Volatility Class II Shares
Year ended 12-31-2020	$ 5.77	9.07%	$ 729	0.23% (4)	1.78% (4)	—%	—%	42%
Year ended 12-31-2019	5.84	17.32	707	0.23 (4)	1.39 (4)	—	—	9
Year ended 12-31-2018	5.33	-4.00	606	0.23 (4)	2.00 (4)	—	—	28
Year ended 12-31-2017	5.78	13.80	600	0.23 (4)	1.07 (4)	—	—	21
Year ended 12-31-2016	5.25	1.81	511	0.24 (4)	0.55 (4)	—	—	14
Pathfinder Moderately Aggressive – Managed Volatility Class II Shares
Year ended 12-31-2020	5.46	9.71	96	0.29 (4)	1.68 (4)	—	—	41
Year ended 12-31-2019	5.63	19.29	93	0.27 (4)	1.32 (4)	—	—	16
Year ended 12-31-2018	5.15	-4.75	84	0.27 (4)	2.04 (4)	—	—	37
Year ended 12-31-2017	5.66	15.70	92	0.27 (4)	1.38 (4)	—	—	19
Year ended 12-31-2016	5.06	2.36	78	0.31 (4)	0.56 (4)	—	—	12
Pathfinder Moderately Conservative – Managed Volatility Class II Shares
Year ended 12-31-2020	5.64	9.61	86	0.30 (4)	1.77 (4)	—	—	45
Year ended 12-31-2019	5.58	14.89	80	0.27 (4)	1.45 (4)	—	—	14
Year ended 12-31-2018	5.19	-2.90	73	0.29 (4)	1.79 (4)	—	—	28
Year ended 12-31-2017	5.55	11.84	74	0.27 (4)	0.96 (4)	—	—	26
Year ended 12-31-2016	5.10	1.21	67	0.30 (4)	0.49 (4)	—	—	11
Prospectus         141

Ivy Variable Insurance Portfolios

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286-2501
Legal Counsel
Stradley Ronon Stevens & Young, LLP
191 N. Wacker Drive; Suite 1601
Chicago, Illinois 60606-1890
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, Pennsylvania 19103-7042
Investment Manager
Ivy Investment Management Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Underwriter
Ivy Distributors, Inc.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Transfer Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Accounting Services Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
Our INTERNET address is:
http://www.ivyinvestments.com

Ivy Variable Insurance Portfolios
You can get more information about each Portfolio in the —
■	Statement of Additional Information (SAI), which contains detailed information about the Portfolios, particularly the investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
■	Annual and Semiannual Reports to Shareholders, which detail the Portfolios' actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the year covered by the report.
To request a copy of a Portfolio's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Trust or Ivy Distributors, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at www.ivyinvestments.com.
Information about the Portfolios (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
IVY DISTRIBUTORS, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
(888) 923-3355
The Trust’s SEC file number is: 811-5017.